Exhibit 10.4

Execution Version

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of July 30, 2026, is by and among Space-Eyes, Inc., a Delaware corporation with offices located at 1200 Brickell Avenue, Penthouse 2010, Miami, FL 33131 (“Space-Eyes”), McKinley Acquisition Corporation, a Cayman Islands exempted company with offices located at 75 Second Ave., Suite 605, Needham, MA 02494 (“McKinley”) and each of the investors listed on the Schedule of Buyers attached hereto (individually, a “Buyer” and collectively, the “Buyers”). For the purposes hereof, the “Company” shall mean (i) prior to the Merger Effective Date (as defined below), Space-Eyes and (ii) upon and following the Merger Effective Date, McKinley (it being understood that, following the Merger (as defined below), Space-Eyes will be a wholly owned subsidiary of McKinley).

RECITALS

A. Space-Eyes and McKinley intend to consummate a business combination (the “Merger”) pursuant to that certain Business Combination Agreement in the form provided to the Buyers on or before the date hereof and attached hereto as Exhibit A (the “Business Combination Agreement”).

B. Space-Eyes, McKinley and each Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”), and Rule 506(b) of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act.

C. Space-Eyes has authorized a new series of Senior Secured Convertible Notes in the form attached hereto as Exhibit B, which such Notes (as defined below) shall entitle the Buyers to receive Issuer Equity Interests (together with any capital stock into which such Issuer Equity Interests shall have been changed or any share capital resulting from a reclassification of such Issuer Equity Interests, the “Common Stock”) (such underlying Common Stock then issuable pursuant to the terms of the Notes, the “Note Shares”). “Notes” shall mean (i) prior to the Merger Effective Date (as defined below), the Senior Secured Convertible Notes issued by Space-Eyes to the Buyers pursuant to the terms hereof (the “Space-Eyes Notes”) and (ii) on and after the Merger Effective Date, the Senior Secured Convertible Notes issued by McKinley to the Buyers in exchange for the Space-Eyes Notes on the Merger Effective Date, which shall be on terms identical to the Space-Eyes Notes (the “McKinley Notes”). “Issuer Equity Interests” shall mean (i) prior to the Merger Effective Date, shares of common stock, par value $0.001 per share, of Space-Eyes and (ii) on and after the Merger Effective Date, shares of common stock, par value $0.0001 per share, of McKinley (following the Domestication (as defined in the Business Combination Agreement)), which shall be listed on Nasdaq (as defined below). “Merger Effective Date” shall mean the date that the Merger is consummated.

D. Space-Eyes has also authorized the issuance of warrants to purchase Common Stock in the form attached hereto as Exhibit C (such underlying Common Stock issuable upon exercise of a Warrant (as defined below), collectively, the “Warrant Shares” and, together with the Note Shares, the “Underlying Shares”). “Warrants” shall mean (i) prior to the Merger Effective Date, the warrants to purchase Common Stock issued by Space-Eyes to the Buyers pursuant to the terms hereof (the “Space-Eyes Warrants”) and (ii) on and after the Merger Effective Date, the warrants to purchase Common Stock issued by McKinley to the Buyers in exchange for the Space-Eyes Warrants on the Merger Effective Date, which shall be on terms identical to the Space-Eyes Warrants (the “McKinley Warrants”).

E. Each Buyer wishes to purchase, and Space-Eyes wishes to sell, upon the terms and conditions stated in this Agreement, (i) the aggregate principal amount of Initial Purchased Notes set forth opposite such Buyer’s name in column (3) on the Schedule of Buyers, (ii) the aggregate principal amount of Subsequently Purchased Notes set forth opposite such Buyer’s name in column (4) on the Schedule of Buyers and (iii) a Warrant exercisable for the aggregate number of Warrant Shares as is determined in accordance with such Warrant at the Subsequent Closing (the “Purchased Warrants”).

F. At the Initial Closing (as defined below), Space-Eyes and each Buyer shall execute and deliver (i) the security agreements (the “Space-Eyes Security Agreements”), in a form satisfactory to the Buyers in their sole discretion, pursuant to which Space-Eyes shall grant a first priority security interest to the Collateral Agent (as defined in the Space-Eyes Security Agreements), as collateral agent for the holders of the Notes in all tangible and intangible assets, now owned and hereafter created or acquired, of Space-Eyes and its Subsidiaries and (ii) one or more Control Agreements (as defined in the Notes) related to the Controlled Cash Account (as defined in the Notes).

G. Concurrently with the consummation of the Merger, (i) McKinley shall exchange the Space-Eyes Notes for McKinley Notes and the Space-Eyes Warrants for McKinley Warrants and (ii) McKinley and each Buyer shall execute and deliver the security agreements (the “McKinley Security Agreements”), in a form satisfactory to the Buyers in their sole discretion, pursuant to which McKinley shall agree to grant a first priority security interest to the Collateral Agent (as defined in the McKinley Security Agreements), as collateral agent for the holders of the Notes in all tangible and intangible assets, now owned and hereafter created or acquired, of McKinley and its Subsidiaries.

H. For the purposes herein, the term “Securities” collectively refers to (i) prior to the Merger Effective Date, the Initial Purchased Notes, any Subsequently Purchased Notes, any Space-Eyes Subsequent Closing Shares and the Purchased Warrants, (ii) on and after the Merger Effective Date, the McKinley Notes, the McKinley Warrants, and the McKinley Subsequent Closing Shares, (iii) the Underlying Shares and (iv) the Replenishment Shares.

I. At or before the Initial Closing, each of the parties set forth on Exhibit D shall execute and deliver a Lock-Up Agreement, in the form attached hereto as Exhibit E (the “Lock-Up Agreement”), pursuant to which such parties shall agree to certain equity transfer restrictions.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Space-Eyes and each Buyer hereby agree as follows:

1.	PURCHASE, SALE AND EXCHANGE OF SECURITIES.

(a) Purchase of Initial Purchased Notes.  Subject to the satisfaction (or waiver) of the conditions set forth in Sections 7 and 8(A), as applicable, Space-Eyes shall, in reliance upon the exemptions from securities registration afforded by Section 4(a)(2) of the 1933 Act and Rule 506(b) of Regulation D, issue and sell to each Buyer, and each Buyer severally, but not jointly, agrees to purchase from Space-Eyes on the Initial Closing Date (as defined below) the aggregate principal amount of Notes as is set forth opposite such Buyer’s name in column (3) on the Schedule of Buyers (the “Initial Purchased Notes”). For the avoidance of doubt, no Warrants shall be issued at the Initial Closing.

(b) Initial Closing.  The closing (the “Initial Closing”) of the purchase of the Initial Purchased Notes by the Buyers shall occur by electronic transmission or other transmission as mutually acceptable to the parties. The date and time of the Initial Closing (the “Initial Closing Date”) shall be 10:00 a.m., New York time, on the first (1st) Business Day on which the conditions to the Initial Closing set forth in Sections 7 and 8(A) are satisfied or waived (or such other date as is mutually agreed to by Space-Eyes and each Buyer). As used herein “Business Day” means any day other than a Saturday, a Sunday or any day on which commercial banks in the City of New York are authorized or required by law or executive order to close or be closed; provided, however, for clarification, commercial banks in the City of New York shall not be deemed to be authorized or required by law or executive order to close or be closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in the City of New York are open for use by customers on such day.

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(c) Initial Note Purchase Price.  The aggregate purchase price for the Initial Purchased Notes to be purchased by each Buyer at the Initial Closing (the “Initial Notes Purchase Price”) shall be the amount set forth opposite such Buyer’s name in column (4) on the Schedule of Buyers.

(d) Form of Payment for Initial Purchased Notes.  On the Initial Closing Date, (i) each Buyer shall pay its respective Initial Notes Purchase Price to Space-Eyes for the Initial Purchased Notes to be issued and sold to such Buyer at the Initial Closing (net of expenses payable pursuant to Section 5(j)) by wire transfer of immediately available funds in accordance with a Flow of Funds Letter with respect to the Initial Purchased Notes and (ii) Space-Eyes shall deliver to each Buyer Initial Purchased Notes duly executed on behalf of Space-Eyes and registered on the books and records of Space-Eyes in the name of such Buyer or its designee.

(e) Purchase of Subsequently Purchased Notes and Purchased Warrants and Issuance of Subsequent Closing Shares. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 7 and 8, as applicable, Space-Eyes shall, in reliance upon the exemptions from securities registration afforded by Section 4(a)(2) of the 1933 Act and Rule 506(b) of Regulation D, issue and sell to each Buyer, and each Buyer severally, but not jointly, agrees to purchase from Space-Eyes on the Subsequent Closing Date (as defined below) the following Securities:

(i) the aggregate principal amount of Notes as is set forth opposite such Buyer’s name in column (5) on the Schedule of Buyers (the “Subsequently Purchased Notes” and together with the Initial Purchased Notes, the “Purchased Notes”); provided that the aggregate principal amount of the Subsequently Purchased Notes shall be subject to reduction in accordance with Section 5(e)(ii); and

(ii) a Warrant exercisable for the aggregate number of Warrant Shares as is determined in accordance with such Warrant at the Subsequent Closing (the “Purchased Warrants”).

In addition, concurrently with the issuance of the Subsequently Purchased Notes and the Purchased Warrants, Space-Eyes will deliver to each Buyer a number of shares of Space-Eyes common stock which, upon completion of the Merger, shall equal such Buyer’s Pro Rata Portion of 9.9% of the outstanding shares of McKinley’s common stock (the “Space-Eyes Subsequent Closing Shares”). The Buyer may apply any Subsequent Closing Shares (as defined below) received pursuant to the terms hereof to satisfy the issuance of Interest Payment Shares, Amortization Payment Shares, Event of Default Equity Shares or Conversion Consideration (as each such term is defined in the Notes) due and owing to such Buyer under such Buyer’s Notes or as otherwise provided for in such Buyer’s Notes. “Pro Rata Portion” means, with respect to each Buyer at any time of determination, a fraction (expressed as a percentage), the numerator of which is the aggregate outstanding Principal Amount (as defined in the Notes) of Notes then held by such Buyer and the denominator of which is the aggregate outstanding Principal Amount of all Notes then held by all Buyers. The number of Subsequent Closing Shares delivered to each Buyer at the Subsequent Closing shall be such Buyer’s “Subsequent Closing Share Balance,” which shall be (i) reduced from time to time as Subsequent Closing Shares are applied to satisfy the issuance of Interest Payment Shares, Amortization Payment Shares, Event of Default Equity Shares or Conversion Consideration in accordance with the terms of such Buyer’s Notes, (ii) increased from time to time by the number of Replenishment Shares (as defined below) issued to such Buyer pursuant to Section 5(gg), (iii) reduced from time to time by the number of Abeyance Shares (as defined below) held in abeyance pursuant to Section 5(gg)(iv) and (iv) increased from time to time by the number of Abeyance Shares released from abeyance pursuant to Section 5(gg)(iv). “Subsequent Closing Shares” shall mean (i) prior to the Merger Effective Date, the Space-Eyes Subsequent Closing Shares issued by Space-Eyes to the Buyers pursuant to the terms hereof and (ii) on and after the Merger Effective Date (x) the shares of Common Stock issued by McKinley to the Buyers in exchange for the Space-Eyes Subsequent Closing Shares on the Merger Effective Date (the “McKinley Subsequent Closing Shares”) and (y) any additional Replenishment Shares issued to the Buyers or Abeyance Shares released to the Buyers, in each case pursuant to the terms hereof. The aggregate principal amount of the Subsequently Purchased Notes shall be subject to reduction in accordance with Section 5(e)(ii).

(f) Subsequent Closing.  The closing (the “Subsequent Closing” and together with the Initial Closing, each a “Closing”) of the purchase by the Buyers of the Subsequently Purchased Notes and Purchased Warrants shall occur by electronic transmission or other transmission as mutually acceptable to the parties at 10:00 a.m., New York time, on the first (1st) Business Day on which the conditions to the Subsequent Closing set forth in Sections 7 and 8 are satisfied or waived (or such other date as is mutually agreed to by Space-Eyes and each Buyer) (such date, the “Subsequent Closing Date” and together with the Initial Closing Date, each a “Closing Date”).

(g) Subsequent Securities Purchase Price.  The aggregate purchase price for the Subsequently Purchased Notes to be purchased by the Buyers at the Subsequent Closing (the “Subsequent Notes Purchase Price”) shall be the amount set forth opposite such Buyer’s name in column (6) on the Schedule of Buyers. The aggregate purchase price for the Purchased Warrants to be purchased by the Buyers at the Subsequent Closing (the “Warrant Purchase Price”) shall be determined in accordance with such Warrant at the Subsequent Closing. The Subsequent Notes Purchase Price and the Warrant Purchase Price are collectively referred to as the “Subsequent Securities Purchase Price.”

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(h) Form of Payment for Subsequently Purchased Notes and Purchased Warrants. On the Subsequent Closing Date, (i) each Buyer shall pay its respective Subsequent Securities Purchase Price to Space-Eyes for the Subsequently Purchased Notes and Purchased Warrants to be issued and sold to such Buyer at the Subsequent Closing Date (net of expenses payable pursuant to Section 5(j)), by wire transfer of immediately available funds in accordance with a Flow of Funds Letter with respect to such Subsequently Purchased Notes and Purchased Warrants, (ii) Space-Eyes shall deliver to each Buyer Subsequently Purchased Notes, duly executed on behalf of Space-Eyes and registered on the books and records of Space-Eyes in the name of such Buyer or its designee, and (iii) Space-Eyes shall deliver to each Buyer the Purchased Warrants exercisable for the aggregate number of Warrant Shares as is determined in accordance with such Warrant at the Subsequent Closing, duly executed on behalf of Space-Eyes and registered on the books and records of Space-Eyes in the name of such Buyer or its designee.

(i) Tax Treatment and Purchase Price Allocation. Each Buyer, Space-Eyes, and McKinley intend that (i) the Notes will be treated as equity (and not debt) for U.S. federal income tax purposes, and as preferred stock for purposes of Section 305 of the Internal Revenue Code of 1986, as amended (the “Code”) (the “Intended Tax Treatment”), (ii) any conversion of the Notes will be treated for U.S. federal income tax purposes as a tax-free exchange into the shares, except solely to the extent specifically provided in Treasury Regulations section 1.305-7; and (iii) any redemption or repayment of the Notes would be treated as a sale or exchange (and not as a distribution) for U.S. federal income tax purposes. Each of Space-Eyes and McKinley shall, and shall cause any agent thereof to, report consistently with, and take no positions or actions inconsistent with (including on any information return), the Intended Tax Treatment (including by way of withholding) unless otherwise required by a change in law or a final determination within the meaning of Section 1313(a) of the Code. Furthermore, each Buyer, Space-Eyes, and McKinley acknowledge that neither Space-Eyes nor McKinley expects to have any earnings and profits for any taxable year within the period the Notes are expected to be outstanding and therefore each Buyer (or any assignee or transferee (as the case may be)) is not expected to be required to include in income as a dividend for U.S. federal income tax purposes, and no U.S. withholding tax is expected to apply to, any amounts in respect of the Notes. If notwithstanding such expectation, Space-Eyes or McKinley determines that it (as applicable) is likely to have earnings and profits in any taxable year so that Space-Eyes or McKinley (as applicable) may be required to withhold any U.S. federal income tax on any amount in respect of the Notes, Space-Eyes or McKinley (as applicable) will promptly notify each Buyer (or any assignee or transferee (as the case may be)) of such determination and will use its reasonable best efforts to cooperate with each Buyer (or any assignee or transferee (as the case may be)) to reduce, eliminate, or otherwise mitigate the impact of, such withholding. Each Buyer, Space-Eyes, and McKinley further agree that if Space-Eyes or McKinley is required to apply U.S. federal withholding to any amount in respect of the Notes, Space-Eyes and McKinley (as applicable) (x) will not withhold any tax if the holder delivers a valid IRS Form W-9 certifying that it is not subject to backup withholding; and (y) will determine the rate of any applicable U.S. federal withholding tax in accordance with the applicable withholding rate set forth in the IRS Form W-8BEN-E (or any successor form) (including as an attachment to an IRS Form W-8IMY) delivered by each Buyer (or any assignee or transferee, as applicable) to Space-Eyes or McKinley (as applicable) (or its paying agent) prior to the applicable date with respect to which withholding is required to be applied. Each Buyer, Space-Eyes and McKinley agree that the Initial Notes Purchase Price and Subsequent Notes Purchase Price shall be allocated as set forth on the Schedule of Buyers. Neither the Buyers nor Space-Eyes nor McKinley shall take any position inconsistent with such allocation in any tax return or for any other purposes (including in any judicial or administrative proceeding in respect of taxes), except as may be otherwise required by applicable law.

(j) Securities Exchange. Concurrently with the Merger, on the Merger Effective Date, McKinley shall issue to each Buyer (i) McKinley Notes in exchange for such Buyer’s Space-Eyes Notes (including any Initial Purchased Notes then outstanding) in an aggregate principal amount equal to the aggregate outstanding principal amount of such Buyer’s Space-Eyes Notes immediately prior to the Merger Effective Date, which McKinley Notes shall be on terms identical to the Space-Eyes Notes, provided that such McKinley Notes shall not bear any restrictive legends; provided further that such McKinley Notes have been registered on the Registration Statement (as defined in the Business Combination Agreement); (ii) McKinley Warrants in exchange for such Buyer’s Space-Eyes Warrants that are exercisable for the same number of Warrant Shares as such Buyer’s Space-Eyes Warrants were exercisable immediately prior to the Merger Effective Date (subject to adjustment as provided in the Purchased Warrants), which McKinley Warrants shall be on terms identical to the Space-Eyes Warrants, provided that such McKinley Warrants shall not bear any restrictive legends; provided that such McKinley Warrants have been registered on the Registration Statement (as defined in the Business Combination Agreement); and (iii) McKinley Subsequent Closing Shares, which shall be Freely Tradeable (as defined in the Notes), provided that such McKinley Subsequent Closing Shares have been registered on the Registration Statement (as defined in the Business Combination Agreement), in exchange for such Buyer’s Space-Eyes Subsequent Closing Shares in an amount equal to such Buyer’s Subsequent Closing Share Balance immediately prior to the Merger Effective Date (collectively, the “Securities Exchange”). Space-Eyes and McKinley shall use their commercially reasonable efforts to cause the McKinley Notes (and the Underlying Shares issuable pursuant thereto), McKinley Warrants (and the Underlying Shares issuable pursuant thereto) and McKinley Subsequent Closing Shares to be registered under the 1933 Act pursuant to the Registration Statement (as defined in the Business Combination Agreement) to be filed by Space-Eyes and McKinley in connection with the transactions contemplated by the Business Combination Agreement. Upon consummation of the Securities Exchange, each Buyer shall be deemed to have automatically surrendered its Space-Eyes Notes, Space-Eyes Warrants and Space-Eyes Subsequent Closing Shares (collectively, the “Space-Eyes Securities”) in exchange for the corresponding McKinley Notes, McKinley Warrants and McKinley Subsequent Closing Shares, and such Space-Eyes Securities shall be deemed cancelled for all purposes; provided that no Buyer shall be required to execute any additional instrument of transfer or surrender, and the Securities Exchange shall be effected automatically and without any further action on the part of any Buyer.

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2.	BUYER’S REPRESENTATIONS AND WARRANTIES.

Each Buyer, severally and not jointly, represents and warrants to Space-Eyes and McKinley with respect to only itself that, as of the date hereof, as of the Initial Closing Date and as of the Subsequent Closing Date:

(a) Organization; Authority. Such Buyer is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents (as defined below) to which it is a party and otherwise to carry out its obligations hereunder and thereunder.

(b) No Public Sale or Distribution. Such Buyer (i) is acquiring its Notes and Warrants, and (ii) upon conversion of, or otherwise in accordance with, its Notes will acquire the Note Shares issuable upon conversion thereof, or otherwise in accordance therewith, and upon exercise of, or otherwise in accordance with, its Warrants will acquire the Warrant Shares issuable upon exercise thereof, or otherwise in accordance therewith, in each case, for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof in violation of applicable securities laws, except pursuant to sales registered or exempted under the 1933 Act; provided, however, by making the representations herein, such Buyer does not agree, or make any representation or warranty, to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption from registration under the 1933 Act. Such Buyer does not presently and will not have any agreement or understanding, directly or indirectly, with any Person (as defined below) to distribute any of the Securities in violation of applicable securities laws. For purposes of this Agreement, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any Governmental Entity (as defined below) or any department or agency thereof.

(c) Accredited Investor Status. At the time such Buyer was offered the Securities, it was and, as of the date hereof, such Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D.

(d) Reliance on Exemptions. Such Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that each of Space-Eyes and McKinley is relying in part upon the truth and accuracy of, and such Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire the Securities.

(e) Information. Such Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of Space-Eyes and McKinley and materials relating to the offer and sale of the Securities that have been requested by such Buyer. Such Buyer and its advisors, if any, have had (i) the opportunity to review the Transaction Documents and the SEC Documents (as defined below) and has been afforded the opportunity to ask such questions of Space-Eyes and McKinley as it has deemed necessary of, and to receive answers from, representatives of Space-Eyes and McKinley concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about each of Space-Eyes and McKinley and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that Space-Eyes or McKinley possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer’s right to rely on Space-Eyes’ or McKinley’s representations and warranties contained herein. Such Buyer understands that its investment in the Securities involves a high degree of risk. Such Buyer acknowledges that it can bear the economic risk and complete loss of its investment in the Securities and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby. Such Buyer did not learn of the investment in the Securities as a result of any general solicitation or general advertising. Such Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities. Such Buyer is not relying upon, and has not relied upon, any representation or warranty made by any person, except for representations and warranties made by Space-Eyes in Section 3 and McKinley in Section 4 of this Agreement, in making its investment or decision to invest in Space-Eyes or McKinley. Such Buyer acknowledges and agrees that (i) none of Clear Street, LLC, Alexander Capital, L.P. (collectively, the “Placement Agents”) or any of their respective affiliates has provided such Buyer with any information or advice with respect to the Securities nor is such information or advice necessary or desired, (ii) no Placement Agent or any of its affiliates has made or makes any representation as to Space-Eyes or McKinley or the quality of the Securities; and (iii) the Placement Agents and their respective affiliates may have acquired non-public information with respect to Space-Eyes or McKinley which such Buyer agrees need not be provided to it. In connection with the issuance of the Securities to such Buyer, no Placement Agent or any of its affiliates has acted as a financial advisor or fiduciary to such Buyer.

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(f) Independent Investment Decision. Such Buyer has independently evaluated the merits of its decision to purchase Securities pursuant to the Transaction Documents, and such Buyer confirms that it has not relied on the advice of any other Buyer’s business and/or legal counsel in making such decision. Such Buyer understands that nothing in this Agreement or any other materials presented by or on behalf of Space-Eyes or McKinley to such Buyer in connection with the purchase of the Securities constitutes legal, tax or investment advice. Such Buyer has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities. Such Buyer understands that the Placement Agents have acted solely as the agent of Space-Eyes in this placement of the Securities and such Buyer has not relied on the business or legal advice of the Placement Agents or any of their agents, counsel or Affiliates in making its investment decision hereunder, and confirms that none of such Persons has made any representations or warranties to such Buyer in connection with the transactions contemplated by the Transaction Documents.

(g) No Governmental Review. Such Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(h) Transfer or Resale. Such Buyer understands that, as of the Initial Closing Date and the Subsequent Closing Date: (i) the Securities have not been registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred by any Buyer or any other holder of such Securities unless (A) subsequently registered thereunder, (B) such Buyer shall have delivered to the Company (if requested by the Company) an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Buyer provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the 1933 Act (or a successor rule thereto) (collectively, “Rule 144”); and (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144, and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC promulgated thereunder. Notwithstanding the foregoing, the Securities may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the Securities and such pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Buyer effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document, including, without limitation, this Section 2(h).

(i) Validity; Enforcement. This Agreement and the Security Documents (as defined below) have been (or will be upon the completion of the Merger, with respect to the McKinley Security Agreements) duly and validly authorized, executed and delivered on behalf of such Buyer and shall constitute the legal, valid and binding obligations of such Buyer enforceable against such Buyer in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies. As used in this Agreement, “Security Documents” means the Space-Eyes Security Agreements (prior to the completion of the Merger), the McKinley Security Agreements (upon the completion of the Merger), the Control Agreements (as defined in the Notes) and each other agreement or instrument pursuant to or in connection with which Space-Eyes or any of its Subsidiaries grants a security interest in any Pledged Collateral to any Secured Party (as defined in the Space-Eyes Security Agreements or the McKinley Security Agreements, as applicable), for its benefit and the benefit of the holders of the Notes, or pursuant to which any such security interest in Pledged Collateral (as defined in the Space-Eyes Security Agreements or the McKinley Security Agreements, as applicable) is perfected, each as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms hereof and thereof.

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(j) No Conflicts. The execution, delivery and performance by such Buyer of this Agreement and the Transaction Documents and the consummation by such Buyer of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Buyer, or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Buyer is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Buyer, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Buyer to perform its obligations hereunder.

(k) No Bad Actor Disqualification Event.  Such Buyer represents, after reasonable inquiry, that none of the “Bad Actor” disqualifying events described in Rule 506(d)(l)(i) to (viii) under the 1933 Act (a “Disqualification Event”) is applicable to such Buyer or any of its Rule 506(d) Related Parties (if any). “Rule 506(d) Related Party” means a person or entity that is a beneficial owner of such Buyer’s securities for purposes of Rule 506(d).

(l) Disclosure. Each Buyer understands and confirms that each of McKinley and Space-Eyes has relied on and will rely on the foregoing representations in effecting transactions under this Agreement and the Transaction Documents. Each Buyer acknowledges and agrees that neither Space-Eyes nor McKinley makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3 with respect to Space-Eyes or Section 4 with respect to McKinley.

(m) Insolvency. Each Buyer has not taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does each Buyer have any knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. For purposes of this Section 2(m), “Insolvent” means, (i) with respect to any Person and its Subsidiaries, on a consolidated basis, (A) the present fair saleable value of such Person’s and its Subsidiaries’ assets is less than the amount required to pay such Person’s and its Subsidiaries’ total Indebtedness (as defined below), (B) such Person and its Subsidiaries are unable to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (C) such Person and its Subsidiaries intend to incur or believe that they will incur debts that would be beyond their ability to pay as such debts mature; and (ii) with respect to such Person and each of its Subsidiaries, individually, (A) the present fair saleable value of such Person’s or such Subsidiary’s (as the case may be) assets is less than the amount required to pay its respective total Indebtedness, (B) such Person or such Subsidiary (as the case may be) is unable to pay its respective debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (C) such Person or such Subsidiary (as the case may be) intends to incur or believes that it will incur debts that would be beyond its respective ability to pay as such debts mature.

(n) Regulatory Permits. Each Buyer possesses all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not reasonably be likely to have, individually or in the aggregate, a material adverse effect, and each Buyer has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

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(o) Illegal or Unauthorized Payments; Political Contributions. Neither such Buyer nor, to such Buyer’s knowledge (after reasonable inquiry of its officers and directors), any of the officers, directors, employees, agents or other representatives of such Buyer or any of its Subsidiaries or affiliates, has, directly or indirectly, made or authorized any payment, contribution or gift of money, property, or services, whether or not in contravention of applicable law, (i) as a kickback or bribe to any Person or (ii) to any political organization, or the holder of or any aspirant to any elective or appointive public office to influence official action or secure an improper advantage, except for personal political contributions not involving the direct or indirect use of funds of such Buyer or any of its Subsidiaries.

(p) Money Laundering. The operations of each Buyer and its Subsidiaries are and have been conducted at all times in material compliance with the USA Patriot Act of 2001 and all other applicable U.S. and non-U.S. anti-money laundering laws and regulations, including, without limitation, the laws, regulations and executive orders and sanctions programs administered by the U.S. Office of Foreign Assets Control, including, but not limited, to (i) Executive Order 13224 of September 23, 2001 entitled, “Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism” (66 Fed. Reg. 49079 (2001)); and (ii) any regulations contained in 31 CFR, Subtitle B, Chapter V. The operations of each Buyer and its Subsidiaries are and have been conducted at all times in material compliance with the USA Patriot Act of 2001 and all other applicable U.S. and non-U.S. anti-money laundering laws and regulations.

(q) Sanctions. None of the Buyers nor any of their Subsidiaries or any director, officer, employee or, to the knowledge of the Buyers and their respective Subsidiaries, agent or other person acting for or on behalf of the foregoing is the subject or target of any economic or financial sanctions imposed, administered or enforced by the United States (including the U.S. Department of the Treasury Office of Foreign Assets Control and the U.S. Department of State) or other relevant sanctions authority (collectively, “Sanctions” and each such Person, a “Sanctioned Person”). The operations of the Buyers and their respective Subsidiaries are and have been conducted within the past ten (10) years, in compliance with applicable Sanctions. Neither the Buyers nor any of their Subsidiaries will, directly or indirectly, use any part of the proceeds of this offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person, to fund or facilitate any dealings or transactions with, involving or for the benefit of any Sanctioned Person, or otherwise in any manner that would constitute or give rise to a violation of any Sanctions by any Person (including any Person participating in the offering, whether as buyer, underwriter, advisor, investor or otherwise).

3.	REPRESENTATIONS AND WARRANTIES OF SPACE-EYES.

Space-Eyes represents and warrants to each of the Buyers that, as of the date hereof, as of the Initial Closing Date and as of the Subsequent Closing Date:

(a) Organization and Qualification. Each of Space-Eyes and each of its Subsidiaries are entities duly organized and validly existing and in good standing (if a good standing concept exists in such jurisdiction) under the laws of the jurisdiction in which they are formed, and have the requisite power and authority to own their properties and to carry on their business as now being conducted. Each of Space-Eyes and each of its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing (if a good standing concept exists in such jurisdiction) in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Space-Eyes Material Adverse Effect (as defined below). As used in this Agreement, “Space-Eyes Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of Space-Eyes or its Subsidiaries, taken as a whole, (ii) the transactions contemplated hereby or in any of the other Transaction Documents or any other agreements or instruments entered into in connection herewith or therewith or (iii) the authority or ability of Space-Eyes or any of its Subsidiaries to perform any of their respective obligations under any of the Transaction Documents. Except as set forth on Schedule 3(a), Space-Eyes has no significant Subsidiaries within the meaning of Rule 1-02(w) of Regulation S-X. “Subsidiaries” means any Person in which the Person in question, directly or indirectly, (I) owns any of the outstanding capital stock or holds any equity or similar interest of such Person or (II) controls or operates all or any part of the business, operations or administration of such Person, and each of the foregoing, is individually referred to herein as a “Subsidiary”.

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(b) Authorization; Enforcement; Validity. Space-Eyes has the requisite power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents to which it is or will be a party and to issue the Securities in accordance with the terms hereof and thereof. Each Subsidiary has the requisite power and authority to enter into and perform its obligations under the Transaction Documents to which it is a party. The execution and delivery of this Agreement and the other Transaction Documents by Space-Eyes, and the consummation by Space-Eyes and its Subsidiaries of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Initial Purchased Notes and the Subsequently Purchased Notes, Purchased Warrants and Space-Eyes Subsequent Closing Shares), have been duly authorized by Space-Eyes’ board of directors (the “Space-Eyes Board of Directors”), and no further filing, consent or authorization is required by Space-Eyes, its Subsidiaries, their respective boards of directors or their shareholders or other governing body in connection therewith. This Agreement has been, and the other Transaction Documents to which it is a party will be duly executed and delivered by Space-Eyes prior to the applicable Closing, and each constitutes a legal, valid and binding obligation of Space-Eyes, enforceable against Space-Eyes in accordance with its respective terms, except (i) as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies, (ii) as limited by laws relating to the availability of specific performance, injunctive relief and other equitable remedies and (iii) insofar as rights to indemnification and to contribution may be limited by applicable law. “Transaction Documents” means, collectively, this Agreement, the Notes, the Warrants, the Lock-Up Agreements, the Security Documents and the Irrevocable Transfer Agent Instructions (as defined below) and each of the other agreements and instruments entered into or delivered by any of the parties hereto in connection with the transactions contemplated hereby and thereby, as may be amended from time to time. The Business Combination Agreement has not been amended, supplemented or modified and neither Space-Eyes nor McKinley has waived any rights under the Business Combination Agreement.

(c) Issuance of Securities. The issuance of the Securities is duly authorized and, when issued and delivered in accordance with the terms of the Transaction Documents, the Securities shall be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, mortgages, defects, claims, liens, pledges, charges, taxes, rights of first refusal, encumbrances, security interests and other encumbrances (collectively “Liens”) with respect to the issuance thereof (other than any restrictions on transfer generally imposed under applicable securities laws). The Underlying Shares (upon issuance in accordance with the Notes and the Warrants, as applicable), will be validly issued, fully paid and non-assessable and free from all preemptive or similar rights or Liens with respect to the issuance thereof (other than any restrictions on transfer generally imposed under applicable securities laws), with the holders being entitled to all rights accorded to a holder of Issuer Equity Interests. Assuming the accuracy of the Buyer’s representations and warranties in Section 2, the offer and issuance by Space-Eyes of the Securities is exempt from registration under the 1933 Act.

(d) No Conflicts. The execution, delivery and performance of the Transaction Documents by Space-Eyes and the consummation by Space-Eyes of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Notes, the Warrants, the Underlying Shares and Subsequent Closing Shares) will not (i) result in a violation of the Space-Eyes Charter (as defined below), certificate of formation, memorandum of association, articles of association, bylaws or other organizational documents of Space-Eyes or any of its Subsidiaries, or any capital stock or other securities of Space-Eyes or any of its Subsidiaries, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which Space-Eyes or any of its Subsidiaries is a party, or (iii) assuming the accuracy of the representations and warranties in Section 2, result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, foreign, federal and state securities laws and regulations, and including all applicable foreign, federal and state laws, rules and regulations) applicable to Space-Eyes or any of its Subsidiaries or by which any property or asset of Space-Eyes or any of its Subsidiaries is bound or affected, except in the case of clauses (ii) and (iii) above, for such breaches, violations or conflicts as would not reasonably be expected, individually or in the aggregate, to have a Space-Eyes Material Adverse Effect.

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(e) Consents. Neither Space-Eyes nor any Subsidiary is required to obtain any consent from, authorization or order of, or make any filing or registration with (other than filings necessary to perfect the Liens granted under Space-Eyes Security Agreements) and such consents, authorizations, filings or registrations the absence of which would not, individually or in the aggregate, reasonably be expected to have a Space-Eyes Material Adverse Effect), any Governmental Entity or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its respective obligations under or contemplated by the Transaction Documents, in each case, in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which Space-Eyes or any Subsidiary is required to obtain pursuant to the preceding sentence have been or will be obtained or effected on or prior to the Initial Closing Date, and neither Space-Eyes nor any of its Subsidiaries are aware of any facts or circumstances which might prevent Space-Eyes or any of its Subsidiaries from obtaining or effecting any of the registration, application or filings contemplated by the Transaction Documents. “Governmental Entity” means any nation, state, county, city, town, village, district, or other political jurisdiction of any nature, federal, state, local, municipal, foreign, or other government, governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), multi-national organization or body; or body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature or instrumentality of any of the foregoing, including any entity or enterprise owned or controlled by a government or a public international organization or any of the foregoing.

(f) Acknowledgment Regarding Buyer’s Purchase of Securities. Space-Eyes acknowledges and agrees that each Buyer is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that no Buyer is (i) an officer or director of Space-Eyes or any of its Subsidiaries, (ii) an “affiliate” (as defined in Rule 144) of Space-Eyes or any of its Subsidiaries or (iii) to its knowledge, a “beneficial owner” (as defined for purposes of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) of more than 9.99% of the shares of any voting class of Space-Eyes’ shares. Space-Eyes further acknowledges that no Buyer is acting as a financial advisor or fiduciary of Space-Eyes or any of its Subsidiaries (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Buyer’s purchase of the Securities. Space-Eyes further represents to each Buyer that Space-Eyes’ and each Subsidiary’s decision to enter into the Transaction Documents to which it is a party has been based solely on the independent evaluation by Space-Eyes, each Subsidiary and their respective representatives.

(g) No General Solicitation; Placement Agent Fees.  Neither Space-Eyes, nor any of its Subsidiaries or affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities. Space-Eyes shall be responsible for the payment of any placement agents’ fees, financial advisory fees, or brokers’ commissions (other than for Persons engaged by any Buyer or its investment advisor) relating to or arising out of the transactions contemplated hereby. Neither Space-Eyes nor any of its Subsidiaries has engaged any placement agent or other agent other than the Placement Agents in connection with the offer or sale of the Securities. Space-Eyes shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, attorney’s fees and reasonable and documented out-of-pocket expenses) arising in connection with any claim for the payment of any placement agents’ fees, financial advisory fees, or brokers’ commissions (other than for Persons engaged by any Buyer) relating to or arising out of the transactions contemplated hereby.

(h) No Integrated Offering. Assuming the accuracy of the Buyers’ representations and warranties set forth in Section 2, none of Space-Eyes, its Subsidiaries or any of their affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the Securities under the 1933 Act, whether through integration with prior offerings or otherwise, or cause this offering of the Securities to require approval of shareholders of Space-Eyes in connection with the offering of the Securities for purposes of the 1933 Act or under any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of Space-Eyes are listed or designated for quotation. None of Space-Eyes, its Subsidiaries, their affiliates nor any Person acting on their behalf has taken or will take any action or steps that would require registration of the issuance of any of the Securities under the 1933 Act or cause the offering of any of the Securities to be integrated with other offerings of securities of Space-Eyes.

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(i) Dilutive Effect. Space-Eyes understands and acknowledges that the number of Underlying Shares will increase in certain circumstances. Space-Eyes further acknowledges that its obligation to issue the Underlying Shares pursuant to the terms of the Notes and the Warrants in accordance with the terms thereof and this Agreement is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Issuer.

(j) Application of Takeover Protections. Space-Eyes and the Space-Eyes Board of Directors have taken or will take prior to the Initial Closing Date all necessary action, if any, in order to render inapplicable any control share acquisition, interested shareholder, business combination, poison pill, stockholder rights plan or other similar anti-takeover provision under the Space-Eyes Charter or other organizational documents or the laws of the jurisdiction of its incorporation which is or could become applicable to any Buyer as a result of the transactions contemplated by this Agreement, including, without limitation, Space-Eyes’ issuance of the Securities and any Buyer’s ownership of the Securities.

(k) Financial Statements. The financial statements of Space-Eyes provided to the Buyers have been prepared in accordance with United States generally accepted accounting principles (“GAAP”), consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of Space-Eyes and its consolidated Subsidiaries as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material, either individually or in the aggregate). No other information provided by or on behalf of Space-Eyes to any of the Buyers (including, without limitation, information referred to in the disclosure schedules to this Agreement) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein not misleading, in the light of the circumstances under which they are or were made. Space-Eyes is not currently contemplating to amend or restate any of the financial statements (including, without limitation, any notes or any letter of the independent accountants of Space-Eyes with respect thereto) provided to the Buyers (the “Space-Eyes Financial Statements”), nor is Space-Eyes currently aware of facts or circumstances which would require Space-Eyes to amend or restate any of Space-Eyes Financial Statements, in each case, in order for any of Space-Eyes Financial Statements to be in material compliance with GAAP. Space-Eyes has not been informed by its independent auditors that they recommend that Space-Eyes amend or restate any of Space-Eyes Financial Statements or that there is any need for Space-Eyes to amend or restate any of Space-Eyes Financial Statements.

(l) Absence of Certain Changes. Since January 1, 2025, there has been no Space-Eyes Material Adverse Effect. Since January 1, 2025, except as set forth on Schedule 3(l), neither Space-Eyes nor any of its Subsidiaries has (i) declared or paid any distributions or dividends, (ii) sold any assets, individually or in the aggregate, outside of the ordinary course of business, (iii) made any capital expenditures, individually or in the aggregate, outside of the ordinary course of business or (iv) made any revaluation of any of their respective assets, including, without limitation, writing down the value of capitalized inventory or writing off notes or accounts receivable or any sale of assets other than in the ordinary course of business.

(m) Insolvency. Neither Space-Eyes nor any of its Subsidiaries has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does Space-Eyes or any Subsidiary have any knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. Space-Eyes and its Subsidiaries, individually and on a consolidated basis, are not as of the date hereof and as of the Initial Closing Date and any Subsequent Closing Date, if any, and after giving effect to the transactions contemplated hereby to occur on the Initial Closing Date and on any Subsequent Closing Date, if any, will not be Insolvent (as defined below). For purposes of this Section 3(m), “Insolvent” means, (i) with respect to any Person and its Subsidiaries, on a consolidated basis, (A) the present fair saleable value of such Person’s and its Subsidiaries’ assets is less than the amount required to pay such Person’s and its Subsidiaries’ total Indebtedness (as defined below), (B) such Person and its Subsidiaries are unable to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (C) such Person and its Subsidiaries intend to incur or believe that they will incur debts that would be beyond their ability to pay as such debts mature; and (ii) with respect to such Person and each of its Subsidiaries, individually, (A) the present fair saleable value of such Person’s or such Subsidiary’s (as the case may be) assets is less than the amount required to pay its respective total Indebtedness, (B) such Person or such Subsidiary (as the case may be) is unable to pay its respective debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (C) such Person or such Subsidiary (as the case may be) intends to incur or believes that it will incur debts that would be beyond its respective ability to pay as such debts mature.

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(n) Regulatory Permits. Space-Eyes and each of its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not reasonably be likely to have, individually or in the aggregate, a Space-Eyes Material Adverse Effect, and neither Space-Eyes nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

(o) Foreign Corrupt Practices. Neither Space-Eyes, any of Space-Eyes’ Subsidiaries, nor any director, officer, employee thereof, nor, to Space-Eyes’ knowledge, any agent or any other person acting for or on behalf of the foregoing (individually and collectively, a “Space-Eyes Affiliate”) have violated the U.S. Foreign Corrupt Practices Act or any other applicable anti-bribery or anti-corruption laws (individually and collectively, “Anti-Corruption Laws”), nor, to Space-Eyes’ knowledge, has any Space-Eyes Affiliate offered, paid, promised to pay, or authorized the payment of any money, or offered, given, promised to give, or authorized the giving of anything of value, to any officer, employee or any other person acting in an official capacity for any Governmental Entity to any political party or official thereof or to any candidate for political office (individually and collectively, a “Government Official”) or to any person under circumstances where such Space-Eyes Affiliate knew or was aware of a high probability that all or a portion of such money or thing of value would be offered, given or promised, directly or indirectly, to any Government Official, for the purpose of:

(i) (A) influencing any act or decision of such Government Official in his/her official capacity, (B) inducing such Government Official to do or omit to do any act in violation of his/her lawful duty, (C) securing any improper advantage, or (D) inducing such Government Official to influence or affect any act or decision of any Governmental Entity, or

(ii) assisting Space-Eyes or its Subsidiaries in obtaining or retaining business for or with, or directing business to, Space-Eyes or its Subsidiaries.

Neither of Space-Eyes nor any of its Subsidiaries will use, directly or indirectly, any part of the proceeds from the transaction contemplated by this Agreement or any of the Transaction Documents in any manner that would constitute a violation of Anti-Corruption Laws.

(p) Transactions With Affiliates. Except as set forth in Schedule 3(p), none of the officers or directors of Space-Eyes or its Subsidiaries, or any associate, or to the knowledge of Space-Eyes, any employee of Space-Eyes or its Subsidiaries or any affiliate of any thereof, is presently or has been in the last two years (i) a party to any transaction with Space-Eyes or its Subsidiaries (including any contract, agreement or other arrangement providing for the furnishing of services by, or rental of real or personal property from, or otherwise requiring payments in excess of $120,000 in any 12 month period to, any such director, officer or, to the knowledge of Space-Eyes, employee or any affiliates thereof (other than for ordinary course services as employees, officers or directors of Space-Eyes or any of its Subsidiaries)), (ii) the direct or indirect owner of an interest in any corporation, firm, association or business organization which is a competitor, supplier or customer of Space-Eyes or its Subsidiaries (except for a passive investment (direct or indirect) in less than 5% of the common stock or ordinary shares, as applicable, of a company whose securities are traded on or quoted through an Eligible Market (as defined below)), nor does any such Person receive income in excess of $120,000 in any 12 month period from any source other than Space-Eyes or its Subsidiaries which relates to the business of Space-Eyes or its Subsidiaries or should properly accrue to Space-Eyes or its Subsidiaries nor (iii) indebted to Space-Eyes or its Subsidiaries, as the case may be, nor is Space-Eyes or any of its Subsidiaries indebted (or committed to make loans or extend or guarantee credit) to any of them, other than (A) for payment of salary for services rendered, (B) reimbursement for reasonable expenses incurred on behalf of Space-Eyes or its Subsidiaries, as the case may be, and (C) for other standard employee benefits made generally available to all employees or executives (including share option agreements outstanding under any share option plan approved by the Space-Eyes Board of Directors).

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(q) Equity Capitalization.

(i) Authorized and Outstanding Equity Interests. As of the date of this Agreement and as of the Closing, the authorized capital stock of Space-Eyes consists of 15,000,000 shares of common stock, par value $0.001 per share, of which 5,000,000 are issued and outstanding and no shares are reserved for issuance pursuant to Space-Eyes Convertible Securities (as defined below) (other than the Notes) exercisable or exchangeable for, or convertible into, shares. “Space-Eyes Convertible Securities” means any capital stock, partnership interests or other security of Space-Eyes or any of its Subsidiaries that is at any time and under any circumstances directly or indirectly convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any capital stock, partnership interests, or other security of Space-Eyes (including, without limitation, shares, partnership interests and any rights, warrants or options to subscribe for or purchase shares or partnership interests or Convertible Securities (collectively, “Space-Eyes Options”)) or any of its Subsidiaries.

(ii) Valid Issuance; Affiliates. All of Space-Eyes’ outstanding shares of capital stock are duly authorized and have been validly issued and are fully paid and non-assessable. Schedule 3(q)(ii) sets forth the number of shares that are as of the date hereof and as of the Closing, owned by Persons who are “affiliates” (as defined in Rule 405 of the 1933 Act and calculated based on the assumption that only officers, directors and holders of at least 10% of any class of Space-Eyes’ issued and outstanding shares are “affiliates” without conceding that any such Persons are “affiliates” for purposes of federal securities laws) of Space-Eyes or any of its Subsidiaries. To Space-Eyes’ knowledge, as of the date hereof and each Closing Date, except as set forth on Schedule 3(q)(ii) no Person owns 10% or more of any class of Space-Eyes’ issued and outstanding shares.

(iii) Existing Securities; Obligations. Except as set forth on Schedule 3(q)(iii): (A) none of Space-Eyes’ or any Subsidiary’s shares, interests or capital stock is subject to preemptive rights or any other similar rights or Liens suffered or permitted by Space-Eyes or any Subsidiary; (B) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or capital stock of Space-Eyes or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which Space-Eyes or any of its Subsidiaries is or may become bound to issue additional shares, interests or capital stock of Space-Eyes or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or capital stock of Space-Eyes or any of its Subsidiaries; (C) there are no agreements or arrangements under which Space-Eyes or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act; (D) there are no outstanding securities or instruments of Space-Eyes or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which Space-Eyes or any of its Subsidiaries is or may become bound to redeem a security of Space-Eyes or any of its Subsidiaries; (E) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; and (F) neither Space-Eyes nor any Subsidiary has any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement.

(iv) Organizational Documents. The Company has furnished to the Buyers true, correct and complete copies of Space-Eyes’ Certificate of Incorporation, as amended, and as in effect on the date hereof and each Closing Date (the “Space-Eyes Charter”).

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(r) Indebtedness and Other Contracts. Except as set forth on Schedule 3(r), neither Space-Eyes nor any of its Subsidiaries (i) has any outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness of Space-Eyes or any of its Subsidiaries or by which Space-Eyes or any of its Subsidiaries is or may become bound; (ii) has any financing statements securing obligations in any amounts filed against Space-Eyes or any of its Subsidiaries or with respect to any of their respective assets; (iii) is in violation of any term of, or in default under, any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Space-Eyes Material Adverse Effect, or (iv) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of Space-Eyes’ officers, has or is expected to have a Space-Eyes Material Adverse Effect. For purposes of this Agreement: (x) “Indebtedness” of any Person means, without duplication, (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business consistent with past practice), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in accordance with GAAP (without giving effect to the treatment of operating leases as capital leases under ASC 842), consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations (as defined below) in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; and (y) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any Indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

(s) Litigation. There is no material action, suit, arbitration, proceeding, inquiry or investigation before or by Nasdaq, any court, public board, other Governmental Entity, self-regulatory organization or body pending or, to the knowledge of Space-Eyes, threatened against or affecting Space-Eyes or any of its Subsidiaries (or pending or threatened by Space-Eyes or any of its Subsidiaries) or any of Space-Eyes’ or its Subsidiaries’ officers or directors, whether of a civil or criminal nature or otherwise, in their capacities as such. To the knowledge of Space-Eyes, no director, officer or employee of Space-Eyes or any of its Subsidiaries has willfully violated 18 U.S.C. §1519 or engaged in spoliation in reasonable anticipation of litigation. Without limitation of the foregoing, there has not been, and to the knowledge of Space-Eyes, there is not pending, contemplated or anticipated, any inquiry or investigation by the SEC involving Space-Eyes, any of its Subsidiaries or any current or former director or officer of Space-Eyes or any of its Subsidiaries. After reasonable inquiry of its officers (as defined in Rule 16a-1(f) promulgated under the 1934 Act) and the Space-Eyes Board of Directors, Space-Eyes is not aware of any fact which might result in or form the basis for any such action, suit, arbitration, investigation, inquiry or other proceeding. Neither Space-Eyes nor any of its Subsidiaries is subject to any order, writ, judgment, injunction, decree, determination or award of any Governmental Entity.

(t) Insurance. Space-Eyes and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of Space-Eyes believes to be prudent and customary in the businesses in which Space-Eyes and its Subsidiaries are engaged. Neither Space-Eyes nor any of its Subsidiaries has been refused any insurance coverage sought or applied for, and neither Space-Eyes nor any of its Subsidiaries has any reason to believe that it will be unable to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Space-Eyes Material Adverse Effect.

(u) Employee Relations. Neither Space-Eyes nor any of its Subsidiaries is a party to any collective bargaining agreement or employs any member of a union. Space-Eyes and its Subsidiaries believe that their relations with their employees are good. No executive officer (as defined in Rule 501(f) promulgated under the 1933 Act) or other key employee of Space-Eyes or any of its Subsidiaries has notified Space-Eyes or any such Subsidiary that such officer intends to leave Space-Eyes or any such Subsidiary or otherwise terminate such officer’s employment with Space-Eyes or any such Subsidiary. To the knowledge of Space-Eyes, no executive officer or other key employee of Space-Eyes or any of its Subsidiaries is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant with Space-Eyes or any of its Subsidiaries, and the continued employment of each such executive officer or other key employee (as the case may be) does not subject Space-Eyes or any of its Subsidiaries to any liability with respect to any of the foregoing matters. Space-Eyes and its Subsidiaries are in material compliance with all applicable federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Space-Eyes Material Adverse Effect.

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(v) Title. Each of Space-Eyes and its Subsidiaries holds good title to, in accordance with customary industry standards, or a valid leasehold interest in, all real property, facilities or other interests in real property owned or held under lease by Space-Eyes or any of its Subsidiaries, as applicable, that is material to the business of Space-Eyes and its Subsidiaries, taken as a whole (the “Space-Eyes Real Property”). The Space-Eyes Real Property are free and clear of all Liens and, to the knowledge of Space-Eyes, are not subject to any rights of way, building use restrictions, exceptions, variances, reservations, or limitations of any nature except for (i) Liens for current taxes not yet due, (ii) zoning laws and other land use restrictions that do not impair the present or anticipated use of the property subject thereto and (iii) other Permitted Liens (as defined in the Notes). Any Space-Eyes Real Property held under lease by Space-Eyes or any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere in any material respect with the use made and proposed to be made of such property and buildings by Space-Eyes or any of its Subsidiaries.

(w) Fixtures and Equipment. Each of Space-Eyes and its Subsidiaries (as applicable) has good title to, or a valid leasehold interest in, the tangible personal property, equipment, improvements, fixtures, and other personal property and appurtenances that are used by Space-Eyes and its Subsidiaries to conduct their respective businesses (the “Fixtures and Equipment”). The Fixtures and Equipment are structurally sound, are in good operating condition and repair (ordinary wear and tear excepted), are adequate for the uses to which they are being put, are not in need of maintenance or repairs except for ordinary, routine maintenance and repairs and are sufficient for the conduct of Space-Eyes’ and/or its Subsidiaries’ businesses (as applicable) in the manner as conducted prior to the date hereof and each Closing Date. Except as set forth on Schedule 3(w), each of Space-Eyes and its Subsidiaries owns all of its Fixtures and Equipment free and clear of all Liens except for (i) Liens for current taxes not yet due, (ii) zoning laws and other land use restrictions that do not impair the present or anticipated use of the property subject thereto and (iii) other Permitted Liens (as defined in the Notes).

(x) Intellectual Property Rights. Space-Eyes and each of its Subsidiaries owns or possesses adequate rights or licenses to use all material trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, original works of authorship, inventions, trade secrets and other intellectual property rights and all applications and registrations therefor (“Intellectual Property Rights”) necessary to conduct or its business as now conducted. None of Space-Eyes’ or its Subsidiaries’ Intellectual Property Rights, subject to a registration or application for registration with a Governmental Entity which are necessary to conduct their respective businesses, have expired, terminated or been abandoned, or are expected to expire, terminate or be abandoned, within three years from the date of this Agreement, except expiration at the end of the Intellectual Property Right’s term and where Space-Eyes or one of its Subsidiaries has, in its reasonable business judgment, allowed to expire, terminate, or allow to abandon such registrations or applications for registration. Neither Space-Eyes nor any of its Subsidiaries has, (i) infringed, misappropriated, diluted or violated the Intellectual Property Rights of others, (ii) violated and failed to cure within the applicant cure period any material term or provision of any contract concerning Intellectual Property Rights, except where such violations have been waived by the relevant counterparty, (iii) to the knowledge of Space-Eyes, violated any material right of any person (including any right to privacy or publicity), or (iv) conducted its business in a manner that would constitute unfair competition or unfair trade practices under the laws of the applicable jurisdiction. There is no claim, action or proceeding being made or brought, or to the knowledge of Space-Eyes or any of its Subsidiaries, being threatened, against Space-Eyes or any of its Subsidiaries regarding Intellectual Property Rights of others that would reasonably be expected to have a Space-Eyes Material Adverse Effect on Space-Eyes. Space-Eyes is not aware of any facts or circumstances which might give rise to any of the foregoing infringements by Space-Eyes of Intellectual Property Rights of a third party or claims, actions or proceedings. Space-Eyes and each of its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all trade secrets within the Intellectual Property Rights of Space-Eyes that are materially necessary to conduct their respective businesses. To the knowledge of Space-Eyes, no third party is infringing, violating or misappropriating any Space-Eyes-owned or exclusively in-licensed Intellectual Property Rights, and there is no claim pending or proceeding regarding any such actual or alleged infringement, misappropriation or other violation of any Space-Eyes-owned or exclusively in-licensed Intellectual Property Rights. All former and current employees, contractors and consultants of Space-Eyes who have contributed to the creation or development of material Space-Eyes-owned or exclusively in-licensed Intellectual Property Rights have executed a valid and enforceable agreement containing an irrevocable assignment to Space-Eyes of all of their ownership and other rights therein, including to any invention, improvement or discovery or ownership of such material Space-Eyes-owned or exclusively in-licensed Intellectual Property Rights automatically vested with Space-Eyes or one of its Subsidiaries by operation of law. Space-Eyes has not distributed, incorporated or otherwise used any “Open Source Code” (also known as “free software” (as defined by the Free Software Foundation) or “open source software” (as defined by the Open Source Initiative)) in a manner that would require that any of the proprietary software owned by Space-Eyes or included in a Space-Eyes product or service: (i) be made available or distributed in source code form; (ii) be licensed for the purpose of making derivative works; (iii) be licensed under terms that allow reverse engineering, reverse assembly or disassembly of any kind; or (iv) be redistributable at no charge. Space-Eyes and its Subsidiaries are in material compliance with the terms and conditions of all licenses for free or Open Source Code licensed to Space-Eyes or any of its Subsidiaries.

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(y) Environmental Laws. Space-Eyes and its Subsidiaries (i) are in compliance with any and all Environmental Laws (as defined below), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval where, except in each of the foregoing clauses (i), (ii) and (iii), where the failure to so comply or having such permits, licenses or other approval would not reasonably be expected to have, individually or in the aggregate, a Space-Eyes Material Adverse Effect. The term “Environmental Laws” means all federal, state, provincial, local or foreign laws, regulations, orders, judgments, decrees, permits or common law provision or other legally binding standards relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous materials, substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of, or exposure to, Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

(z) Hazardous Materials.

(i) To Space-Eyes’ knowledge, no Hazardous Materials have been disposed of or otherwise released from any Space-Eyes Real Property in violation of any Environmental Laws.

(ii) To Space-Eyes’ knowledge, no Hazardous Materials are present on, over, beneath, in or upon any Space-Eyes Real Property or any portion thereof in quantities that would constitute a violation of any Environmental Laws or in quantities, a manner or location that would reasonably be expected to require remedial action pursuant to any Environmental Laws. No prior use by Space-Eyes or any of its Subsidiaries of any Space-Eyes Real Property has occurred that violates any Environmental Laws, which violation would have a Space-Eyes Material Adverse Effect.

(iii) To Space-Eyes’ knowledge, neither Space-Eyes nor any of its Subsidiaries knows of any other Person that has stored, treated, recycled, disposed of or otherwise located on any Space-Eyes Real Property any Hazardous Materials, including, without limitation, such substances as asbestos and polychlorinated biphenyls.

(iv) To Space-Eyes’ knowledge, none of Space-Eyes Real Property is on any federal or state “Superfund” list or Comprehensive Environmental Response, Compensation and Liability Information System (“CERCLIS”) list or any state environmental agency list of sites under consideration for CERCLIS, nor subject to any environmental related Liens.

(v) Neither Space-Eyes nor its Subsidiaries is subject to any pending or, to Space-Eyes’ and its Subsidiaries’ knowledge, threatened claim or proceeding to any Environmental Laws, except for any claims or proceeding that would not reasonably be expected to have, individually or in the aggregate, a Space-Eyes Material Adverse Effect.

(aa) Tax Status. Space-Eyes and each of its Subsidiaries (i) has timely made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject through the date of this Agreement or have requested extensions thereof (except where the failure to file would not, individually or in the aggregate, have a Space-Eyes Material Adverse Effect) and (ii) has timely paid all taxes and other governmental assessments and charges, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and for which reserves required by GAAP have been created in the financial statements of Space-Eyes or for cases in which the failure to pay would not have a Space-Eyes Material Adverse Effect. There is no tax deficiency that has been determined adversely to Space-Eyes or any of its Subsidiaries which has had a Space-Eyes Material Adverse Effect, nor does Space-Eyes or its Subsidiaries have any knowledge or notice of any tax deficiency which could reasonably be expected to be determined adversely to Space-Eyes or its Subsidiaries and which could reasonably be expected to have a Space-Eyes Material Adverse Effect.

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(bb) Internal Accounting and Disclosure Controls. Space-Eyes and each of its Subsidiaries maintains internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the 1934 Act) that is effective to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. Since January 1, 2024, neither Space-Eyes nor any of its Subsidiaries has received any notice or correspondence from any accountant, Governmental Entity or other Person relating to any potential material weakness or significant deficiency in any part of the internal controls over financial reporting of Space-Eyes or any of its Subsidiaries.

(cc) Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between Space-Eyes or any of its Subsidiaries and an unconsolidated or other off balance sheet entity that would be required to be disclosed by Space-Eyes in any filings with the SEC if Space-Eyes were subject to the filing requirements of the 1934 Act or that otherwise could be reasonably likely to have a Space-Eyes Material Adverse Effect.

(dd) Investment Company Status. Space-Eyes is not, and upon consummation of the sale of the Securities and the application of the proceeds thereof, will not be, an “investment company,” or a company controlled by an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(ee) Acknowledgment Regarding Buyers’ Trading Activity. It is understood and acknowledged by Space-Eyes that (i) following the public disclosure of the transactions contemplated by the Transaction Documents in the Press Release (as defined below), none of the Buyers have been asked by Space-Eyes or any of its Subsidiaries to agree, nor has any Buyer agreed with Space-Eyes or any of its Subsidiaries, to desist from effecting any transactions in or with respect to (including, without limitation, purchasing or selling, long and/or short) any securities of Space-Eyes, or “derivative” securities based on securities issued by Space-Eyes or to hold any of the Securities for any specified term; (ii)  each Buyer shall not be deemed to have any affiliation with or control over any arm’s length counterparty in any “derivative” transaction; and (iii) each Buyer may rely on Space-Eyes’ obligation to timely deliver Underlying Shares as and when required pursuant to the Transaction Documents for purposes of effecting trading in the Issuer Equity Interests. Space-Eyes further understands and acknowledges that following the public disclosure of the transactions contemplated by the Transaction Documents pursuant to the Press Release, one or more Buyers may have engaged and may after the date hereof engage in hedging and/or trading activities (including, without limitation, the location and/or reservation of borrowable Issuer Equity Interests) at various times prior to or during the period that the Securities are outstanding, including, without limitation, during the periods that the value and/or number of the Underlying Shares deliverable with respect to the Securities are being determined and such hedging and/or trading activities (including, without limitation, the location and/or reservation of borrowable Issuer Equity Interests), if any, can reduce the value of the existing equity interest in Space-Eyes both at and after the time the hedging and/or trading activities are being conducted. Space-Eyes acknowledges that such aforementioned hedging and/or trading activities do not constitute a breach of this Agreement, the Notes, the Warrants or any other Transaction Document or any of the documents executed in connection herewith or therewith.

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(ff) Manipulation of Price. Neither Space-Eyes nor any of its Subsidiaries has, and, to the knowledge of Space-Eyes, no Person acting on their behalf has, (i) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities (other than the fees to be paid to the Placement Agents), or (ii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of Space-Eyes or any of its Subsidiaries or (iii) paid or agreed to pay any Person for research services with respect to any securities of Space-Eyes or any of its Subsidiaries.

(gg) U.S. Real Property Holding Corporation. Neither Space-Eyes nor any of its Subsidiaries is, or has ever been, and so long as any of the Securities are held by any of the Buyers, shall become, a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended (the “Code”), and Space-Eyes and each Subsidiary shall so certify upon any Buyer’s request.

(hh) Transfer Taxes. All stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the issuance, sale and transfer of the Securities to be sold to each Buyer hereunder will be, or will have been, fully paid or provided for by Space-Eyes, and all laws imposing such taxes will be or will have been complied with; provided that Space-Eyes shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any Underlying Shares pursuant to the Notes or Warrants in a name other than that of the Buyer of such Notes or Warrants, and Space-Eyes shall not be required to issue or deliver such Underlying Shares unless or until the Person or Persons requesting the issuance thereof shall have paid to Space-Eyes the amount of such tax or shall have established to the satisfaction of Space-Eyes that such tax has been paid.

(ii) Bank Holding Company Act. Neither Space-Eyes nor any of its Subsidiaries is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither Space-Eyes nor any of its Subsidiaries owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither Space-Eyes nor any of its Subsidiaries exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(jj) Shell Company Status. Space-Eyes is not, and has never been, an issuer identified in, or subject to, Rule 144(i).

(kk) Illegal or Unauthorized Payments; Political Contributions. Neither Space-Eyes nor any of its Subsidiaries nor, to Space-Eyes’ knowledge (after reasonable inquiry of its officers and directors), any of the officers, directors, employees, agents or other representatives of Space-Eyes or any of its Subsidiaries or affiliates, has, directly or indirectly, made or authorized any payment, contribution or gift of money, property, or services, whether or not in contravention of applicable law, (i) as a kickback or bribe to any Person or (ii) to any political organization, or the holder of or any aspirant to any elective or appointive public office to influence official action or secure an improper advantage, except for personal political contributions not involving the direct or indirect use of funds of Space-Eyes or any of its Subsidiaries.

(ll) Money Laundering. The operations of Space-Eyes and its Subsidiaries are and have been conducted at all times in material compliance with the USA Patriot Act of 2001 and all other applicable U.S. and non-U.S. anti-money laundering laws and regulations, including, without limitation, the laws, regulations and executive orders and sanctions programs administered by the U.S. Office of Foreign Assets Control, including, but not limited, to (i) Executive Order 13224 of September 23, 2001 entitled, “Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism” (66 Fed. Reg. 49079 (2001)); and (ii) any regulations contained in 31 CFR, Subtitle B, Chapter V. The operations of Space-Eyes and its Subsidiaries are and have been conducted at all times in material compliance with the USA Patriot Act of 2001 and all other applicable U.S. and non-U.S. anti-money laundering laws and regulations.

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(mm) Sanctions. None of Space-Eyes, any of its Subsidiaries or any director, officer, employee or, to the knowledge of Space-Eyes and its Subsidiaries, agent or other person acting for or on behalf of the foregoing is the subject or target of any economic or financial sanctions imposed, administered or enforced by the United States (including the U.S. Department of the Treasury Office of Foreign Assets Control and the U.S. Department of State) or other relevant sanctions authority (collectively, “Sanctions” and each such Person, a “Sanctioned Person”). The operations of Space-Eyes and its Subsidiaries are, and have been conducted within the past ten (10) years, in compliance with applicable Sanctions. Neither Space-Eyes nor any of its Subsidiaries will, directly or indirectly, use any part of the proceeds of this offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person, to fund or facilitate any dealings or transactions with, involving or for the benefit of any Sanctioned Person, or otherwise in any manner that would constitute or give rise to a violation of any Sanctions by any Person (including any Person participating in the offering, whether as buyer, underwriter, advisor, investor or otherwise).

(nn) Management. During the past five year period, no current or then-current officer or director of Space-Eyes, to the knowledge of Space-Eyes, has been the subject of:

(i) a petition under bankruptcy laws or any other insolvency or moratorium law or the appointment by a court of a receiver, fiscal agent or similar officer for such Person, or any partnership in which such person was a general partner at or within two years before the filing of such petition or such appointment, or any corporation or business association of which such person was an executive officer at or within two years before the time of the filing of such petition or such appointment;

(ii) a conviction in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations that do not relate to driving while intoxicated or driving under the influence);

(iii) any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining any such person from, or otherwise limiting, the following activities:

(1) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the United States Commodity Futures Trading Commission or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(2) engaging in any particular type of business practice; or

(3) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of securities laws or commodities laws;

(iv) any order, judgment or decree, not subsequently reversed, suspended or vacated, of any authority barring, suspending or otherwise limiting for more than sixty (60) days the right of any such person to engage in any activity described in the preceding sub paragraph, or to be associated with persons engaged in any such activity;

(v) a finding by a court of competent jurisdiction in a civil action or by the SEC or other authority to have violated any securities law, regulation or decree and the judgment in such civil action or finding by the SEC or any other authority has not been subsequently reversed, suspended or vacated; or

(vi) a finding by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding has not been subsequently reversed, suspended or vacated.

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(oo) Cybersecurity. The information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases used or owned by, or leased or licensed to, Space-Eyes or any of its Subsidiaries (collectively, “Space-Eyes IT Systems”) are adequate for, and operate and perform in all material respects as required in connection with the operation of the business of Space-Eyes and its Subsidiaries as currently conducted free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants. Space-Eyes and its Subsidiaries have implemented and maintained commercially reasonable physical, technical and administrative controls, policies, procedures, and safeguards to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all Space-Eyes IT Systems and data, including “Personal Data,” used in connection with their businesses. “Personal Data” means (i) a natural person’s name, street address, telephone number, e-mail address, photograph, social security number or tax identification number, driver’s license number, passport number, credit card number, bank information, or customer or account number; (ii) any information which would qualify as “personally identifying information” under the Federal Trade Commission Act, as amended; (iii) “personal data” as defined by the European Union General Data Protection Regulation (“GDPR”) (EU 2016/679); (iv) any information which would qualify as “protected health information” under the Health Insurance Portability and Accountability Act of 1996, as amended by the Health Information Technology for Economic and Clinical Health Act (collectively, “HIPAA”); and (v) any other piece of information that allows the identification of a natural person, or his or her family, or permits the collection or analysis of any data related to an identified person’s health or sexual orientation. There have been no breaches, violations, outages or unauthorized uses of or accesses to same, except for those that have been remedied without material cost or liability or the duty to notify any other person, nor any incidents under internal review or investigations relating to the same. To the knowledge of Space-Eyes, there have been no breaches, violations, outages or unauthorized uses of or accesses to Personal Data that required statutory notification to individuals or governmental or regulatory authorities. Space-Eyes and its Subsidiaries are presently in material compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of Space-Eyes IT Systems and Personal Data and to the protection of such Space-Eyes IT Systems and Personal Data from unauthorized use, access, misappropriation or modification.

(pp) Compliance with Data Privacy Laws. Space-Eyes and its Subsidiaries are, and at all prior times were, in material compliance with all applicable state and federal data privacy and security laws and regulations, including without limitation HIPAA, and Space-Eyes and its Subsidiaries have taken commercially reasonable actions to prepare to comply with, and since May 25, 2018, have been and currently are in compliance with, the GDPR (EU 2016/679) (collectively, the “Privacy Laws”). Space-Eyes and its Subsidiaries have in place, comply with, and take appropriate steps reasonably designed to ensure compliance in all material respects with their policies and procedures relating to data privacy and security and the collection, storage, use, disclosure, handling, and analysis of Personal Data (the “Policies”). Space-Eyes and its Subsidiaries have at all times made all disclosures to users or customers required by applicable laws and regulatory rules or requirements, and none of such disclosures made or contained in any Policy have, to the knowledge of Space-Eyes, been inaccurate or in violation of any applicable laws and regulatory rules or requirements in any material respect. Neither Space-Eyes nor any Subsidiary: (i) has received notice of any actual or potential liability under or relating to, or actual or potential violation of, any of the Privacy Laws, and has no knowledge of any event or condition that would reasonably be expected to result in any such notice; (ii) is currently conducting or paying for, in whole or in part, any investigation, remediation, or other corrective action pursuant to any Privacy Law; or (iii) is a party to any order, decree, or agreement that imposes any obligation or liability under any Privacy Law.

(qq) Artificial Intelligence. Space-Eyes and its Subsidiaries are presently in material compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, documented internal policies and contractual obligations relating to artificial intelligence. Notwithstanding the generality of the foregoing, Space-Eyes and its Subsidiaries are taking or have taken all reasonably necessary actions to prepare to comply with the European Union Artificial Intelligence Act (and other applicable laws and regulations with respect to artificial intelligence that have been announced as of the date hereof as becoming effective within 12 months after the date hereof, and for which any non-compliance with same would be reasonably likely to create a material liability). Neither Space-Eyes nor any of its Subsidiaries, (i) has received written notice of any actual or potential liability of Space-Eyes or its Subsidiaries from any governmental or regulatory agencies or bodies (except as would not be material to Space-Eyes and its Subsidiaries, taken as a whole) under or relating to, or actual or potential violation by Space-Eyes or any of its Subsidiaries of, any of such laws and regulations; (ii) is currently conducting or paying for, in whole or in part, any investigation, remediation or other corrective action by or mandated by any governmental or regulatory agency or body pursuant to any of such laws and regulations; or (iii) is a party to any order, decree, or agreement with any governmental or regulatory agency or body that imposed any obligation or liability under any of such laws and regulations.

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(rr) Government Contracting.

(i) Compliance with Applicable Law. Space-Eyes is, and at all times during the three (3) years preceding the date of this Agreement has been, in material compliance with (i) the Federal Acquisition Regulation (48 C.F.R. Chapter 1) (“FAR”); (ii) the Defense Federal Acquisition Regulation Supplement (48 C.F.R. Chapter 2) (“DFARS”); and (iii) all other applicable federal, state, and local laws, regulations, rules, and executive orders governing the award, administration, performance, and termination of government contracts and subcontracts (collectively, “Government Contracting Laws”). Space-Eyes has not received any written notice of, nor to its knowledge is there any pending or threatened, claim, demand, audit finding, show cause notice, cure notice, or termination for default alleging any material violation of any Government Contracting Law.

(ii) Status of Government Contracts. All contracts, subcontracts, task orders, delivery orders, basic ordering agreements, and blanket purchase agreements between Space-Eyes and any Governmental Entity, or between Space-Eyes and any prime contractor or higher-tier subcontractor in connection with a contract with any Governmental Entity, that are currently in effect or were in effect at any time during the preceding three (3) years (collectively, “Government Contracts”) are in material full force and effect in accordance with their terms. Space-Eyes is not in material breach or default under any Government Contract, and no counterparty to any Government Contract has provided written notice of any termination for default, termination for convenience, stop-work order, or cure notice that remains unresolved as of the date hereof.

(iii) Debarment and Suspension. Neither Space-Eyes nor, to Space-Eyes’ knowledge, any of its principals (as that term is defined in FAR 2.101) is currently debarred, suspended, proposed for debarment, or declared ineligible for the award of contracts or subcontracts by any Governmental Entity under FAR Subpart 9.4, any applicable agency supplement thereto, or any other applicable debarment or suspension authority. No proceedings for debarment, suspension, or declaration of ineligibility are pending or, to Space-Eyes’ knowledge, threatened against Space-Eyes or any of its principals. Space-Eyes has not been notified of, and is not aware of, any circumstances that would reasonably be expected to form the basis for any such proceeding.

(iv) Cost Accounting; DCAA Audit. To the extent Space-Eyes is subject to the Cost Accounting Standards (48 C.F.R. Chapter 99) (“CAS”), Space-Eyes has materially disclosed and consistently applied its cost accounting practices in accordance with CAS and FAR Part 31. Space-Eyes has not received any written notice of any material finding, questioned cost, disallowed cost, or recommendation for penalty or interest from the Defense Contract Audit Agency (“DCAA”) or any other government audit agency that remains unresolved as of the date hereof.

(v) Representations and Certifications. All representations, certifications, and disclosures made or submitted by Space-Eyes in connection with the award, novation, modification, or administration of any Government Contract were, at the time made, true, correct, and complete in all material respects. Space-Eyes has not made, and to Space-Eyes’ knowledge no employee or agent of Space-Eyes has made, any material false statement or false claim to any Governmental Entity in connection with any Government Contract in violation of the False Claims Act, 31 U.S.C. §§ 3729–3733, or any equivalent state law.

(vi) Organizational Conflicts of Interest. Space-Eyes has no knowledge of any organizational conflict of interest, as defined in FAR Subpart 9.5, that would require disclosure to, or a waiver from, any Governmental Entity, except for any such conflict that has been disclosed in writing to the applicable Governmental Entity and, to Space-Eyes’ knowledge, resolved or waived.

(vii) No Extraordinary Obligations. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) constitute a material breach of or default under any Government Contract; (ii) require the consent, novation, or approval of any Governmental Entity under any Government Contract, except as set forth on Schedule 3(rr) hereto; or (iii) result in the loss, termination, suspension, or material adverse modification of any Government Contract.

(ss) No Disqualification Event.  With respect to Securities to be offered and sold hereunder in reliance on Rule 506(b) under the 1933 Act (“Space-Eyes Regulation D Securities”), none of Space-Eyes, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of Space-Eyes participating in the offering contemplated hereby, or, to Space-Eyes’ knowledge, any beneficial owner of 20% or more of Space-Eyes’ outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the 1933 Act) connected with Space-Eyes in any capacity at the time of sale, nor, to Space-Eyes’ knowledge, any Person that has been or will be paid (directly or indirectly) remuneration for solicitation of Buyers or potential purchasers in connection with the sale of any Space-Eyes Regulation D Securities, including the Placement Agents (each, a “Space-Eyes Covered Person”), is subject to any Disqualification Event, except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). Space-Eyes has exercised reasonable care to determine whether any Space-Eyes Covered Person is subject to a Disqualification Event. Space-Eyes has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Buyers a copy of any disclosures provided thereunder.

(tt) Other Covered Persons.  Other than the Placement Agents, Space-Eyes is not aware of any Person that has been or will be paid (directly or indirectly) remuneration for solicitation of Buyers or potential purchasers in connection with the sale of any Space-Eyes Regulation D Securities.

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(uu) Disclosure. Space-Eyes confirms that neither it nor any other Person acting on its behalf has provided any of the Buyers or their agents or counsel with any information that constitutes or could reasonably be expected to constitute material, non-public information concerning Space-Eyes or any of its Subsidiaries, other than the existence of the transactions contemplated by this Agreement and the other Transaction Documents. Space-Eyes understands and confirms that each of the Buyers has relied on and will rely on the foregoing representations in effecting transactions in securities of Space-Eyes. All disclosure provided by Space-Eyes to the Buyers regarding Space-Eyes and its Subsidiaries, their respective businesses and the transactions contemplated hereby, including the schedules to this Agreement, furnished by or on behalf of Space-Eyes or any of its Subsidiaries is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. All of the written information furnished after the date hereof by or on behalf of Space-Eyes or any of its Subsidiaries to each Buyer pursuant to or in connection with this Agreement and the other Transaction Documents, taken as a whole, will be true and correct in all material respects as of the date on which such information is so provided and will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Space-Eyes acknowledges and agrees that no Buyer makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 2.

(vv) No Additional Agreements. Space-Eyes does not have any agreement or understanding with any Buyer with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

4.	REPRESENTATIONS AND WARRANTIES OF MCKINLEY.

McKinley represents and warrants to each of the Buyers that, as of the date hereof, as of the Initial Closing Date and as of the Subsequent Closing Date:

(a) Organization and Qualification. Each of McKinley and each of its Subsidiaries are entities duly organized and validly existing and in good standing (if a good standing concept exists in such jurisdiction) under the laws of the jurisdiction in which they are formed, and have the requisite power and authority to own their properties and to carry on their business as now being conducted. Each of McKinley and each of its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing (if a good standing concept exists in such jurisdiction) in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a McKinley Material Adverse Effect (as defined below). As used in this Agreement, “McKinley Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of McKinley or its Subsidiaries, taken as a whole, (ii) the transactions contemplated hereby or in any of the other Transaction Documents or any other agreements or instruments entered into in connection herewith or therewith or (iii) the authority or ability of McKinley or any of its Subsidiaries to perform any of their respective obligations under any of the Transaction Documents. Except for Merger Sub (as defined in the Business Combination Agreement), McKinley has no significant Subsidiaries within the meaning of Rule 1-02(w) of Regulation S-X.

(b) Authorization; Enforcement; Validity. McKinley has the requisite power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents and to issue the McKinley Notes, McKinley Warrants, McKinley Subsequent Closing Shares, Underlying Shares and the Replenishment Shares in accordance with the terms hereof and thereof. Each Subsidiary has the requisite power and authority to enter into and perform its obligations under the Transaction Documents to which it is a party. The execution and delivery of this Agreement and the other Transaction Documents by McKinley, and the consummation by McKinley and its Subsidiaries of the transactions contemplated hereby and thereby (including, without limitation, the reservation for issuance and the issuance of the Underlying Shares and the Replenishment Shares), have been duly authorized by McKinley’s board of directors (“McKinley’s Board of Directors”), and no further filing, consent or authorization is required by McKinley, its Subsidiaries, their respective boards of directors or their shareholders or other governing body in connection therewith. This Agreement has been, and the other Transaction Documents to which it is a party will be duly executed and delivered by McKinley prior to the applicable Closing, and each constitutes a legal, valid and binding obligation of McKinley, enforceable against McKinley in accordance with its respective terms, except (i) as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies, (ii) as limited by laws relating to the availability of specific performance, injunctive relief and other equitable remedies and (iii) insofar as rights to indemnification and to contribution may be limited by applicable law. The Business Combination Agreement has not been amended, supplemented or modified and neither Space-Eyes nor McKinley has waived any rights under the Business Combination Agreement.

(c) Issuance of Securities. The issuance of the Securities is duly authorized and, when issued and delivered in accordance with the terms of the Transaction Documents, the Securities shall be validly issued, fully paid and non-assessable and free from all Liens with respect to the issuance thereof, except under any applicable securities laws. The Underlying Shares (upon issuance in accordance with the Notes and the Warrants, as applicable), the McKinley Subsequent Closing Shares and the Replenishment Shares (upon issuance in accordance with Section 5(gg)) will be validly issued, fully paid and non-assessable and free from all preemptive or similar rights or Liens with respect to the issuance thereof, except under any applicable securities laws, with the holders being entitled to all rights accorded to a holder of Issuer Equity Interests.

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(d) No Conflicts. The execution, delivery and performance of the Transaction Documents by McKinley and the consummation by McKinley of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Underlying Shares and the Replenishment Shares, and the reservation of Issuer Equity Interests for issuance of the Underlying Shares and the Replenishment Shares) will not (i) result in a violation of the McKinley Charter (as defined below), certificate of formation, memorandum of association, articles of association, bylaws or other organizational documents of McKinley or any of its Subsidiaries, or any capital stock or other securities of McKinley or any of its Subsidiaries, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which McKinley or any of its Subsidiaries is a party, or (iii) assuming the accuracy of the representations and warranties in Section 2 and the completion of the Merger, result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, foreign, federal and state securities laws and regulations, and, to the extent applicable, the rules and regulations of The Nasdaq Stock Market (“Nasdaq”) and including all applicable foreign, federal and state laws, rules and regulations) applicable to McKinley or any of its Subsidiaries or by which any property or asset of McKinley or any of its Subsidiaries is bound or affected, except in the case of clauses (ii) and (iii) above, for such breaches, violations or conflicts as would not reasonably be expected, individually or in the aggregate, to have a McKinley Material Adverse Effect.

(e) Consents. Neither McKinley nor any Subsidiary is required to obtain any consent from, authorization or order of, or make any filing or registration with and such consents, authorizations, filings or registrations, the absence of which would not, individually or in the aggregate, reasonably be expected to have a McKinley Material Adverse Effect, any Governmental Entity or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its respective obligations under or contemplated by the Transaction Documents, in each case, in accordance with the terms hereof or thereof. All such consents, authorizations, orders, filings and registrations which McKinley or any Subsidiary is required to obtain pursuant to the preceding sentence have been or will be obtained or effected on or prior to the Initial Closing Date, and neither McKinley nor any of its Subsidiaries are aware of any facts or circumstances which might prevent McKinley or any of its Subsidiaries from obtaining or effecting any of the registration, application or filings contemplated by the Transaction Documents. McKinley is not in violation of the requirements of Nasdaq, to the extent applicable to McKinley, and has no knowledge of any facts or circumstances which could reasonably lead to delisting or suspension of the Class A ordinary shares, par value $0.0001 per share, of McKinley (the “McKinley Shares”).

(f) Acknowledgment Regarding Buyer’s Purchase of the Securities. McKinley acknowledges and agrees that each Buyer is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that no Buyer is (i) an officer or director of McKinley or any of its Subsidiaries, (ii) an “affiliate” (as defined in Rule 144) of McKinley or any of its Subsidiaries or (iii) to its knowledge, a “beneficial owner” (as defined for purposes of Rule 13d-3 of the 1934 Act) of more than 9.99% of the shares of any voting class of McKinley’s ordinary shares. McKinley further acknowledges that no Buyer is acting as a financial advisor or fiduciary of McKinley or any of its Subsidiaries (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Buyer’s purchase of the Securities. McKinley’s and each Subsidiary’s decision to enter into the Transaction Documents to which it is a party has been based solely on the independent evaluation by McKinley, each Subsidiary and their respective representatives.

(g) No General Solicitation; Placement Agent Fees.  Neither McKinley, nor any of its Subsidiaries or affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities. Neither McKinley nor any of its Subsidiaries has engaged any placement agent or other agent other than the Placement Agents in connection with the offer or sale of the Securities.

(h) No Integrated Offering. Assuming the accuracy of the Buyers’ representations and warranties set forth in Section 2, none of McKinley, its Subsidiaries or any of their affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the Securities under the 1933 Act, whether through integration with prior offerings or otherwise, or cause this offering of the Securities to require approval of shareholders of McKinley in connection with the offering of the Securities for purposes of the 1933 Act or under any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of McKinley are listed or designated for quotation. Except as contemplated by Section 5(y) of this Agreement, none of McKinley, its Subsidiaries, their affiliates nor any Person acting on their behalf has taken or will take any action or steps that would require registration of the issuance of any of the Securities under the 1933 Act or cause the offering of any of the Securities to be integrated with other offerings of securities of McKinley.

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(i) Dilutive Effect. McKinley understands and acknowledges that the number of Underlying Shares and Replenishment Shares will increase in certain circumstances. McKinley further acknowledges that, following the completion of the Merger, McKinley’s obligation to issue the Underlying Shares pursuant to the terms of the Notes and the Warrants and/or the Replenishment Shares in accordance with the terms thereof and this Agreement is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of McKinley.

(j) Application of Takeover Protections. McKinley and McKinley’s Board of Directors have taken or will take prior to each Closing Date all necessary action, if any, in order to render inapplicable any control share acquisition, interested stockholder, business combination, poison pill, stockholder rights plan or other similar anti-takeover provision under the McKinley Charter, bylaws or other organizational documents or the laws of the jurisdiction of its incorporation which is or could become applicable to any Buyer as a result of the transactions contemplated by this Agreement, including, without limitation, the issuance of the Securities and any Buyer’s ownership of the Underlying Shares.

(k) SEC Documents and Financial Statements. During the one (1) year prior to the date hereof and as of each Closing Date, McKinley has timely filed all reports, schedules, forms, proxy statements, statements and other documents required to be filed by it with the SEC (other than Section 16 ownership filings) pursuant to the reporting requirements of the 1934 Act (reports filed in compliance with the time period specified in Rule 12b-25 promulgated under the 1934 Act shall be considered timely for this purpose) (all of the foregoing filed prior to the date hereof and all exhibits and appendices included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). McKinley has delivered or has made available to the Buyers or their respective representatives true, correct and complete copies of each of the SEC Documents not available on the EDGAR system. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of McKinley included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect as of the time of filing. Such financial statements have been prepared in accordance with United States GAAP, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of McKinley and its consolidated Subsidiaries as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material, either individually or in the aggregate). No other information provided by or on behalf of McKinley to any of the Buyers which is not included in the SEC Documents (including, without limitation, information referred to in the disclosure schedules to this Agreement) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein not misleading, in the light of the circumstances under which they are or were made. McKinley is not currently contemplating to amend or restate any of the financial statements (including, without limitation, any notes or any letter of the independent accountants of McKinley with respect thereto) included in the SEC Documents (the “McKinley Financial Statements”), nor is McKinley currently aware of facts or circumstances which would require McKinley to amend or restate any of the McKinley Financial Statements, in each case, in order for any of the McKinley Financial Statements to be in material compliance with GAAP and the rules and regulations of the SEC. McKinley has not been informed by its independent auditors that they recommend that McKinley amend or restate any of the McKinley Financial Statements or that there is any need for McKinley to amend or restate any of the McKinley Financial Statements.

(l) Absence of Certain Changes. Since the date of McKinley’s audited financial statements contained in McKinley’s Annual Report on Form 10-K for the year ended December 31, 2025 (the “Annual Report”), there has been no McKinley Material Adverse Effect. Since the date of the audited financial statements contained in the Annual Report, except as set forth on Schedule 4(l), neither McKinley nor any of its Subsidiaries has (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, outside of the ordinary course of business, (iii) made any capital expenditures, individually or in the aggregate, outside of the ordinary course of business or (iv) made any revaluation of any of their respective assets, including, without limitation, writing down the value of capitalized inventory or writing off notes or accounts receivable or any sale of assets other than in the ordinary course of business.

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(m) Insolvency. Neither McKinley nor any of its Subsidiaries has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does McKinley or any Subsidiary have any knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. McKinley and its Subsidiaries, individually and on a consolidated basis, are not as of the date hereof and as of each Closing Date and after giving effect to the transactions contemplated hereby to occur on each Closing Date, will not be Insolvent.

(n) Listing and Trading. Regulatory Permits. Since the date of the Annual Report, (i) the McKinley Shares have been listed or designated for quotation on Nasdaq, (ii) trading in the McKinley Shares has not been suspended by the SEC or Nasdaq and (iii) McKinley has received no communication, written or oral, from the SEC or Nasdaq regarding the suspension or delisting of the McKinley Shares from Nasdaq. McKinley and each of its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not reasonably be likely to have, individually or in the aggregate, a McKinley Material Adverse Effect, and neither McKinley nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

(o) Foreign Corrupt Practices. Neither McKinley, any of McKinley’s Subsidiaries, nor any director, officer, employee thereof, nor, to McKinley’s knowledge, any agent or any other person acting for or on behalf of the foregoing (individually and collectively, a “McKinley Affiliate”) have violated any Anti-Corruption Laws, nor, to McKinley’s knowledge, has any McKinley Affiliate offered, paid, promised to pay, or authorized the payment of any money, or offered, given, promised to give, or authorized the giving of anything of value, to any officer, employee or any other person acting in an official capacity for any Governmental Entity to any political party or official thereof or to any Government Official or to any person under circumstances where such McKinley Affiliate knew or was aware of a high probability that all or a portion of such money or thing of value would be offered, given or promised, directly or indirectly, to any Government Official, for the purpose of:

(i) (A) influencing any act or decision of such Government Official in his/her official capacity, (B) inducing such Government Official to do or omit to do any act in violation of his/her lawful duty, (C) securing any improper advantage, or (D) inducing such Government Official to influence or affect any act or decision of any Governmental Entity, or

(ii) assisting McKinley or its Subsidiaries in obtaining or retaining business for or with, or directing business to, McKinley or its Subsidiaries.

Neither of McKinley nor any of its Subsidiaries will use, directly or indirectly, any part of the proceeds from the transaction contemplated by this Agreement or any of the Transaction Documents in any manner that would constitute a violation of Anti-Corruption Laws.

(p) Sarbanes-Oxley Act. McKinley and each of its Subsidiaries is in compliance in all material respects with any and all applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof and as of each Closing Date.

(q) Transactions With Affiliates. No current or former employee, partner, director, officer or shareholder (direct or indirect) of McKinley or its Subsidiaries, or any associate, or, to the knowledge of McKinley, any affiliate of any thereof, or any relative with a relationship no more remote than first cousin of any of the foregoing, is presently or has been (i) a party to any transaction with McKinley or its Subsidiaries (including any contract, agreement or other arrangement providing for the furnishing of services by, or rental of real or personal property from, or otherwise requiring payments to, any such director, officer or shareholder or such associate or affiliate or relative Subsidiaries (other than for ordinary course services as employees, officers or directors of McKinley or any of its Subsidiaries)) or (ii) the direct or indirect owner of an interest in any corporation, firm, association or business organization which is a competitor, supplier or customer of McKinley or its Subsidiaries (except for a passive investment (direct or indirect) in less than 5% of the common stock or ordinary shares, as applicable, of a company whose securities are traded on or quoted through an Eligible Market), nor does any such Person receive income from any source other than McKinley or its Subsidiaries which relates to the business of McKinley or its Subsidiaries or should properly accrue to McKinley or its Subsidiaries. No employee, officer, shareholder or director of McKinley or any of its Subsidiaries or member of his or her immediate family is indebted to McKinley or its Subsidiaries, as the case may be, nor is McKinley or any of its Subsidiaries indebted (or committed to make loans or extend or guarantee credit) to any of them, other than (i) for payment of salary for services rendered, (ii) reimbursement for reasonable expenses incurred on behalf of McKinley or its Subsidiaries, as the case may be, and (iii) for other standard employee benefits made generally available to all employees or executives (including share option agreements outstanding under any share option plan approved by McKinley’s Board of Directors).

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(r) Equity Capitalization.

(i) Authorized and Outstanding Share Capital. As of the date of this Agreement and as of the Initial Closing, the authorized share capital of McKinley is Twenty-Five Thousand United States Dollars (US$25,000.00) divided into (A) Two Hundred and Thirty-Nine Million (239,000,000) Class A ordinary shares of a nominal or par value of US$0.0001 each, of which 17,801,250 are issued and outstanding and with 1,771,500 McKinley Shares reserved for issuance pursuant to McKinley Convertible Securities (as defined below) exercisable or exchangeable for, or convertible into, McKinley Shares, (B) Ten Million (10,000,000) Class B ordinary shares of a nominal or par value of US$0.0001, of which Six Million, Five Hundred and Forty Three Thousand and One Hundred and Three (6,543,103) are issued and outstanding, ((C) One Million (1,000,000) preference shares of a nominal or par value of US$0.0001 each, none of which are issued or outstanding. and (D) Seventeen Million, Seven Hundred and Fifteen Thousand (17,715,000) rights (“McKinley Rights”), each entitling the holder to receive one-tenth (.10) of one McKinley Share upon the consummation of the Merger, of which Seventeen Million, Seven Hundred and Fifteen Thousand (17,715,000) are issued and outstanding. “McKinley Convertible Securities” means any capital stock or other security of McKinley or any of its Subsidiaries that is at any time and under any circumstances directly or indirectly convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any capital stock or other security of McKinley (including, without limitation, ordinary shares and any rights, warrants or options to subscribe for ordinary shares or McKinley Convertible Securities, including, for the avoidance of doubt, the McKinley Units and the McKinley Rights (collectively, “McKinley Options” and, together with the Space-Eyes Options, the “Options”)) or any of its Subsidiaries.

(ii) Valid Issuance; Available Shares; Affiliates. All of McKinley’s outstanding shares of capital stock are duly authorized and have been validly issued and are fully paid and non-assessable. Schedule 4(r)(ii) sets forth the number of McKinley Shares that are (A) reserved for issuance pursuant to McKinley Convertible Securities as of the date hereof and as of the Initial Closing and (B) as of the date hereof and as of the Initial Closing, owned by Persons who are “affiliates” (as defined in Rule 405 of the 1933 Act and calculated based on the assumption that only officers, directors and holders of at least 10% of any class of McKinley’s issued and outstanding ordinary shares are “affiliates” without conceding that any such Persons are “affiliates” for purposes of federal securities laws) of McKinley or any of its Subsidiaries. To McKinley’s knowledge, as of the date hereof and the Initial Closing Date, no Person owns 10% or more of any class of McKinley’s issued and outstanding ordinary shares (calculated based on the assumption that all McKinley Convertible Securities, whether or not presently exercisable or convertible, have been fully exercised or converted (as the case may be) taking account of any limitations on exercise or conversion (including “blockers”) contained therein without conceding that such identified Person is a 10% stockholder for purposes of federal securities laws).

(iii) Existing Securities; Obligations. Except as provided in this Agreement or as otherwise set forth on Schedule 4(r)(iii): (A) none of McKinley’s or any Subsidiary’s shares, interests or capital stock is subject to preemptive rights or any other similar rights or Liens suffered or permitted by McKinley or any Subsidiary; (B) other than stock options, restricted share units, performance share units, deferred share units and other stock-based awards awarded to employees, directors and consultants of McKinley under equity incentive plans adopted by McKinley’s Board of Directors and described in the SEC Documents, there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or capital stock of McKinley or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which McKinley or any of its Subsidiaries is or may become bound to issue additional shares, interests or capital stock of McKinley or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or capital stock of McKinley or any of its Subsidiaries; (C) there are no agreements or arrangements under which McKinley or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act; (D) there are no outstanding securities or instruments of McKinley or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which McKinley or any of its Subsidiaries is or may become bound to redeem a security of McKinley or any of its Subsidiaries; (E) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Underlying Shares; and (F) neither McKinley nor any Subsidiary has any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement.

(iv) Organizational Documents. McKinley has furnished to the Buyers true, correct and complete copies of McKinley’s Amended and Restated Memorandum and Articles of Association, as amended, and as in effect on the date hereof and each Closing Date (the “McKinley Charter”) and the terms of all McKinley Convertible Securities and the material rights of the holders thereof in respect thereto.

(s) Indebtedness and Other Contracts. Except as set forth on Schedule 4(s), neither McKinley nor any of its Subsidiaries (i) has any outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness of McKinley or any of its Subsidiaries or by which McKinley or any of its Subsidiaries is or may become bound; (ii) has any financing statements securing obligations in any amounts filed against McKinley or any of its Subsidiaries or with respect to any of their respective assets; (iii) is in violation of any term of, or in default under, any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a McKinley Material Adverse Effect, or (iv) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of McKinley’s officers, has or is expected to have a McKinley Material Adverse Effect. Neither McKinley nor any of its Subsidiaries have any liabilities or obligations required to be disclosed in the SEC Documents which are not so disclosed in the SEC Documents, other than those incurred in the ordinary course of McKinley’s or its Subsidiaries’ respective businesses consistent with past practices and which, individually or in the aggregate, do not or could not have a McKinley Material Adverse Effect.

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(t) Litigation. There is no material action, suit, arbitration, proceeding, inquiry or investigation before or by Nasdaq, any court, public board, other Governmental Entity, self-regulatory organization or body pending or, to the knowledge of McKinley, threatened against or affecting McKinley or any of its Subsidiaries (or pending or threatened by McKinley or any of its Subsidiaries), the ordinary shares or any of McKinley’s or its Subsidiaries’ officers or directors, whether of a civil or criminal nature or otherwise, in their capacities as such. To the knowledge of McKinley, no director, officer or employee of McKinley or any of its Subsidiaries has willfully violated 18 U.S.C. §1519 or engaged in spoliation in reasonable anticipation of litigation. Without limitation of the foregoing, there has not been, and to the knowledge of McKinley, there is not pending, contemplated or anticipated, any inquiry or investigation by the SEC involving McKinley, any of its Subsidiaries or any current or former director or officer of McKinley or any of its Subsidiaries. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by McKinley under the 1933 Act or the 1934 Act. After reasonable inquiry of its officers (as defined in Rule 16a-1(f) promulgated under the 1934 Act) and members of McKinley’s Board of Directors, McKinley is not aware of any fact which might result in or form the basis for any such action, suit, arbitration, investigation, inquiry or other proceeding. Neither McKinley nor any of its Subsidiaries is subject to any order, writ, judgment, injunction, decree, determination or award of any Governmental Entity.

(u) Insurance. McKinley and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of McKinley believes to be prudent and customary in the businesses in which McKinley and its Subsidiaries are engaged. Neither McKinley nor any of its Subsidiaries has been refused any insurance coverage sought or applied for, and neither McKinley nor any of its Subsidiaries has any reason to believe that it will be unable to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a McKinley Material Adverse Effect.

(v) Employee Relations. Neither McKinley nor any of its Subsidiaries is a party to any collective bargaining agreement or employs any member of a union. McKinley and its Subsidiaries believe that their relations with their employees are good. No executive officer (as defined in Rule 501(f) promulgated under the 1933 Act) or other key employee of McKinley or any of its Subsidiaries has notified McKinley or any such Subsidiary in writing that such officer intends to leave McKinley or any such Subsidiary or otherwise terminate such officer’s employment with McKinley or any such Subsidiary. To the knowledge of McKinley, no executive officer or other key employee of McKinley or any of its Subsidiaries is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant with McKinley or any of its Subsidiaries. McKinley and its Subsidiaries are in material compliance with all applicable federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a McKinley Material Adverse Effect.

(w) Title. Each of McKinley and its Subsidiaries holds good title to or a valid leasehold interest in, all real property, leases in real property, facilities or other interests in real property owned or held by McKinley or any of its Subsidiaries, as applicable, that is material to the business of McKinley (the “McKinley Real Property”). The McKinley Real Property is free and clear of all Liens and is not subject to any rights of way, building use restrictions, exceptions, variances, reservations, or limitations of any nature except for (i) Liens for current taxes not yet due and (ii) zoning laws and other land use restrictions that do not impair the present or anticipated use of the property subject thereto. Any McKinley Real Property held under lease by McKinley or any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere in any material respect with the use made and proposed to be made of such property and buildings by McKinley or any of its Subsidiaries.

(x) Fixtures and Equipment. Each of McKinley and its Subsidiaries (as applicable) has good title to, or a valid leasehold interest in, the tangible personal property, equipment, improvements, fixtures, and other personal property and appurtenances that are used by McKinley and its Subsidiaries to conduct their respective businesses (the “Fixtures and Equipment”). The Fixtures and Equipment are structurally sound, are in good operating condition and repair (ordinary wear and tear excepted), are adequate for the uses to which they are being put, are not in need of maintenance or repairs except for ordinary, routine maintenance and repairs and are sufficient for the conduct of McKinley’s and/or its Subsidiaries’ businesses (as applicable) in the manner as conducted prior to the date hereof and each Closing Date. Except as set forth on Schedule 4(x), each of McKinley and its Subsidiaries owns all of its Fixtures and Equipment free and clear of all Liens except for (i) Liens for current taxes not yet due, (ii) zoning laws and other land use restrictions that do not impair the present or anticipated use of the property subject thereto and (iii) other Permitted Liens (as defined in the Notes).

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(y) Intellectual Property Rights. McKinley and each of its Subsidiaries owns or possesses adequate rights or licenses to use all Intellectual Property Rights necessary to conduct their respective businesses as now conducted and as presently proposed to be conducted. None of McKinley’s or its Subsidiaries’ Intellectual Property Rights, which are necessary to conduct their respective businesses, have expired, terminated or been abandoned, or are expected to expire, terminate or be abandoned, within three years from the date of this Agreement. Neither McKinley nor any of its Subsidiaries has, (i) infringed, misappropriated, diluted or violated the Intellectual Property Rights of others, (ii) violated any material term or provision of any contract concerning Intellectual Property Rights, (iii) violated any material right of any person (including any right to privacy or publicity), or (iv) conducted its business in a manner that would constitute unfair competition or unfair trade practices under the laws of any jurisdiction. There is no claim, action or proceeding being made or brought, or to the knowledge of McKinley or any of its Subsidiaries, being threatened, against McKinley or any of its Subsidiaries regarding Intellectual Property Rights of others that would reasonably be expected to have a McKinley Material Adverse Effect. McKinley is not aware of any facts or circumstances which might give rise to any of the foregoing infringements or claims, actions or proceedings. McKinley and each of its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all trade secrets within the Intellectual Property Rights of McKinley that are materially necessary to conduct their respective businesses. To the knowledge of McKinley, no third party is infringing, violating or misappropriating any McKinley-owned Intellectual Property Rights, and there is no claim pending or proceeding regarding any such actual or alleged infringement, misappropriation or other violation of any McKinley-owned Intellectual Property Rights. All former and current employees, contractors and consultants of McKinley who have contributed to the creation or development of the McKinley-owned Intellectual Property Rights have executed a valid and enforceable agreement containing an irrevocable assignment to McKinley of all of their ownership and other rights therein, including to any invention, improvement or discovery. McKinley has not distributed, incorporated or otherwise used any “Open Source Code” (also known as “free software” (as defined by the Free Software Foundation) or “open source software” (as defined by the Open Source Initiative) or has not otherwise distributed publicly software under terms that permit modification and redistribution of such software) in a manner that would require that any of the proprietary software owned by McKinley or included in a McKinley product or service: (i) be made available or distributed in source code form; (ii) be licensed for the purpose of making derivative works; (iii) be licensed under terms that allow reverse engineering, reverse assembly or disassembly of any kind; or (iv) be redistributable at no charge. McKinley is in compliance with the terms and conditions of all licenses for free or Open Source Code.

(z) Environmental Laws. McKinley and its Subsidiaries (i) are in compliance with any and all Environmental Laws, (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval where, except in each of the foregoing clauses (i), (ii) and (iii), where the failure to so comply or having such permits, licenses or other approval would not reasonably be expected to have, individually or in the aggregate, a McKinley Material Adverse Effect.

(aa) Hazardous Materials.

(i) To McKinley’s knowledge, no Hazardous Materials have been disposed of or otherwise released from any McKinley Real Property in violation of any Environmental Laws.

(ii) To McKinley’s knowledge, no Hazardous Materials are present on, over, beneath, in or upon any McKinley Real Property or any portion thereof in quantities that would constitute a violation of any Environmental Laws or in quantities, a manner or location that would reasonably be expected to require remedial action pursuant to any Environmental Laws. No prior use by McKinley or any of its Subsidiaries of any McKinley Real Property has occurred that violates any Environmental Laws, which violation would have a McKinley Material Adverse Effect.

(iii) To McKinley’s knowledge, neither McKinley nor any of its Subsidiaries knows of any other Person that has stored, treated, recycled, disposed of or otherwise located on any McKinley Real Property any Hazardous Materials, including, without limitation, such substances as asbestos and polychlorinated biphenyls.

(iv) To McKinley’s knowledge, none of the McKinley Real Property is on any federal or state “Superfund” list or CERCLIS list or any state environmental agency list of sites under consideration for CERCLIS, nor subject to any environmental related Liens.

(v) Neither McKinley nor its Subsidiaries is subject to any pending or, to McKinley’s and its Subsidiaries’ knowledge, threatened claim or proceeding to any Environmental Laws, except for any claims or proceeding that would not reasonably be expected to have, individually or in the aggregate, a McKinley Material Adverse Effect.

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(bb) Tax Status. McKinley and each of its Subsidiaries (i) has timely made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject through the date of this Agreement or have requested extensions thereof (except where the failure to file would not, individually or in the aggregate, have a McKinley Material Adverse Effect) and (ii) has timely paid all taxes and other governmental assessments and charges, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and for which reserves required by GAAP have been created in the financial statements of McKinley or for cases in which the failure to pay would not have a McKinley Material Adverse Effect. There is no tax deficiency that has been determined adversely to McKinley or any of its Subsidiaries which has had a McKinley Material Adverse Effect, nor does McKinley or its Subsidiaries have any knowledge or notice of any tax deficiency which could reasonably be expected to be determined adversely to McKinley or its Subsidiaries and which could reasonably be expected to have a McKinley Material Adverse Effect.

(cc) Internal Accounting and Disclosure Controls. McKinley and each of its Subsidiaries maintains internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the 1934 Act) that is effective to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. McKinley maintains disclosure controls and procedures (as such term is defined in Rule 13a15(e) under the 1934 Act) that are effective in ensuring that information required to be disclosed by McKinley in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by McKinley in the reports that it files or submits under the 1934 Act is accumulated and communicated to McKinley’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure. Since the filing of the Annual Report, neither McKinley nor any of its Subsidiaries has received any notice or correspondence from any accountant, Governmental Entity or other Person relating to any potential material weakness or significant deficiency in any part of the internal controls over financial reporting of McKinley or any of its Subsidiaries.

(dd) Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between McKinley or any of its Subsidiaries and an unconsolidated or other off balance sheet entity that is required to be disclosed by McKinley in its SEC Documents and is not so disclosed or that otherwise could be reasonably likely to have a McKinley Material Adverse Effect.

(ee) Investment Company Status. McKinley is not, and upon consummation of the sale of the Underlying Shares and the application of the proceeds thereof, will not be, an “investment company,” or a company controlled by an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(ff) Acknowledgment Regarding Buyers’ Trading Activity. It is understood and acknowledged by McKinley that (i) following the public disclosure of the transactions contemplated by the Transaction Documents in the Press Release (as defined below), none of the Buyers have been asked by McKinley or any of its Subsidiaries to agree, nor has any Buyer agreed with McKinley or any of its Subsidiaries, to desist from effecting any transactions in or with respect to (including, without limitation, purchasing or selling, long and/or short) any securities of McKinley, or “derivative” securities based on securities issued by McKinley or to hold any of the Securities for any specified term; (ii) any Buyer, and counterparties in “derivative” transactions to which any such Buyer is a party, directly or indirectly, presently may have a “short” position in the ordinary shares which was established prior to such Buyer’s knowledge of the transactions contemplated by the Transaction Documents; (iii) each Buyer shall not be deemed to have any affiliation with or control over any arm’s length counterparty in any “derivative” transaction; and (iv) following completion of the Merger, each Buyer may rely on McKinley’s obligation to timely deliver Issuer Equity Interests as and when required pursuant to the Transaction Documents for purposes of effecting trading in the Issuer Equity Interests. McKinley further understands and acknowledges that following the public disclosure of the transactions contemplated by the Transaction Documents pursuant to the Press Release one or more Buyers may have engaged and may after the date hereof engage in hedging and/or trading activities (including, without limitation, the location and/or reservation of borrowable ordinary shares) at various times prior to or during the period that the Securities are outstanding, including, without limitation, during the periods that the value and/or number of the Underlying Shares deliverable with respect to the Notes and the Warrants are being determined and such hedging and/or trading activities (including, without limitation, the location and/or reservation of borrowable ordinary shares), if any, can reduce the value of the existing shareholders’ equity interest in McKinley both at and after the time the hedging and/or trading activities are being conducted. McKinley acknowledges that such aforementioned hedging and/or trading activities do not constitute a breach of this Agreement, the Notes, the Warrants or any other Transaction Document or any of the documents executed in connection herewith or therewith.

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(gg) Manipulation of Price. Neither McKinley nor any of its Subsidiaries has, and, to the knowledge of McKinley, no Person acting on their behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of McKinley or any of its Subsidiaries to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of McKinley or any of its Subsidiaries or (iv) paid or agreed to pay any Person for research services with respect to any securities of McKinley or any of its Subsidiaries.

(hh) U.S. Real Property Holding Corporation. Neither McKinley nor any of its Subsidiaries is, or has ever been, and so long as any of the Securities are held by any of the Buyers, shall become, a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended (the “Code”), and McKinley and each Subsidiary shall so certify upon any Buyer’s request.

(ii) Transfer Taxes. All stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the issuance, sale and transfer of the Securities to be sold to each Buyer hereunder will be, or will have been, fully paid or provided for by McKinley, and all laws imposing such taxes will be or will have been complied with; provided that McKinley shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any Securities in a name other than that of the Buyer of such Securities, and McKinley shall not be required to issue or deliver any applicable Securities unless or until the Person or Persons requesting the issuance thereof shall have paid to McKinley the amount of such tax or shall have established to the satisfaction of McKinley that such tax has been paid.

(jj) Bank Holding Company Act. Neither McKinley nor any of its Subsidiaries is subject to the BHCA and to regulation by the Board of Governors of the Federal Reserve. Neither McKinley nor any of its Subsidiaries owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither McKinley nor any of its Subsidiaries exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(kk) [Reserved].

(ll) Illegal or Unauthorized Payments; Political Contributions. Neither McKinley nor any of its Subsidiaries nor, to McKinley’s knowledge (after reasonable inquiry of its officers and directors), any of the officers, directors, employees, agents or other representatives of McKinley or any of its Subsidiaries or affiliates, has, directly or indirectly, made or authorized any payment, contribution or gift of money, property, or services, whether or not in contravention of applicable law, (i) as a kickback or bribe to any Person or (ii) to any political organization, or the holder of or any aspirant to any elective or appointive public office to influence official action or secure an improper advantage, except for personal political contributions not involving the direct or indirect use of funds of McKinley or any of its Subsidiaries.

(mm) Money Laundering. The operations of McKinley and its Subsidiaries are and have been conducted at all times in material compliance with the USA Patriot Act of 2001 and all other applicable U.S. and non-U.S. anti-money laundering laws and regulations, including, without limitation, the laws, regulations and executive orders and sanctions programs administered by the U.S. Office of Foreign Assets Control, including, but not limited, to (i) Executive Order 13224 of September 23, 2001 entitled, “Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism” (66 Fed. Reg. 49079 (2001)); and (ii) any regulations contained in 31 CFR, Subtitle B, Chapter V. The operations of McKinley and its Subsidiaries are and have been conducted at all times in material compliance with the USA Patriot Act of 2001 and all other applicable U.S. and non-U.S. anti-money laundering laws and regulations.

(nn) Sanctions. None of McKinley, any of its Subsidiaries or any director, officer, employee or, to the knowledge of McKinley and its Subsidiaries, agent or other person acting for or on behalf of the foregoing is the subject or target of any Sanctions. The operations of McKinley and its Subsidiaries are, and have been conducted within the past ten (10) years, in compliance with applicable Sanctions. Neither McKinley nor any of its Subsidiaries will, directly or indirectly, use any part of the proceeds of this offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person, to fund or facilitate any dealings or transactions with, involving or for the benefit of any Sanctioned Person, or otherwise in any manner that would constitute or give rise to a violation of any Sanctions by any Person (including any Person participating in the offering, whether as buyer, underwriter, advisor, investor or otherwise).

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(oo) Management. During the past five year period, no current or then-current officer or director of McKinley, to the knowledge of McKinley, has been the subject of:

(i) a petition under bankruptcy laws or any other insolvency or moratorium law or the appointment by a court of a receiver, fiscal agent or similar officer for such Person, or any partnership in which such person was a general partner at or within two years before the filing of such petition or such appointment, or any corporation or business association of which such person was an executive officer at or within two years before the time of the filing of such petition or such appointment;

(ii) a conviction in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations that do not relate to driving while intoxicated or driving under the influence);

(iii) any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining any such person from, or otherwise limiting, the following activities:

(1) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the United States Commodity Futures Trading Commission or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(2) engaging in any particular type of business practice; or

(3) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of securities laws or commodities laws;

(iv) any order, judgment or decree, not subsequently reversed, suspended or vacated, of any authority barring, suspending or otherwise limiting for more than sixty (60) days the right of any such person to engage in any activity described in the preceding sub paragraph, or to be associated with persons engaged in any such activity;

(v) a finding by a court of competent jurisdiction in a civil action or by the SEC or other authority to have violated any securities law, regulation or decree and the judgment in such civil action or finding by the SEC or any other authority has not been subsequently reversed, suspended or vacated; or

(vi) a finding by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding has not been subsequently reversed, suspended or vacated.

(pp) Stock Option Plans. Each stock option granted by McKinley was granted (i) in accordance with the terms of the applicable stock option plan of McKinley and (ii) with an exercise price at least equal to the fair market value of the ordinary shares on the date such stock option would be considered granted under GAAP and applicable law. To McKinley’s knowledge, no stock option granted under a McKinley stock option plan has been backdated. McKinley has not knowingly granted, and there is no and has been no policy or practice of McKinley to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding McKinley or its Subsidiaries or their financial results or prospects.

(qq) Cybersecurity. The information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases used or owned by, or leased or licensed to, McKinley or any of its Subsidiaries (collectively, “McKinley IT Systems”) are adequate for, and operate and perform in all material respects as required in connection with the operation of the business of McKinley and its Subsidiaries as currently conducted free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants. McKinley and its Subsidiaries have implemented and maintained commercially reasonable physical, technical and administrative controls, policies, procedures, and safeguards to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all McKinley IT Systems and data, including “Personal Data,” used in connection with their businesses. There have been no breaches, violations, outages or unauthorized uses of or accesses to same, except for those that have been remedied without material cost or liability or the duty to notify any other person, nor any incidents under internal review or investigations relating to the same. To the knowledge of McKinley, there have been no breaches, violations, outages or unauthorized uses of or accesses to Personal Data that required statutory notification to individuals or governmental or regulatory authorities. McKinley and its Subsidiaries are presently in material compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of McKinley IT Systems and Personal Data and to the protection of such McKinley IT Systems and Personal Data from unauthorized use, access, misappropriation or modification.

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(rr) Compliance with Data Privacy Laws. McKinley and its Subsidiaries are, and at all prior times were, in material compliance with all applicable Privacy Laws, and McKinley and its Subsidiaries have taken commercially reasonable actions to prepare to comply with, and since May 25, 2018, have been and currently are in compliance with, the GDPR (EU 2016/679). McKinley and its Subsidiaries have in place, comply with, and take appropriate steps reasonably designed to ensure compliance in all material respects with their Policies. McKinley and its Subsidiaries have at all times made all disclosures to users or customers required by applicable laws and regulatory rules or requirements, and none of such disclosures made or contained in any Policy have, to the knowledge of McKinley, been inaccurate or in violation of any applicable laws and regulatory rules or requirements in any material respect. Neither McKinley nor any Subsidiary: (i) has received notice of any actual or potential liability under or relating to, or actual or potential violation of, any of the Privacy Laws, and has no knowledge of any event or condition that would reasonably be expected to result in any such notice; (ii) is currently conducting or paying for, in whole or in part, any investigation, remediation, or other corrective action pursuant to any Privacy Law; or (iii) is a party to any order, decree, or agreement that imposes any obligation or liability under any Privacy Law.

(ss) No Disqualification Event.  With respect to Securities to be offered and sold hereunder in reliance on Rule 506(b) under the 1933 Act (“McKinley Regulation D Securities”), none of McKinley, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of McKinley participating in the offering contemplated hereby, or, to McKinley’s knowledge, any beneficial owner of 20% or more of McKinley’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the 1933 Act) connected with McKinley in any capacity at the time of sale, nor, to McKinley’s knowledge, any Person that has been or will be paid (directly or indirectly) remuneration for solicitation of Buyers or potential purchasers in connection with the sale of any McKinley Regulation D Securities, including the Placement Agents (each, a “McKinley Covered Person”), is subject to any Disqualification Event, except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). McKinley has exercised reasonable care to determine whether any McKinley Covered Person is subject to a Disqualification Event. McKinley has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Buyers a copy of any disclosures provided thereunder.

(tt) Other Covered Persons.  Other than the Placement Agents, McKinley is not aware of any Person that has been or will be paid (directly or indirectly) remuneration for solicitation of Buyers or potential purchasers in connection with the sale of any McKinley Regulation D Securities.

(uu) Margin Stock. The application of the proceeds received by McKinley from the issuance, sale and delivery of the Underlying Shares as described in the Transaction Documents will not violate Regulation T, U or X of the Board of Governors of the Federal Reserve system or any other regulation of such Board of Governors.

(vv) Disclosure. McKinley confirms that neither it nor any other Person acting on its behalf has provided any of the Buyers or their agents or counsel with any information that constitutes or could reasonably be expected to constitute material, non-public information concerning McKinley or any of its Subsidiaries, other than the existence of the transactions contemplated by this Agreement and the other Transaction Documents. McKinley understands and confirms that each of the Buyers has relied on and will rely on the foregoing representations in effecting transactions in securities of McKinley. All of the written information furnished after the date hereof by or on behalf of McKinley or any of its Subsidiaries to each Buyer pursuant to or in connection with this Agreement and the other Transaction Documents, taken as a whole, will be true and correct in all material respects as of the date on which such information is so provided and will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. McKinley acknowledges and agrees that no Buyer makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 2.

(ww) No Additional Agreements. McKinley does not have any agreement or understanding with any Buyer with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

5.	COVENANTS.

(a) Best Efforts.  Each Buyer shall use its best efforts to timely satisfy each of the covenants hereunder and conditions to be satisfied by it as provided in Section 7 of this Agreement.  Space-Eyes shall use its best efforts to timely satisfy each of the covenants hereunder and conditions to be satisfied by it as provided in Section 8 of this Agreement. McKinley shall use its best efforts to timely satisfy each of the covenants hereunder to be satisfied by it.

(b) Blue Sky.  Each of Space-Eyes and McKinley shall, on or before the Initial Closing Date, take such action as Space-Eyes shall reasonably determine is necessary in order to obtain an exemption for, or to, qualify the Securities for sale to the Buyers at each Closing Date and upon conversion of the Notes and exercise of the Warrants, pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyers on or prior to each Closing Date.  Without limiting any other obligation of Space-Eyes or McKinley under this Agreement, each of Space-Eyes and McKinley shall timely make all filings and reports relating to the issuance, offer and sale of the Securities required under all applicable securities laws (including, without limitation, all applicable federal securities laws and all applicable “Blue Sky” laws), and each of Space-Eyes and McKinley shall comply with all applicable foreign, federal, state and local laws, statutes, rules, regulations and the like relating to the issuance, offering and sale of the Securities to the Buyers.

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(c) Securities Exchange. Concurrently with the consummation of the Merger, McKinley shall effect the Securities Exchange.

(d) Reporting Status. Continuing until the earlier of (i) the date upon which the Buyers shall have sold all of the Underlying Shares and (ii) the one-year anniversary of the later to occur of the termination of the Notes or the Warrants (the “Reporting Period”), McKinley shall timely file all reports required to be filed by McKinley with the SEC pursuant to the 1934 Act (reports filed in compliance with the time period specified in Rule 12b-25 promulgated under the 1934 Act shall be considered timely for this purpose), and McKinley shall not voluntarily terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would no longer require or otherwise permit such termination.

(e) Use of Proceeds.

(i) Space-Eyes will deposit the gross proceeds from the sale of the Initial Purchased Notes and the Subsequently Purchased Notes (less any amounts withheld by the Buyers for the payment of applicable fees and expenses incurred by such Buyers) into the Controlled Cash Account (as defined in the Notes). Notwithstanding the foregoing, following the completion of the transactions contemplated by the Business Combination Agreement, Space-Eyes shall be permitted (unless a Permitted Pre-DeSPAC Financing shall have been previously completed, in which case Space-Eyes shall use the proceeds from the Permitted Pre-DeSPAC Financing to pay the following legal fees and expenses) to use up to one hundred fifty thousand ($150,000) of the gross proceeds from the sale of the Subsequently Purchased Notes (the “Legal Fee Reimbursement”) to pay the outstanding fees and expenses of Troutman Pepper Locke LLP rather than depositing such amount into the Controlled Cash Account, but only to the extent that Space-Eyes has contributed an amount equal to or greater than the Legal Fee Reimbursement to the payment of such fees and expenses.

(ii) The Buyers shall have a right of first refusal to fund the Designated Acquisition from the proceeds of the Subsequently Purchased Notes, in an amount not to exceed the lesser of $40,000,000 and the amount actually payable to the sellers in connection with such Designated Acquisition (the “Designated Acquisition Funding Amount”). The Company shall deliver written notice to the Buyers of the material terms of the proposed Designated Acquisition (including the proposed purchase price) (a “Designated Acquisition Funding Request”); provided that the Company may only deliver a Designated Acquisition Funding Request if the proceeds of the Subsequently Purchased Notes funded in connection therewith will be applied to consummate the Designated Acquisition and the Company reasonably anticipates that the closing of the Designated Acquisition will occur within twenty (20) Business Days following the date of such Designated Acquisition Funding Request. If the closing of the Designated Acquisition does not occur within twenty (20) Business Days following the date of a Designated Acquisition Funding Request (whether or not the Buyers elected to fund the Designated Acquisition Funding Amount), such Designated Acquisition Funding Request shall automatically expire and be of no further force or effect, and the Company shall be required to deliver a new Designated Acquisition Funding Request in order to exercise any rights with respect to the Designated Acquisition Funding Amount or the Facility Reduction Option. The Buyers shall have ten (10) Business Days following receipt of such Designated Acquisition Funding Request to elect whether to fund the Designated Acquisition Funding Amount from the Controlled Cash Account for such purpose. If the Buyers do not elect to fund the Designated Acquisition Funding Amount within such ten (10) Business Day period (or affirmatively decline in writing prior to the expiration of such period), the Company shall have the option (the “Facility Reduction Option”), exercisable by written notice to the Buyers within five (5) Business Days thereafter, but in no event later than the consummation of the Subsequent Closing, to reduce the aggregate principal amount of the Subsequently Purchased Notes from $77,000,000 to an amount equal to $77,000,000 less the quotient of (x) the Designated Acquisition Funding Amount divided by (y) 0.9 (and the corresponding Subsequent Notes Purchase Price shall be reduced proportionately). Upon the exercise of the Facility Reduction Option, the Company may raise alternative financing for the Designated Acquisition through a separate Subsidiary of the Company (a “Designated Acquisition Financing Subsidiary”), which financing shall have senior status solely within such Designated Acquisition Financing Subsidiary and shall not be secured by or recourse to any assets of the Company or any other Subsidiary (other than the Designated Acquisition Financing Subsidiary). For the avoidance of doubt, the Designated Acquisition constitutes a pre-approved Approved Acquisition pursuant to the definition thereof and shall not require additional approval from the Required Holders.

As used herein, “Approved Acquisition” means (i) the Designated Acquisition, or (ii) an acquisition by the Company or any of its Subsidiaries of any Person or any business, assets or equity interests of any Person approved by the Required Holders (which approval shall not be unreasonably withheld, conditioned or delayed). Notwithstanding anything contained herein or the Notes to the contrary, any acquisition by the Company or any of its Subsidiaries of any business, assets or equity interests of any Person shall not require the approval of the Required Holders if such acquisition is funded by the Company from free cash flow and following such acquisition, the Company has no less than $25,000,000 of cash and cash equivalents on its balance sheet.

“Designated Acquisition” means the acquisition by Space-Eyes of all the equity interests of the Designated Target or substantially all of the assets of the Designated Target through a merger, asset acquisition or similar business combination transaction. “Designated Target” means the entity designated by the parties by letter agreement on the date hereof.

“Designated Acquisition Financing Subsidiary” means any Subsidiary of the Company that is formed solely for the purpose of financing the Designated Acquisition and holding the assets acquired in connection therewith.

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(f) Space-Eyes Information. From the date hereof until the date on which no Notes remain outstanding, Space-Eyes shall provide each Buyer, subject to Section 5(k)(ii), such information relating to the financial condition, business, prospects, or corporate affairs of Space-Eyes as such Buyer may from time to time reasonably request, including copies of any financial statements, product information relating to Space-Eyes’ and its Subsidiaries’ products and services, information regarding Space-Eyes’ and its Subsidiaries’ Firm Orders (as defined in the Notes) and Prospective Orders (as defined in the Notes and reflected in the Company's demand forecast or sales pipeline), and copies of any government contracts and other material contracts entered into by Space-Eyes or any of its Subsidiaries; provided, however, that Space-Eyes shall not be obligated under this Section 5(f) to disclose any information to the extent that, upon the advice of counsel, such disclosure (i) would be prohibited by applicable law, (ii) would reasonably be expected to cause a violation of any contract or agreement to which Space-Eyes or any of its Subsidiaries is a party or (iii) would cause a loss of privilege to Space-Eyes or any of its Subsidiaries (provided that Space-Eyes shall use its reasonable best efforts to make appropriate substitute disclosure arrangements under circumstances where the foregoing restrictions apply).

(g) Financial Information.  McKinley shall send the following to each Buyer during the Reporting Period (i) unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system, within two (2) Business Days after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, any interim reports or any consolidated balance sheets, income statements, shareholders’ equity statements and/or cash flow statements for any period other than annual, any Current Reports on Form 8-K and any registration statements (other than on Form S-8) or amendments filed pursuant to the 1933 Act, (ii) unless the following are either filed with the SEC through EDGAR or are otherwise widely disseminated via a recognized news release service (such as PR Newswire), on the same day as the release thereof, e-mail copies of all press releases issued by McKinley or any of its Subsidiaries and (iii) unless the following are filed with the SEC through EDGAR, copies of any notices and other information made available or given to the shareholders of McKinley generally, contemporaneously with the making available or giving thereof to the shareholders.

(h) Listing. Concurrently with and conditioned upon the completion of the Merger, McKinley shall secure the listing or designation for quotation (as the case may be) of all of the Securities to be listed upon each national securities exchange and automated quotation system, if any, upon which the Issuer Equity Interests are then listed or designated for quotation (as the case may be) (subject to official notice of issuance) and shall maintain such listing or designation for quotation (as the case may be) of all Securities from time to time issuable under the terms of the Transaction Documents on such national securities exchange or automated quotation system. McKinley shall maintain the Issuer Equity Interests’ listing or authorization for quotation (as the case may be) on Nasdaq, The New York Stock Exchange, the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market or the Nasdaq Global Select Market (each, an “Eligible Market”). Neither McKinley nor any of its Subsidiaries shall take any action which could be reasonably expected to result in the delisting or suspension of the Issuer Equity Interests on an Eligible Market. McKinley shall pay all fees and expenses in connection with satisfying its obligations under this Section 5(h).

(i) Fees. Space-Eyes shall pay for the reasonable and documented out-of-pocket due diligence and legal fees and expenses incurred by the Buyers in connection with the due diligence, structuring, documentation, negotiation, and closing of the transactions contemplated by the Transaction Documents (and the enforcement thereof by the Buyers) and the Business Combination Agreement, regardless of whether the Merger is consummated, including, without limitation, reasonable and documented consultant fees, all reasonable and documented legal fees and disbursements of Latham & Watkins LLP, counsel to the Buyers, and due diligence and regulatory filings in connection therewith, and all legal fees and expenses of the Buyers and the Collateral Agent in connection with implementing and perfecting security interests, net of and without duplication of any amount previously paid by or on behalf of the Company to Latham & Watkins LLP (the “Transaction Expenses”) and such Transaction Expenses, to the extent they have not already been paid to the Buyer, may be withheld by the Buyers from its Initial Notes Purchase Price and Subsequent Securities Purchase Price at the Initial Closing and the Subsequent Closing. Space-Eyes shall be responsible for the payment of any placement agents’ fees, financial advisory fees, transfer agent fees, The Depository Trust Company (“DTC”) fees or broker’s commissions (other than for Persons engaged by any Buyer) relating to or arising out of the transactions contemplated hereby.  Space-Eyes shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys’ fees and reasonable and documented out-of-pocket expenses) arising in connection with any claim relating to any such payment.  Except as otherwise set forth in the Transaction Documents, each party to this Agreement shall bear its own expenses in connection with the sale of the Securities to the Buyers.

(j) Pledge of Securities. Notwithstanding anything to the contrary contained in this Agreement, Space-Eyes and McKinley each acknowledges and agrees that the Securities may be pledged by a Buyer in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities.  The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Buyer effecting a pledge of Securities shall be required to provide Space-Eyes or McKinley with any notice thereof or otherwise make any delivery to Space-Eyes or McKinley pursuant to this Agreement or any other Transaction Document including, without limitation, Section 2(h) hereof; provided that a Buyer and its pledgee shall be required to comply with the provisions of Section 2(h) hereof in order to effect a sale, transfer or assignment of Securities to such pledgee.  The Company and McKinley each hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by a Buyer. Notwithstanding the foregoing, the Buyers shall ensure that any Subsequent Closing Shares they hold are excluded from any margin agreement or similar financing arrangement such that such Subsequent Closing Shares will be ineligible for lending to others to facilitate short sales.

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(k) Disclosure of Transactions and Other Material Information.

(i) Disclosure of Transaction. No later than 9:30 a.m., New York time, on the date immediately following the date of this Agreement, Space-Eyes and McKinley shall issue a press release (the “Press Release”) reasonably acceptable to the Buyers disclosing all the material terms of the transactions contemplated by the Transaction Documents and the Business Combination Agreement. No later than 5:30 p.m., New York time, on the fourth (4th) Business Day after the date of this Agreement, McKinley shall file a Current Report on Form 8-K describing all the material terms of the transactions contemplated by the Transaction Documents and the Business Combination Agreement in the form required by the 1934 Act and attaching all the material Transaction Documents (the “8-K Filing”). From and after the issuance of the Press Release, Space-Eyes and McKinley shall each have disclosed all material, non-public information (if any) provided to any of the Buyers by Space-Eyes or any of its Subsidiaries, or McKinley or any of its Subsidiaries, or any of their respective officers, directors, employees or agents, including, but not limited to, the Placement Agents. In addition, effective upon the issuance of the Press Release, Space-Eyes and McKinley each acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between Space-Eyes or any of its Subsidiaries, or McKinley or any of its Subsidiaries, or any of their respective officers, directors, affiliates, employees or agents, including, but not limited to, the Placement Agents, on the one hand, and any of the Buyers or any of their affiliates, on the other hand, shall have terminated and none of the Buyers have been subject to any such obligation since the issuance of such Press Release.

(ii) Limitations on Disclosure. Other than as required under the Transaction Documents (but subject to any other disclosure obligations of Space-Eyes or McKinley with respect thereto), neither Space-Eyes nor McKinley shall, and Space-Eyes and McKinley shall each cause each of its respective Subsidiaries and each of its and their respective officers, directors, employees and agents, including, but not limited to, the Placement Agents, not to provide any Buyer with any material, non-public information regarding Space-Eyes or any of its Subsidiaries, or McKinley or any of its Subsidiaries, from and after the date hereof unless prior thereto such Buyer shall have consented in writing to the receipt of such information and agreed with Space-Eyes or McKinley, as applicable, to keep such information confidential. If any material, non-public information is required to be provided by Space-Eyes or any of its Subsidiaries, or by McKinley or any of its Subsidiaries, to any Buyer pursuant to the Transaction Documents, Space-Eyes or McKinley, as applicable, shall obtain each Buyer’s prior written consent prior to providing such information to such Buyer, and if any Buyer fails to provide such written consent, Space-Eyes or McKinley, as applicable, shall not be deemed to be in breach of any of the Transaction Documents as a result of the failure to provide such information. To the extent that Space-Eyes or McKinley delivers any material, non-public information to a Buyer without such Buyer’s prior written consent in breach of the foregoing sentence, Space-Eyes or McKinley, as applicable, hereby covenants and agrees that such Buyer shall not have any duty of confidentiality with respect to, or a duty not to trade on the basis of, such material, non-public information, provided that the Buyer shall remain subject to applicable law. Without the prior written consent of the applicable Buyer (which may be granted or withheld in such Buyer’s sole discretion), neither Space-Eyes nor McKinley shall (and shall cause each of its Subsidiaries and affiliates to not) submit for publication or otherwise cause or seek to publish any information naming any Buyer or disclose the name of such Buyer in any filing, announcement, release or otherwise; provided that, nothing in the foregoing shall be construed to prohibit Space-Eyes or McKinley from making any submission or filing (i) which it is required to make by applicable law or pursuant to judicial process, (ii) as required by federal securities law in connection with the filing of final Transaction Documents with the SEC, or (iii) to the extent such disclosure is required by law or regulations of Nasdaq; provided further, that (A) such filing or submission shall contain only such information as is necessary to comply with applicable law or judicial process and (B) unless specifically prohibited by applicable law or court order, Space-Eyes or McKinley, as applicable, shall promptly notify the Buyers of the requirement to make such submission or filing and provide the Buyers with a copy thereof, except in the 8-K Filing and as otherwise may be required by applicable law or regulations. Notwithstanding anything contained in this Agreement to the contrary and without implication that the contrary would otherwise be true, Space-Eyes and McKinley each expressly acknowledges and agrees that no Buyer shall have (unless expressly agreed to by a particular Buyer after the date hereof in a written definitive and binding agreement executed by Space-Eyes or McKinley, as applicable, and such particular Buyer (it being understood and agreed that no Buyer may bind any other Buyer with respect thereto)), any duty of confidentiality with respect to, or a duty not to trade in the securities of Space-Eyes or McKinley, as applicable, on the basis of, any material, non-public information regarding Space-Eyes or any of its Subsidiaries, or McKinley or any of its Subsidiaries, as applicable.

(l) Space-Eyes Restricted Period.

(i) Space-Eyes agrees that for the period commencing on the date hereof and ending upon the completion of the Merger (such period, the “Space-Eyes Restricted Period”), neither Space-Eyes nor any of its Subsidiaries shall directly or indirectly issue, offer, sell, grant any option or right to purchase, or otherwise dispose of (or register or amend any outstanding registration statements or file any shelf registration statements or announce any issuance, offer, sale, grant of any option or right to purchase or other disposition of) any equity security or any equity-linked or related security (including, without limitation, any “equity security” (as that term is defined under Rule 405 promulgated under the 1933 Act), any Space-Eyes Convertible Securities, or any purchase rights) other than pursuant to a Permitted Pre-DeSPAC Financing. “Permitted Pre-DeSPAC Financing” means any sales of unsecured debt or equity securities with gross proceeds of up to ten million dollars ($10,000,000); provided that (i) such sale of securities does not constitute a Space-Eyes Variable Rate Transaction and (ii) the gross proceeds from such sale of securities are received by Space-Eyes prior to the consummation of the transactions contemplated by the Business Combination Agreement.

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(ii) Prior to the completion of the Merger, and so long as any Notes remain outstanding, Space-Eyes and each Subsidiary shall be prohibited from effecting, or entering into an agreement directly or indirectly to effect a Space-Eyes Variable Rate Transaction. “Space-Eyes Variable Rate Transaction” means a transaction in which Space-Eyes or any Subsidiary (A) issues or sells any Space-Eyes Convertible Securities either (i) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the partnership interests in Space-Eyes or any of its Subsidiaries, at any time after the initial issuance of such Space-Eyes Convertible Securities, or (ii) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such Space-Eyes Convertible Securities or upon the occurrence of specified or contingent events directly or indirectly related to the business of Space-Eyes or the market for Space-Eyes’ equity securities, other than pursuant to customary adjustments for stock splits, stock dividends, stock combinations, recapitalizations and similar events or (B) enters into any agreement (including, without limitation, an equity line of credit) whereby Space-Eyes or any Subsidiary may sell securities at a future determined price (other than standard and customary “preemptive” or “participation” rights).

(iii) So long as any Notes or Warrants remain outstanding, Space-Eyes will not, without the prior written consent of the Required Holders (as defined below), issue any Notes (other than to the Buyers as contemplated hereby) and Space-Eyes shall not issue any other securities that would cause a breach or default under the Notes or the Warrants. “Required Holders” means (I) prior to the Initial Closing Date, each Buyer entitled to purchase Purchased Notes at the Closing, (II) on or after the Initial Closing Date, but prior to the Merger Effective Date, Buyers holding Notes representing a majority of the aggregate Principal Amount (as defined in the Notes) then-outstanding, and (III) on and after the Merger Effective Date, holders of a majority of the Note Shares and/or Warrant Shares in the aggregate as of such time issued or issuable pursuant to the Notes or, if the Notes are no longer outstanding, the Warrants; provided that in the case of clauses (II) and (III) such majority must include HBC Investment Ltd., so long as HBC Investment Ltd. or any of its affiliates hold any Notes or Warrants.

(iv) Each Buyer shall be entitled to obtain injunctive relief against Space-Eyes and its Subsidiaries to preclude any issuance prohibited by this Section 5(l), which remedy shall be in addition to any right to collect damages.

(m) McKinley Restricted Period.

(i) Continuing so long as any Notes or Warrants remain outstanding, McKinley and each Subsidiary shall be prohibited from effecting, or entering into an agreement directly or indirectly to effect a McKinley Variable Rate Transaction. “McKinley Variable Rate Transaction” means a transaction in which McKinley or any Subsidiary (A) issues or sells any McKinley Convertible Securities either (i) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the Issuer Equity Interests at any time after the initial issuance of such McKinley Convertible Securities, or (ii) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such McKinley Convertible Securities or upon the occurrence of specified or contingent events directly or indirectly related to the business of McKinley or the market for the Issuer Equity Interests, other than pursuant to customary adjustments for stock splits, stock dividends, stock combinations, recapitalizations and similar events or (B) enters into any agreement (including, without limitation, an equity line of credit) whereby McKinley or any Subsidiary may sell securities at a future determined price (other than standard and customary “preemptive” or “participation” rights); provided that, for avoidance of doubt, an “at-the-market” offering within the meaning of Rule 415(a)(4) of the 1933 Act shall not be a “McKinley Variable Rate Transaction”, provided that issuances thereunder otherwise comply with the Notes and the Warrants.

(ii) So long as any Notes or Warrants remain outstanding, McKinley will not, without the prior written consent of the Required Holders (as defined below), issue any Notes (other than to the Buyers as contemplated hereby) and McKinley shall not issue any other securities that would cause a breach or default under the Notes or the Warrants.

(iii) Each Buyer shall be entitled to obtain injunctive relief against McKinley, and its Subsidiaries to preclude any issuance prohibited by this Section 5(m), which remedy shall be in addition to any right to collect damages.

(n) Compliance with Laws.  Neither Space-Eyes nor any of its Subsidiaries, nor McKinley nor any of its Subsidiaries, shall violate any law, ordinance or regulation of any Governmental Entity, except where such violations would not reasonably be expected to result, either individually or in the aggregate, in a Space-Eyes Material Adverse Effect or a McKinley Material Adverse Effect, as applicable.

(o) Passive Foreign Investment Company.  Each of Space-Eyes and McKinley shall conduct its business, and shall cause its Subsidiaries to conduct their respective businesses, in such a manner as will ensure that each of Space-Eyes and McKinley will not be deemed to constitute a passive foreign investment company within the meaning of Section 1297 of the Code.

(p) Restriction on Redemption and Cash Dividends.  So long as any of the Notes or the Warrants are outstanding or during any period of time when a Subsequent Closing could still potentially occur, except as otherwise permitted under the Notes, neither Space-Eyes nor McKinley shall, directly or indirectly, redeem, or declare or pay any cash dividend or distribution on, any of its securities without the prior express written consent of the Required Holders (other than as required by the Notes or as required by the terms thereof as in effect on the date hereof), except for the redemption rights set forth in the McKinley Charter in connection with the Merger.

(q) Legal Existence.  So long as any Notes or Warrants remain outstanding, neither Space-Eyes nor McKinley shall be party to any Fundamental Change (as defined in the Notes) other than the Merger unless the Company is in compliance with the applicable provisions governing Fundamental Changes set forth in the Notes.

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(r) Conversion and Exercise Procedures. The terms of the Notes and the Warrants set forth the totality of the procedures required of the Buyers in order to receive Issuer Equity Interests pursuant to the Notes and the Warrants. Except as set forth in Sections 6(c) and 6(d), no additional legal opinion, other information or instructions shall be required of the Buyers to receive Issuer Equity Interests pursuant to the Notes or the Warrants. On and after the Merger Effective Date, McKinley shall honor an election by a Buyer to receive Issuer Equity Interests pursuant to the Notes or the Warrants, and shall deliver the Underlying Shares in accordance with the terms, conditions and time periods set forth in the Notes and the Warrants, as applicable. Except as explicitly set forth in the Notes or the Warrants, no legal opinion, information or instructions shall be required of the Buyers to receive Underlying Shares pursuant to the Notes or the Warrants.

(s) Regulation M. McKinley will not take any action prohibited by Regulation M under the 1934 Act, in connection with the distribution of the Underlying Shares contemplated hereby.

(t) General Solicitation.  None of Space-Eyes, McKinley, any of their respective affiliates (as defined in Rule 501(b) under the 1933 Act) or any person acting on behalf of Space-Eyes, McKinley or any such affiliate will solicit any offer to buy or offer to sell the Securities by means of any form of general solicitation or general advertising within the meaning of Regulation D, including: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio; and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

(u) Integration.  None of Space-Eyes, McKinley, any of their respective affiliates (as defined in Rule 501(b) under the 1933 Act), or any person acting on behalf of Space-Eyes, McKinley or any such affiliate will sell, offer for sale, or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the 1933 Act) which will be integrated with the sale of the Securities in a manner which would require the registration of the Securities under the 1933 Act or require stockholder approval under the rules and regulations of Nasdaq and Space-Eyes and McKinley will each take all action that is appropriate or necessary to assure that its offerings of other securities will not be integrated for purposes of the 1933 Act or (other than with respect to the Merger) the rules and regulations of Nasdaq, with the issuance of Securities contemplated hereby.

(v) [Reserved.]

(w) Rule 144. The Company shall (x) cause the Securities to be eligible to be offered, sold or otherwise transferred by the Buyers pursuant to Rule 144 under the 1933 Act, without any requirements as to volume or manner of sale or notice under the 1933 Act and without any requirement for registration under any state securities or “blue sky” law and (y) at all times satisfy the current public information requirement under Rule 144(c), in each case on and after the date that is twelve (12) months following the (A) Initial Closing Date with respect to the Initial Purchased Notes (and any McKinley Notes exchanged therefrom), (B) the Subsequent Closing Date with respect to the Subsequently Purchased Notes (and any McKinley Notes exchanged therefrom), the Purchased Warrants (and any McKinley Warrants exchanged therefrom) and Subsequent Closing Shares and (C) the date of issuance with respect to any Replenishment Shares. McKinley and Space-Eyes each acknowledges and agrees that, assuming the representations and warranties of the Buyers are true and correct, the Underlying Shares will have a holding period under Rule 144 that will be deemed to have commenced on the Initial Closing Date or the Subsequent Closing Date, as applicable, and Replenishment Shares will have a holding period under Rule 144 that will be deemed to have commenced on the date of issuance of such Replenishment Shares. McKinley and Space-Eyes each further acknowledges and agrees that, assuming the representations and warranties of the Buyers are true and correct, it will neither assert nor maintain a contrary position with respect to the date of commencement of such holding period under Rule 144 with respect to the Underlying Shares or Replenishment Shares.

(x) Share Reserve. On and after the Merger Effective Date, so long as any of the Notes or the Warrants remain outstanding, McKinley shall at all times have reserved solely for issuance of Underlying Shares and Replenishment Shares from its duly authorized capital stock not less than a number of shares of authorized but unissued Issuer Equity Interests equal to the greater of (A) the sum of (x) two hundred percent (200%) of a fraction, the numerator of which shall be the then outstanding aggregate Principal Amount (as defined in the Notes) with respect to the then-outstanding Notes plus an amount equal to all interest accruable on such outstanding Principal Amount through the Maturity Date (as defined in the Notes), and the denominator of which shall be the Market Equity Payment Price (as defined in the Notes), (y) two hundred percent (200%) of the aggregate number of Warrant Shares issuable upon exercise of all outstanding Warrants and (z) the aggregate number of Replenishment Shares that could be issuable in the event that all Subsequent Closing Shares then held by the Buyers were applied to satisfy the issuance of Interest Payment Shares, Amortization Payment Shares, Event of Default Equity Shares or Conversion Consideration under the then-outstanding Notes (which amount shall be calculated by McKinley in good faith based on the then-current number of outstanding shares of McKinley’s common stock) and (B) one hundred percent (100%) of the sum of (x) the Note Conversion Amount (as defined below) across all outstanding Notes and (y) the aggregate number of Warrant Shares issuable upon exercise of all outstanding Warrants (the “Required Reserve Amount”); provided that at no time shall the number of Issuer Equity Interests reserved pursuant to this Section 5(x) be reduced other than in connection with any stock combination, reverse stock split or other similar transaction. The “Note Conversion Amount” means, for each outstanding Note, a fraction, the numerator of which shall be the outstanding Principal Amount with respect to such Note and the denominator shall be the Conversion Price (as defined in the applicable Note) then in effect for such Note. The amounts set forth in the definition of Required Reserve Amount (including, without limitation, each increase in the number of shares so reserved) shall be allocated pro rata among the holders of the Notes and the Warrants based on the number of Issuer Equity Interests issuable pursuant to the Notes and the Warrants held by each holder thereof on the date of issuance of the Notes and the Warrants (without regard to any limitations on conversion or exercise) (collectively, the “Authorized Share Allocation”). In the event that a holder shall sell or otherwise transfer any of such holder’s Notes or Warrants, each transferee shall be allocated a pro rata portion of such holder’s Authorized Share Allocation. Any Issuer Equity Interests reserved and allocated to any Person which ceases to hold any Notes or Warrants shall be allocated to the remaining holders of the Notes and the Warrants, pro rata based on the number of Issuer Equity Interests issuable pursuant to the Notes and the Warrants then held by such holders thereof (without regard to any limitations on conversion or exercise). If at any time the number of Issuer Equity Interests authorized and reserved for issuance is not sufficient to meet the Required Reserve Amount, McKinley will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of shareholders to authorize additional shares to meet McKinley’s obligations pursuant to the Transaction Documents, in the case of an insufficient number of authorized shares, obtain stockholder approval (if required) of an increase in such authorized number of shares, and voting the management shares of McKinley in favor of an increase in the authorized shares of McKinley to ensure that the number of authorized shares is sufficient to meet the Required Reserve Amount.

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(y) Registration Rights. McKinley shall:

(i) Use commercially reasonable efforts to register the McKinley Notes (and the Underlying Shares issuable pursuant thereto), the McKinley Warrants (and the Underlying Shares issuable pursuant thereto), and the McKinley Subsequent Closing Shares (the “Registrable Securities”) on the Registration Statement (as defined in the Business Combination Agreement) filed with the SEC within the time prescribed by the Business Combination Agreement;

(ii) promptly prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective and free from any material misstatement or omission to state a material fact therein until termination of such obligation as provided in Section 5(bb) below, subject to McKinley’s right to suspend pursuant to Section 5(aa) below;

(iii) furnish to the Buyers such number of copies of prospectuses in conformity with the requirements of the 1933 Act and such other documents as the Buyers may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Securities by the Buyers;

(iv) file such documents as may be required of McKinley for normal securities law clearance for the resale of the Registrable Securities in such states of the United States as may be reasonably requested by the Buyers and use its commercially reasonable efforts to maintain such blue sky qualifications during the period McKinley is required to maintain effectiveness of such Registration Statement; provided, however, that McKinley shall not be required in connection with this Section 5(y)(iv) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

(v) upon notification by the SEC that the Registration Statement has been declared effective by the SEC, McKinley shall file the final prospectus under Rule 424 of the 1933 Act (“Rule 424”) within the applicable time period prescribed by Rule 424;

(vi) advise the Buyers promptly (and in any event within two (2) Trading Days thereof):

(A) of the effectiveness of the Registration Statement or any post-effective amendments thereto;

(B) of any request by the SEC for amendments to the Registration Statement or amendments to the prospectus or for additional information relating thereto;

(C) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement under the 1933 Act or of the suspension by any state securities commission of the qualification of the Registrable Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes;

(D) of the existence of any fact and the happening of any event that makes any statement of a material fact made in the Registration Statement, the prospectus and amendment or supplement thereto, or any document incorporated by reference therein, untrue, or that requires the making of any additions to or changes in the Registration Statement or the prospectus in order to make the statements therein not misleading;

(vii) cause all Underlying Shares and McKinley Subsequent Closing Shares comprising Registrable Securities to be listed on each securities exchange, if any, on which equity securities of McKinley are then listed; and

(viii) bear all expenses in connection with the procedures in paragraphs (i) through (viii) of this Section 5(y) and the registration of the Registrable Securities on such Registration Statement and the satisfaction of the blue sky laws of such states.

(ix) Fallback Resale Registration. If, notwithstanding McKinley’s commercially reasonable efforts pursuant to Section 5(y)(i), any Registrable Securities are not included on the Registration Statement at the time the Registration Statement is declared effective by the SEC (such securities, the “Excluded Registrable Securities”), McKinley shall:

(A) file with the SEC a registration statement on Form S-1 or Form S-3 (or any successor form) under the 1933 Act (providing for shelf registration of such shares under Rule 415 promulgated under the 1933 Act) (such registration statement, including any preliminary prospectus, final prospectus, exhibit or amendment included in or relating to such registration statement being the “Fallback Registration Statement”) within thirty (30) days following the date on which the Registration Statement is declared effective by the SEC (the “Fallback Filing Deadline”), to register for resale all Excluded Registrable Securities;

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(B) use its commercially reasonable efforts to cause the Fallback Registration Statement to be declared effective as soon as practicable and in any event within thirty (30) days of the filing thereof (or, in the event the staff of the SEC reviews and has written comments to the Fallback Registration Statement, within ninety (90) days of the filing thereof) (the “Fallback Effectiveness Deadline”), such efforts to include, without limiting the generality of the foregoing, preparing and filing with the SEC any financial statements or other information that is required to be filed prior to the effectiveness of such Fallback Registration Statement;

(C) not less than two (2) Trading Days prior to the filing of the Fallback Registration Statement or any related prospectus or any amendment or supplement thereto, furnish via e-mail to the Buyers copies of all such documents proposed to be filed, which documents (other than any document that is incorporated or deemed to be incorporated by reference therein) will be subject to the review of the Buyers, and McKinley shall reflect in each such document when so filed with the SEC such comments regarding the Buyers and the plan of distribution as the Buyers may reasonably and promptly propose no later than two (2) Trading Days after the Buyers have been so furnished with copies of such documents;

(D) promptly prepare and file with the SEC such amendments and supplements to the Fallback Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Fallback Registration Statement continuously effective and free from any material misstatement or omission to state a material fact therein until the earlier of (A) the date on which all Excluded Registrable Securities covered thereby have been resold or (B) the date on which all Excluded Registrable Securities covered thereby may be freely sold pursuant to Rule 144 without volume limitations or any requirement for current public information;

(E) upon notification by the SEC that the Fallback Registration Statement will not be reviewed or is not subject to further review by the SEC, within one (1) Trading Day following the date of such notification request acceleration of the Fallback Registration Statement (with the requested effectiveness date to be not more than two (2) Trading Days later);

(F) upon notification by the SEC that the Fallback Registration Statement has been declared effective by the SEC, file the final prospectus under Rule 424 within the applicable time period prescribed by Rule 424;

(G) advise the Buyers promptly (and in any event within two (2) Trading Days): (A) of the effectiveness of the Fallback Registration Statement or any post-effective amendments thereto; (B) of any request by the SEC for amendments to the Fallback Registration Statement or amendments to the prospectus or for additional information relating thereto; (C) of the issuance by the SEC of any stop order suspending the effectiveness of the Fallback Registration Statement under the 1933 Act or of the suspension by any state securities commission of the qualification of the Excluded Registrable Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes; and (D) of the existence of any fact and the happening of any event that makes any statement of a material fact made in the Fallback Registration Statement, the prospectus or any amendment or supplement thereto, or any document incorporated by reference therein, untrue, or that requires the making of any additions to or changes in the Fallback Registration Statement or the prospectus in order to make the statements therein not misleading;

(H) furnish to the Buyers such number of copies of prospectuses in conformity with the requirements of the 1933 Act and such other documents as the Buyers may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Excluded Registrable Securities by the Buyers;

(I) file such documents as may be required of McKinley for normal securities law clearance for the resale of the Excluded Registrable Securities in such states of the United States as may be reasonably requested by the Buyers and use its commercially reasonable efforts to maintain such blue sky qualifications during the period McKinley is required to maintain effectiveness of the Fallback Registration Statement; provided, however, that McKinley shall not be required in connection with this clause (I) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

(J) cause all Excluded Registrable Securities to be listed on each securities exchange, if any, on which Issuer Equity Interests are then listed; and

(K) bear all expenses in connection with the procedures in this Section 5(y)(ix) and the registration of the Excluded Registrable Securities on the Fallback Registration Statement, including, without limitation, all registration, filing and qualification fees, printing expenses, escrow fees, fees and disbursements of counsel for McKinley, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration.

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(x) Fallback Registration Delay Payments. If (i) the Fallback Registration Statement is (A) not filed with the SEC on or before the Fallback Filing Deadline (a “Fallback Filing Failure”) or (B) not declared effective by the SEC on or before the Fallback Effectiveness Deadline (a “Fallback Effectiveness Failure”), (ii) other than during a suspension permitted under Section 5(aa), on any day after the effective date of the Fallback Registration Statement sales of all of the Excluded Registrable Securities required to be included on such Fallback Registration Statement cannot be made pursuant to such Fallback Registration Statement (including, without limitation, because of a failure to keep such Fallback Registration Statement effective, a failure to disclose such information as is necessary for sales to be made pursuant to such Fallback Registration Statement, a suspension or delisting of (or a failure to timely list) the Issuer Equity Interests on an Eligible Market, or a failure to register a sufficient number of Issuer Equity Interests or by reason of a stop order) or the prospectus contained therein is not available for use for any reason (a “Fallback Maintenance Failure”), or (iii) if the Fallback Registration Statement is not effective for any reason or the prospectus contained therein is not available for use for any reason, and either (x) McKinley fails for any reason to satisfy the requirements of Rule 144(c)(1), including, without limitation, the failure to satisfy the current public information requirement under Rule 144(c) or (y) McKinley has ever been an issuer described in Rule 144(i)(1)(i) or becomes such an issuer in the future, and McKinley shall fail to satisfy any condition set forth in Rule 144(i)(2) (a “Fallback Current Public Information Failure”) as a result of which any of the Buyers are unable to sell Excluded Registrable Securities without restriction under Rule 144 (including, without limitation, volume restrictions), then, as partial relief for the damages to any holder by reason of any such delay in, or reduction of, its ability to sell the Excluded Registrable Securities (which remedy shall not be exclusive of any other remedies available at law or in equity, including, without limitation, specific performance), McKinley shall pay to each Buyer on each Fallback Registration Delay Payment Date (as defined below) an amount in cash equal to two percent (2%) of the product of (I) the number of such Buyer’s Excluded Registrable Securities as of such Fallback Registration Delay Payment Date and (II) the Daily VWAP (as defined in the Notes) on such date. A “Fallback Registration Delay Payment Date” is (1) the date of such Fallback Filing Failure, Fallback Effectiveness Failure, Fallback Maintenance Failure or Fallback Current Public Information Failure, as applicable, and (2) every thirty (30) day anniversary of (I) a Fallback Filing Failure until such Fallback Filing Failure is cured; (II) a Fallback Effectiveness Failure until such Fallback Effectiveness Failure is cured; (III) a Fallback Maintenance Failure until such Fallback Maintenance Failure is cured; and (IV) a Fallback Current Public Information Failure until the earlier of (i) the date such Fallback Current Public Information Failure is cured and (ii) such time that such public information is no longer required pursuant to Rule 144 (in each case, prorated for periods totaling less than thirty (30) days). The payments to which a Buyer shall be entitled pursuant to this Section 5(y)(x) are referred to herein as “Fallback Registration Delay Payments.” Following the initial Fallback Registration Delay Payment for any particular event or failure, without limiting the foregoing, if an event or failure giving rise to the Fallback Registration Delay Payments is cured prior to any thirty (30) day anniversary of such event or failure, then the Fallback Registration Delay Payment Date for such Fallback Registration Delay Payment shall be deemed to be the third (3rd) Business Day after such cure. Notwithstanding the foregoing, no Fallback Registration Delay Payments shall be owed to a Buyer (other than with respect to a Fallback Maintenance Failure resulting from a suspension or delisting of (or a failure to timely list) the Issuer Equity Interests on an Eligible Market) with respect to any period during which all of such Buyer’s Excluded Registrable Securities may be sold by such Buyer without restriction under Rule 144 (including, without limitation, volume restrictions) and without the need for current public information required by Rule 144(c)(1) (or Rule 144(i)(2), if applicable).

The indemnification and contribution provisions of Section 5(z) shall apply mutatis mutandis to the Fallback Registration Statement and the Excluded Registrable Securities registered thereunder, with all references therein to the “Registration Statement” being deemed to include the Fallback Registration Statement and all references to “Registrable Securities” being deemed to include the Excluded Registrable Securities. The suspension provisions of Section 5(aa) shall apply to the Fallback Registration Statement and the Excluded Registrable Securities registered thereunder. The obligations of McKinley pursuant to Section 5(y)(ix) shall cease and terminate, with respect to any Excluded Registrable Securities, upon such time as such Excluded Registrable Securities (A) have been resold in a transaction pursuant to which all restrictive legends were removed from such securities or (B) may be freely sold pursuant to Rule 144 without volume limitations or any requirement for current public information.

(z) Registration Rights Indemnification.

(i) McKinley agrees to indemnify and hold harmless the Buyers and their respective affiliates, partners, members, officers, directors, agents, brokers and representatives, and each person, if any, who controls a Buyer within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act (each, a “Purchaser Party” and collectively the “Purchaser Parties”), to the fullest extent permitted by applicable law, from and against any losses, claims, damages or liabilities (collectively, “Losses”) to which they may become subject (under the 1933 Act or otherwise) insofar as such Losses (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Fallback Registration Statement or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or arise out of any failure by McKinley to fulfill any undertaking included in the Registration Statement or the Fallback Registration Statement and McKinley will, as incurred, reimburse the Purchaser Parties for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that McKinley shall not be liable in any such case to the extent that such Loss arises out of, or is based upon an untrue statement or omission or alleged untrue statement or omission made in the Registration Statement or the Fallback Registration Statement in reliance upon and in conformity with written information furnished to McKinley by or on behalf of the Buyers specifically for use in preparation of the Registration Statement or the Fallback Registration Statement.

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(ii) The Buyers agree to indemnify and hold harmless McKinley and its officers, directors, affiliates, agents, brokers and representatives and each person, if any, who controls McKinley within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act (each a “McKinley Party” and collectively the “McKinley Parties”), to the fullest extent permitted by applicable law, from and against any Losses to which the McKinley Parties may become subject (under the 1933 Act or otherwise), insofar as such Losses (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Fallback Registration Statement (or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading in each case, on the effective date thereof), if, and only to the extent, such untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information furnished by or on behalf of the Buyers specifically for use in preparation of the Registration Statement or the Fallback Registration Statement, and the Buyers will, as incurred, reimburse each McKinley Party for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that in no event shall any indemnity under this Section 5(z) be greater in amount than the dollar amount of the net proceeds received by the Buyers upon their sale of the Registrable Securities or the Excluded Registrable Securities included in the Registration Statement or the Fallback Registration Statement giving rise to such indemnification obligation.

(iii) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 5(z) such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and such indemnifying person shall have been notified thereof, such indemnifying person shall be entitled to participate therein, and, to the extent that it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate in the reasonable judgment of the indemnified person for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, further that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (and, if necessary, one local counsel) for all indemnified parties. The indemnifying party shall not settle an action without the consent of the indemnified party, which consent shall not be unreasonably withheld.

(iv) If after proper notice of a claim or the commencement of any action against the indemnified party, the indemnifying party does not choose to participate, then the indemnified party shall assume the defense thereof and upon written notice by the indemnified party requesting advance payment of a stated amount for its reasonable defense costs and expenses, the indemnifying party shall advance payment for such reasonable defense costs and expenses (the “Advance Indemnification Payment”) to the indemnified party. In the event that the indemnified party’s actual defense costs and expenses exceed the amount of the Advance Indemnification Payment, then upon written request by the indemnified party, the indemnifying party shall reimburse the indemnified party for such difference; in the event that the Advance Indemnification Payment exceeds the indemnified party’s actual costs and expenses, the indemnified party shall promptly remit payment of such difference to the indemnifying party.

(v) If the indemnification provided for in this Section 5(z) is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other, as well as any other relevant equitable considerations; provided, that in no event shall any contribution by an indemnifying party hereunder be greater in amount than the dollar amount of the proceeds received by such indemnifying party upon the sale of such Registrable Securities.

(aa) Suspensions. The Buyers acknowledge that there may be times when McKinley must suspend the use of the prospectus forming a part of the Registration Statement or the Fallback Registration Statement until such time as an amendment to such Registration Statement or Fallback Registration Statement has been filed by McKinley and declared effective by the SEC, or until such time as McKinley has filed an appropriate report with the SEC pursuant to the 1934 Act. The Buyers hereby covenant that they will not sell any Registrable Securities or Excluded Registrable Securities pursuant to said prospectus during the period commencing at the time at which McKinley gives the Buyers notice of the suspension of the use of said prospectus and ending at the time McKinley gives the Buyers notice that the Buyers may thereafter effect sales pursuant to said prospectus; provided, that such suspension periods shall in no event exceed 30 days in any 12 month period and that, in the good faith judgment of the McKinley Board of Directors, McKinley would, in the absence of such delay or suspension hereunder, be required under state or federal securities laws to disclose any corporate development, a potentially significant transaction or event involving McKinley, or any negotiations, discussions, or proposals directly relating thereto, in either case the disclosure of which would reasonably be expected to have a McKinley Material Adverse Effect.

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(bb) Termination of Registration Rights. The obligations of McKinley pursuant to Section 5(y) hereof (including Section 5(y)(ix)) shall cease and terminate, with respect to any Registrable Securities or Excluded Registrable Securities, upon such time as such Registrable Securities or Excluded Registrable Securities (i) may be freely sold pursuant to Rule 144 without volume limitations or any requirement for current public information or (ii) have been resold in a transaction pursuant to which all restrictive legends were removed from such securities.

(cc) Replenishment Shares Registration Rights. If, at the time McKinley is obligated to issue Replenishment Shares pursuant to Section 5(gg), there is no effective registration statement covering the resale of such Replenishment Shares, McKinley shall:

(i) file with the SEC a registration statement on Form S-1 or Form S-3 (or any successor form) under the 1933 Act (providing for shelf registration of such shares under Rule 415 promulgated under the 1933 Act) (such registration statement, including any preliminary prospectus, final prospectus, exhibit or amendment included in or relating to such registration statement being the “Replenishment Shares Registration Statement”) within thirty (30) days following the first issuance of Replenishment Shares pursuant to Section 5(gg) (the “Replenishment Shares Filing Deadline”), to register for resale a number of shares of Issuer Equity Interests equal to the sum of (A) all Replenishment Shares that have been issued as of the date of filing and (B) all Replenishment Shares that could be issued in the future pursuant to Section 5(gg), based on the assumption that all Subsequent Closing Shares then held by the Buyers were applied to satisfy issuances of Interest Payment Shares, Amortization Payment Shares, Event of Default Equity Shares or Conversion Consideration under the Notes in full (the “Replenishment Shares Registrable Amount”);

(ii) use its commercially reasonable efforts to cause the Replenishment Shares Registration Statement to be declared effective as soon as practicable and in any event within thirty (30) days of the filing thereof (or, in the event the staff of the SEC reviews and has written comments to the Replenishment Shares Registration Statement, within ninety (90) days of the filing thereof), such efforts to include, without limiting the generality of the foregoing, preparing and filing with the SEC any financial statements or other information that is required to be filed prior to the effectiveness of such Replenishment Shares Registration Statement;

(iii) not less than two (2) Trading Days prior to the filing of the Replenishment Shares Registration Statement or any related prospectus or any amendment or supplement thereto, furnish via e-mail to the Buyers copies of all such documents proposed to be filed, which documents (other than any document that is incorporated or deemed to be incorporated by reference therein) will be subject to the review of the Buyers, and McKinley shall reflect in each such document when so filed with the SEC such comments regarding the Buyers and the plan of distribution as the Buyers may reasonably and promptly propose no later than two (2) Trading Days after the Buyers have been so furnished with copies of such documents;

(iv) upon notification by the SEC that the Replenishment Shares Registration Statement will not be reviewed or is not subject to further review by the SEC, within one (1) Trading Day following the date of such notification request acceleration of the Replenishment Shares Registration Statement (with the requested effectiveness date to be not more than two (2) Trading Days later);

(v) upon notification by the SEC that the Replenishment Shares Registration Statement has been declared effective by the SEC, file the final prospectus under Rule 424 within the applicable time period prescribed by Rule 424;

(vi) advise the Buyers promptly (and in any event within two (2) Trading Days): (A) of the effectiveness of the Replenishment Shares Registration Statement or any post-effective amendments thereto; (B) of any request by the SEC for amendments to the Replenishment Shares Registration Statement or amendments to the prospectus or for additional information relating thereto; (C) of the issuance by the SEC of any stop order suspending the effectiveness of the Replenishment Shares Registration Statement under the 1933 Act or of the suspension by any state securities commission of the qualification of the Replenishment Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes; and (D) of the existence of any fact and the happening of any event that makes any statement of a material fact made in the Replenishment Shares Registration Statement, the prospectus or any amendment or supplement thereto, or any document incorporated by reference therein, untrue, or that requires the making of any additions to or changes in the Replenishment Shares Registration Statement or the prospectus in order to make the statements therein not misleading;

(vii) if the Replenishment Shares Registrable Amount increases after the Replenishment Shares Registration Statement becomes effective due to subsequent issuances of Replenishment Shares, (A) to the extent permitted by the rules and regulations of the SEC, register such additional Replenishment Shares under the existing Replenishment Shares Registration Statement by filing a prospectus supplement or post-effective amendment, as applicable, with the SEC, or (B) if such registration under the existing Replenishment Shares Registration Statement is not so permitted, file a new registration statement with the SEC within thirty (30) days following the date on which such additional Replenishment Shares were issued (or the date on which McKinley determines that registration under the existing Replenishment Shares Registration Statement is not permitted, if later) to register such additional Replenishment Shares for resale, and use its commercially reasonable efforts to cause such new registration statement to become effective in accordance with the timing requirements set forth in clause (ii) above;

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(viii) promptly prepare and file with the SEC such amendments and supplements to the Replenishment Shares Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Replenishment Shares Registration Statement continuously effective and free from any material misstatement or omission to state a material fact therein until the earlier of (A) the date on which all Replenishment Shares covered thereby have been resold or (B) the date on which all Replenishment Shares covered thereby may be freely sold pursuant to Rule 144 without volume limitations or any requirement for current public information;

(ix) furnish to the Buyers such number of copies of prospectuses in conformity with the requirements of the 1933 Act and such other documents as the Buyers may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Replenishment Shares by the Buyers;

(x) file such documents as may be required of McKinley for normal securities law clearance for the resale of the Replenishment Shares in such states of the United States as may be reasonably requested by the Buyers and use its commercially reasonable efforts to maintain such blue sky qualifications during the period McKinley is required to maintain effectiveness of the Replenishment Shares Registration Statement; provided, however, that McKinley shall not be required in connection with this clause (x) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

(xi) cause all Replenishment Shares to be listed on each securities exchange, if any, on which Issuer Equity Interests are then listed; and

(xii) bear all expenses in connection with the procedures in this Section 5(cc) and the registration of the Replenishment Shares on the Replenishment Shares Registration Statement, including, without limitation, all registration, filing and qualification fees, printing expenses, escrow fees, fees and disbursements of counsel for McKinley, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration.

The indemnification and contribution provisions of Section 5(z) shall apply mutatis mutandis to the Replenishment Shares Registration Statement and the Replenishment Shares registered thereunder, with all references therein to the “Registration Statement” being deemed to include the Replenishment Shares Registration Statement and all references to “Registrable Securities” being deemed to include the Replenishment Shares. The suspension provisions of Section 5(aa) shall apply to the Replenishment Shares Registration Statement and the Replenishment Shares registered thereunder. The obligations of McKinley pursuant to this Section 5(cc) shall cease and terminate, with respect to any Replenishment Shares, upon such time as such Replenishment Shares (A) have been resold in a transaction pursuant to which all restrictive legends were removed from such securities or (B) may be freely sold pursuant to Rule 144 without volume limitations or any requirement for current public information.

(dd) Warrant Shares Registration Rights. McKinley shall:

(i) file with the SEC a registration statement on Form S-1 or Form S-3 (or any successor form) under the 1933 Act (providing for shelf registration of such shares under Rule 415 promulgated under the 1933 Act) (such registration statement, including any preliminary prospectus, final prospectus, exhibit or amendment included in or relating to such registration statement being the “Warrant Shares Registration Statement”) within thirty (30) days following the Merger Effective Date (the “Warrant Shares Filing Deadline”), to register for resale the Warrant Shares;

(ii) use its commercially reasonable efforts to cause the Warrant Shares Registration Statement to be declared effective as soon as practicable and in any event within thirty (30) days of the filing thereof (or, in the event the staff of the SEC reviews and has written comments to the Warrant Shares Registration Statement, within ninety (90) days of the filing thereof), such efforts to include, without limiting the generality of the foregoing, preparing and filing with the SEC any financial statements or other information that is required to be filed prior to the effectiveness of such Warrant Shares Registration Statement;

(iii) not less than two (2) Trading Days prior to the filing of the Warrant Shares Registration Statement or any related prospectus or any amendment or supplement thereto, furnish via e-mail to the Buyers copies of all such documents proposed to be filed, which documents (other than any document that is incorporated or deemed to be incorporated by reference therein) will be subject to the review of the Buyers, and McKinley shall reflect in each such document when so filed with the SEC such comments regarding the Buyers and the plan of distribution as the Buyers may reasonably and promptly propose no later than two (2) Trading Days after the Buyers have been so furnished with copies of such documents;

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(iv) upon notification by the SEC that the Warrant Shares Registration Statement will not be reviewed or is not subject to further review by the SEC, within one (1) Trading Day following the date of such notification request acceleration of the Warrant Shares Registration Statement (with the requested effectiveness date to be not more than two (2) Trading Days later);

(v) upon notification by the SEC that the Warrant Shares Registration Statement has been declared effective by the SEC, file the final prospectus under Rule 424 within the applicable time period prescribed by Rule 424;

(vi) advise the Buyers promptly (and in any event within two (2) Trading Days): (A) of the effectiveness of the Warrant Shares Registration Statement or any post-effective amendments thereto; (B) of any request by the SEC for amendments to the Warrant Shares Registration Statement or amendments to the prospectus or for additional information relating thereto; (C) of the issuance by the SEC of any stop order suspending the effectiveness of the Warrant Shares Registration Statement under the 1933 Act or of the suspension by any state securities commission of the qualification of the Warrant Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes; and (D) of the existence of any fact and the happening of any event that makes any statement of a material fact made in the Warrant Shares Registration Statement, the prospectus or any amendment or supplement thereto, or any document incorporated by reference therein, untrue, or that requires the making of any additions to or changes in the Warrant Shares Registration Statement or the prospectus in order to make the statements therein not misleading;

(vii) promptly prepare and file with the SEC such amendments and supplements to the Warrant Shares Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Warrant Shares Registration Statement continuously effective and free from any material misstatement or omission to state a material fact therein until the earlier of (A) the date on which all Warrant Shares covered thereby have been resold or (B) the date on which all Warrant Shares covered thereby may be freely sold pursuant to Rule 144 without volume limitations or any requirement for current public information;

(viii) furnish to the Buyers such number of copies of prospectuses in conformity with the requirements of the 1933 Act and such other documents as the Buyers may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Warrant Shares by the Buyers;

(ix) file such documents as may be required of McKinley for normal securities law clearance for the resale of the Warrant Shares in such states of the United States as may be reasonably requested by the Buyers and use its commercially reasonable efforts to maintain such blue sky qualifications during the period McKinley is required to maintain effectiveness of the Warrant Shares Registration Statement; provided, however, that McKinley shall not be required in connection with this clause (x) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

(x) cause all Warrant Shares to be listed on each securities exchange, if any, on which Issuer Equity Interests are then listed; and

(xi) bear all expenses in connection with the procedures in this Section 5(dd) and the registration of the Warrant Shares on the Warrant Shares Registration Statement, including, without limitation, all registration, filing and qualification fees, printing expenses, escrow fees, fees and disbursements of counsel for McKinley, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration.

The indemnification and contribution provisions of Section 5(z) shall apply mutatis mutandis to the Warrant Shares Registration Statement and the Warrant Shares registered thereunder, with all references therein to the “Registration Statement” being deemed to include the Warrant Shares Registration Statement and all references to “Registrable Securities” being deemed to include the Warrant Shares. The suspension provisions of Section 5(aa) shall apply to the Warrant Shares Registration Statement and the Warrant Shares registered thereunder. The obligations of McKinley pursuant to this Section 5(dd) shall cease and terminate, with respect to any Warrant Shares, upon such time as such Warrant Shares (A) have been resold in a transaction pursuant to which all restrictive legends were removed from such securities or (B) may be freely sold pursuant to Rule 144 without volume limitations or any requirement for current public information.

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(ee) Not an Underwriter. Neither Space-Eyes, McKinley nor any Subsidiary or affiliate thereof shall identify any Buyer as being an underwriter or potentially being an "underwriter" in any disclosure to, or filing with, the SEC, Nasdaq or any other Eligible Market. No Buyer shall be required to agree or admit that it is, or may be, acting as an "underwriter" in connection with the transactions contemplated hereby or agree to be named as an underwriter or as potentially being an underwriter in any public disclosure or filing with the SEC, Nasdaq or any other Eligible Market, nor shall any Buyer be required to make any representations to, or undertake any obligations to, the SEC in connection with any registration statement filed by Space-Eyes or McKinley. Any Buyer being deemed an underwriter, or potentially to be an underwriter, by the SEC shall not relieve Space-Eyes or McKinley of any obligations it has under this Agreement or any other Transaction Document.

(ff) Return of Subsequent Closing Shares. Each Buyer hereby covenants and agrees that, on the Maturity Date (as defined in such Buyer’s Notes), after giving effect to all deductions of Subsequent Closing Shares from such Buyer’s Subsequent Closing Share Balance and all additions of Replenishment Shares to such Buyer’s Subsequent Closing Share Balance made pursuant to the terms of this Agreement and such Buyer’s Notes prior to or on the Maturity Date, such Buyer shall deliver, or cause to be delivered, to Space-Eyes (or, following the Merger Effective Date, to McKinley) all Subsequent Closing Shares (including any Replenishment Shares) then remaining in such Buyer’s Subsequent Closing Share Balance (the “Remaining Subsequent Closing Shares”) free and clear of any Liens on such Remaining Subsequent Closing Shares. The delivery of the Remaining Subsequent Closing Shares shall be effected by such Buyer instructing the Transfer Agent or the applicable depository or custodian to transfer such Remaining Subsequent Closing Shares to Space-Eyes or McKinley, as applicable (or its designee), by book-entry transfer, or by such other means as Space-Eyes or McKinley, as applicable, and such Buyer may mutually agree, in each case on or before the close of business on the Maturity Date (or, if the Maturity Date is not a Business Day, on the next succeeding Business Day). For the avoidance of doubt, the obligation of each Buyer to deliver the Remaining Subsequent Closing Shares pursuant to this Section 5(ff) shall survive each Closing and shall be binding upon each Buyer and its successors and assigns, and neither Space-Eyes nor McKinley shall have any obligation to pay any consideration to such Buyer in respect of the return of the Remaining Subsequent Closing Shares.

(gg) Replenishment of Subsequent Closing Shares.

(i) If any Buyer’s Subsequent Closing Share Balance pursuant to Section 1(e)(i) is reduced (such Buyer, a “Reduced Buyer” and such event, a “Reduction Event”), McKinley shall, at the request of any Buyer:

(A) allocate a number of shares of McKinley’s common stock equal to the number of shares of McKinley’s common stock by which such Reduction Buyer’s Subsequent Closing Share Balance was reduced in connection with the related Reduction Event (such shares of McKinley’s common stock, the “Initial Replenishment Shares”);

(B) calculate the aggregate number of shares of McKinley’s common stock (the “Aggregate Pro Rata Replenishment Shares”) to be issued to the Buyers such that, immediately following such issuance and after giving effect to the allocation of any Initial Replenishment Shares to the Reduction Buyer pursuant to Section 5(gg)(i)(A), the sum of all Buyers’ Subsequent Closing Share Balances shall equal 9.9% of the number of shares of McKinley’s common stock outstanding immediately after giving effect to the issuance of the Aggregate Pro Rata Replenishment Shares (the “Initial Replenishment Calculation”);

(C) allocate to each Buyer holding outstanding Notes a number of shares of McKinley’s common stock equal to such Buyer’s Pro Rata Portion of the Aggregate Pro Rata Replenishment Shares (determined as of the date of such Replenishment Event) (such shares of McKinley’s common stock with respect to each Buyer, the “Pro Rata Replenishment Shares”);

(D) on the first Trading Day following any Replenishment Event, issue and deliver to each applicable Buyer (or cause the Transfer Agent to credit to such Buyer’s account at DTC through its DWAC system) the sum of (i) such Buyer’s Initial Replenishment Shares (if any) and (ii) such Buyer’s Pro Rata Replenishment Shares; and

(E) immediately thereafter, provide written notice to each Buyer of the Initial Replenishment Calculation methodology and the number of Initial Replenishment Shares and Pro Rata Replenishment Shares issued to such Buyer.

(ii) On the first Trading Day following any Outstanding Share Increase Date, McKinley shall issue and deliver to each Buyer (or cause the Transfer Agent to credit to such Buyer’s account at DTC through its DWAC system), a number of shares of McKinley’s common stock (such shares, the “True-up Shares” and, together with the Initial Replenishment Shares and the Pro Rata Replenishment Shares, the “Replenishment Shares”) equal to such Buyer’s Pro Rata Portion of the Aggregate True-up Amount. For the purposes hereof (A) “Outstanding Share Increase Date” shall mean any date on which the number of outstanding shares of McKinley’s common stock increases such that the sum of all Buyers’ Subsequent Closing Share Balances is less than 9.9% of the number of shares of McKinley’s common stock outstanding as of such date and (B) “Aggregate True-up Amount” shall mean, as of any Outstanding Share Increase Date, a number of shares of McKinley’s common stock equal to 9.9% of the number of shares of McKinley’s common stock outstanding as of such Outstanding Share Increase Date less the sum of all Buyers’ Subsequent Closing Share Balances as of such Outstanding Share Increase Date.

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(iii) Upon issuance of any Replenishment Shares to a Buyer, such Buyer’s Subsequent Closing Share Balance shall be increased by the number of Replenishment Shares received by such Buyer. For the avoidance of doubt, Replenishment Shares issued pursuant to this Section 5(gg) shall constitute “Subsequent Closing Shares” for all purposes under this Agreement and the Transaction Documents (including, without limitation, for purposes of registration rights under Section 5(z), the share reserve under Section 5(x), legends under Section 6(c), removal of legends under Section 6(d), and the return of Remaining Subsequent Closing Shares under Section 5(ff)).

(iv) If, on any date, the number of outstanding shares of McKinley’s common stock decreases such that the sum of all Buyers’ Subsequent Closing Share Balances would exceed 9.9% of the number of shares of McKinley’s common stock outstanding as of such date (such date, an “Outstanding Share Decrease Date”), then a number of shares of McKinley’s common stock equal to each Buyer’s Pro Rata Portion of the Aggregate Abeyance Amount shall automatically, without any action required by such Buyer or McKinley, be deemed to be held in abeyance for the benefit of each such Buyer (such shares with respect to each Buyer, the “Abeyance Shares”). The “Aggregate Abeyance Amount” means, as of any Outstanding Share Decrease Date, a number of shares of McKinley’s common stock equal to the sum of all Buyers’ Subsequent Closing Share Balances as of such Outstanding Share Decrease Date (determined immediately prior to giving effect to this Section 5(gg)(iv)) less 9.9% of the number of shares of McKinley’s common stock outstanding as of such Outstanding Share Decrease Date. For the avoidance of doubt, any Abeyance Shares shall not be treated as issued, outstanding or held by the applicable Buyer for purposes of calculating such Buyer’s Subsequent Closing Share Balance or determining whether the sum of all Buyers’ Subsequent Closing Share Balances exceeds 9.9% of the number of shares of McKinley’s common stock outstanding. Abeyance Shares shall be released from abeyance and delivered to the applicable Buyer (or credited to such Buyer’s account at DTC through its DWAC system) incrementally, as and when doing so would not cause the sum of all Buyers’ Subsequent Closing Share Balances to exceed 9.9% of the number of shares of McKinley’s common stock outstanding, with such releases occurring automatically on the first Trading Day following any date on which the number of outstanding shares of McKinley’s common stock increases such that the sum of all Buyers’ Subsequent Closing Share Balances (after giving effect to the release of such Abeyance Shares) would not exceed 9.9% of the number of shares of McKinley’s common stock outstanding as of such date. Upon any such release from abeyance, each Buyer’s Subsequent Closing Share Balance shall be increased by the number of Abeyance Shares released to such Buyer, and such released shares shall be treated for all purposes under this Agreement and the Transaction Documents as if there had been no such limitation.

(v) For purposes of this Section 5(gg), the number of shares of McKinley’s common stock outstanding shall be determined in the same manner as the number of Issuer Equity Interests outstanding is determined for purposes of the beneficial ownership limitation set forth in Section 7(I) of the Notes (as such section may be amended, modified or supplemented from time to time).

(hh) Right to Participate. Until the date that is 12 months after such date as no Notes remain outstanding, neither Space-Eyes nor McKinley will, directly or indirectly, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition of) any of its or any Subsidiaries’ debt, equity, equity-linked or equity equivalent securities or securities convertible into or exercisable for equity, including without limitation any debt, preferred stock or other security (any such offer, sale, grant, disposition or announcement being referred to as a “Subsequent Placement”), unless Space-Eyes or McKinley, as applicable, shall have first complied with this Section 5(hh).

(i) Space-Eyes or McKinley, as applicable, shall deliver to each Buyer an irrevocable written notice (the “Offer Notice”) of any proposed or intended issuance or sale or exchange (the “Offer”) of the securities or financing opportunity being offered (the “Offered Securities”) in a Subsequent Placement, which Offer Notice shall (v) include any offering documents and definitive documentation in connection with such Offer, (w) identify and describe the Offered Securities, (x) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (y) identify the persons or entities to which or with which the Offered Securities are to be offered, issued, sold or exchanged and (z) offer to issue and sell to or exchange with such Buyers up to the Applicable Percentage (as defined below) of the Offered Securities, allocated among such Buyers based on such Buyer’s pro rata portion of the aggregate Principal Amount (as defined in the Notes) then-outstanding (the “Basic Amount”). The terms and conditions upon which any Offer of the Offered Securities pursuant to any Offer Notice shall be identical for each Buyer. For the avoidance of doubt, each Buyer hereby acknowledges that any Offer Notice may constitute or contain material, non-public information, and each Buyer hereby consents to the receipt of any Offer Notice and any material, non-public information that may be included in an Offer Notice. If a Buyer notifies Space-Eyes or McKinley, as applicable, that it does not consent to the receipt of an Offer Notice and any material, non-public information that may be included in an Offer Notice, then such Buyer shall be deemed to have waived its right to participate in such Subsequent Placement, and Space-Eyes or McKinley, as applicable, shall be deemed to have complied with this Section 5(hh). “Applicable Percentage” means thirty percent (30%).

(ii) To accept an Offer, in whole or in part, such Buyer must deliver a written notice to Space-Eyes or McKinley, as applicable, prior to the end of the second (2nd) Trading Day (as defined in the Notes) after such Buyer’s receipt of the Offer Notice (the “Offer Period”), setting forth the portion of such Buyer’s Basic Amount that such Buyer, or an affiliate of such Buyer that it designates, elects to purchase and, if such Buyer or its designee shall elect to purchase all of its Basic Amount, the amount, if any, of the other Buyers’ allocations that such Buyer is offering to purchase in the event that such other Buyers do not elect to purchase their full Basic Amounts (in either case, the “Notice of Acceptance”). Notwithstanding anything to the contrary contained herein, if Space-Eyes or McKinley, as applicable, desires to modify or amend the terms and conditions of the Offer prior to the expiration of the Offer Period, Space-Eyes or McKinley, as applicable, may deliver to the Buyers a new Offer Notice and the Offer Period shall expire at the end of the second (2nd) Trading Day following such Buyer’s receipt of such new Offer Notice.

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(iii) Space-Eyes or McKinley, as applicable, shall have five (5) Business Days from the expiration of the Offer Period to offer, issue, sell or exchange all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the Buyers (the “Refused Securities”) pursuant to a definitive agreement (the “Subsequent Placement Agreement”), but only to the offerees described in the Offer Notice (if so described therein) and only upon terms and conditions (including, without limitation, prices and interest rates) that are not more favorable to the acquiring Person or Persons or less favorable to Space-Eyes or McKinley, as applicable, than those set forth in the Offer Notice and, to the extent the Offer occurs on or after the Merger Effective Date, to publicly announce (a) the execution of such Subsequent Placement Agreement and (b) either (x) the consummation of the transactions contemplated by such Subsequent Placement Agreement or (y) the termination of such Subsequent Placement Agreement, which shall, if Space-Eyes or McKinley, as applicable, is McKinley, be filed with the SEC on a Current Report on Form 8-K with such Subsequent Placement Agreement and any documents contemplated therein filed as exhibits thereto.

(iv) In the event Space-Eyes or McKinley, as applicable, shall propose to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in Section 5(hh)(iii) above), then each Buyer may, at its sole option and in its sole discretion, reduce the number or amount of the Offered Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the Offered Securities that such Buyer or its designee elected to purchase pursuant to Section 5(hh)(ii) above multiplied by a fraction, (x) the numerator of which shall be the number or amount of Offered Securities Space-Eyes or McKinley, as applicable, actually proposes to issue, sell or exchange (including Offered Securities to be issued or sold to Buyers or their designees pursuant to Section 5(hh)(iii) above prior to such reduction, but giving effect to the Refused Securities that Space-Eyes or McKinley, as applicable, has determined not to issue, sell or exchange) and (y) the denominator of which shall be the original number or amount of the Offered Securities. In the event that any Buyer so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, Space-Eyes or McKinley, as applicable, may not issue, sell or exchange more than the reduced number or amount of the Offered Securities unless and until such securities or financing opportunity have again been offered to the Buyers in accordance with Section 5(hh)(i) above.

(v) Upon the closing of the issuance, sale or exchange of all or less than all of the Refused Securities, the Buyers or their designees shall acquire from Space-Eyes or McKinley, as applicable, and Space-Eyes or McKinley, as applicable, shall issue to the Buyers, the number or amount of Offered Securities specified in the Notices of Acceptance, as reduced pursuant to Section 5(hh)(iv) above if the Buyers have so elected, upon the terms and conditions specified in the Offer. Notwithstanding anything to the contrary contained in this Agreement, if Space-Eyes or McKinley, as applicable, does not consummate the closing of the issuance, sale or exchange of all or less than all of the Refused Securities, within five (5) Business Days of the expiration of the Offer Period, Space-Eyes or McKinley, as applicable, shall issue to the Buyers or their designees, the number or amount of Offered Securities specified in the Notice of Acceptance, as reduced pursuant to Section 5(hh)(iv) above if the Buyers have so elected, upon the terms and conditions specified in the Offer. The purchase by the Buyers of any Offered Securities is subject in all cases to the preparation, execution and delivery by Space-Eyes or McKinley, as applicable, and the Buyers of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to the Buyers and their respective counsel.

(vi) Any Offered Securities not acquired by the Buyers or other persons in accordance with Section 5(hh)(iii) above may not be issued, sold or exchanged until they are again offered to the Buyers under the procedures specified in this Section 5(hh).

(vii) Space-Eyes or McKinley, as applicable, and the Buyers agree that if any Buyer elects to participate in the Offer, (x) neither the Subsequent Placement Agreement with respect to such Offer nor any other transaction documents related thereto shall include any term or provisions whereby any Buyer shall be required to agree to any restrictions in trading as to any securities of the Issuer owned by such Buyer prior to such Subsequent Placement and (y) the Buyers or their designees shall be entitled to the same registration rights provided to other investors in the Subsequent Placement. Furthermore, no Subsequent Placement Agreement shall include any term or provisions more restrictive to the investors than those contained in the Transaction Documents. In addition, to the extent that the Offer occurs after the Merger Effective Date, Space-Eyes or McKinley, as applicable, and each Buyer agree that, in connection with a Subsequent Placement, the transaction documents related to the Subsequent Placement shall include a requirement for Space-Eyes or McKinley, as applicable, to issue a widely disseminated press release by 9:30 a.m. (New York City time) on the Trading Day of execution of the transaction documents in such Subsequent Placement (or, if the date of execution is not a Trading Day, or if the time of execution is after 4:00 p.m. (New York City time) on a Trading Day, on the immediately following Trading Day) that discloses the material terms of the transactions contemplated by the transaction documents in such Subsequent Placement.

(viii) To the extent the Offer occurs after the Merger Effective Date, notwithstanding anything to the contrary in this Section 5(hh) and unless otherwise agreed to by the Buyers, Space-Eyes or McKinley, as applicable, shall either confirm in writing to the Buyers that the transaction with respect to the Subsequent Placement has been abandoned or shall publicly disclose its intention to issue the Offered Securities, in either case in such a manner such that such Buyer will not be in possession of any material, non-public information, by the second (2nd) Trading Day following the date of delivery of the Offer Notice. If by such second (2nd) Trading Day no public disclosure regarding a transaction with respect to the Offered Securities has been made, and no notice regarding the abandonment of such transaction has been received by the Buyers, such transaction shall be deemed to have been abandoned and the Buyers shall not be deemed to be in possession of any material, nonpublic information with respect to Space-Eyes or McKinley, as applicable. Should Space-Eyes or McKinley, as applicable, decide to pursue such transaction with respect to the Offered Securities, Space-Eyes or McKinley, as applicable, shall provide each Buyer with another Offer Notice and each Buyer will again have the right of participation set forth in this Section 5(hh). Space-Eyes or McKinley, as applicable, shall not be permitted to deliver to the Buyers, in any 30-day period, more than one such Offer Notice, other than the Offer Notices contemplated by the last sentence of Section 5(hh)(ii) of this Agreement.

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(ix) The restrictions contained in this Section 5(hh) shall not apply in connection with any of the following: (w) Options, Space-Eyes Convertible Securities or McKinley Convertible Securities (together with the Space-Eyes Convertible Securities, the “Convertible Securities”) issued under any Approved Stock Plan, (x) the issuance of Issuer Equity Interests upon the exercise of Options or warrants, the settlement or vesting of restricted stock units, stock appreciation rights or restricted stock awards (including shares of Issuer Equity Interests withheld by Space-Eyes or McKinley, as applicable, for the purpose of paying on behalf of the holder thereof the exercise price of stock options or for paying taxes due as a result of such exercise or lapse of forfeiture restrictions), or the conversion of outstanding Convertible Securities which are outstanding on the Initial Closing Date or granted pursuant to an Approved Stock Plan after the Initial Closing Date (y) the issuance of Spaceport Bonds (as defined in the Notes) issued by the Company to finance qualified spaceport facilities of the applicable Project Financing Subsidiary (as defined in the Notes) or (z) Issuer Equity Interests issued pursuant to an Exempt Issuance (as defined in the Notes); provided, that, in the case of (x), such issuance of Offered Shares upon exercise of such Options or Convertible Securities is made pursuant to the terms of either: (I) such Approved Stock Plan or (II) such Options or Convertible Securities in effect on the Initial Closing Date and, in the case of (II), such Options or Convertible Securities are not amended, modified or changed on or after the Initial Closing Date to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities.

(x) Notwithstanding anything to the contrary pursuant to a Buyer’s (and its affiliates (as defined in Rule 405 of the 1933 Act) rights to its Basic Amount of the Offered Securities pursuant to this Section 5(hh), if the Issuer Equity Interests issuable to a Buyer (and its affiliates) pursuant to any proposed Subsequent Placement, when aggregated with all other Issuer Equity Interests beneficially owned by such Buyer (and its affiliates) at such time of such Subsequent Placement would result in such Buyer (and its affiliates) beneficially owning (as determined in accordance with Section 13(d) of the 1934 Act) in excess of 9.99% (or, at the election of the Buyer, 4.99%) of the then issued and outstanding Issuer Equity Interests outstanding at the closing of the Subsequent Placement (the “Beneficial Ownership Maximum”), then in lieu of receiving Issuer Equity Interests in a Subsequent Placement that would result in such Buyer (and its affiliates) exceeding the Beneficial Ownership Maximum, such Buyer (and its affiliates) shall receive Space-Eyes Equity Equivalents or McKinley Equity Equivalents, as applicable (such as pre-funded common stock purchase warrants) with a beneficial ownership blocker in the form of Section 7(I) of the Notes, mutatis mutandis, in order for such Buyer (and its affiliates) to maintain a beneficial ownership at or below the Beneficial Ownership Maximum. “Space-Eyes Equity Equivalents” means any securities, options, warrants, or other rights that are convertible into, or exercisable or exchangeable for, Space-Eyes’ equity interests. “McKinley Equity Equivalents” means any securities, options, warrants, or other rights that are convertible into, or exercisable or exchangeable for, Issuer Equity Interests. This includes, without limitation, convertible debt instruments, convertible preferred stock, and any other rights or agreements that may result in the issuance of Space-Eyes’ equity interests or Issuer Equity Interests, as applicable, whether or not such securities are currently convertible, exercisable, or exchangeable.

(ii) Business Combination Agreement. Each of Space-Eyes and McKinley hereby agrees that (i) the Merger Effective Date is expected to occur, and each of Space-Eyes and McKinley shall use their best efforts to consummate the transactions set forth in the Business Combination Agreement, on or before the nine (9) month anniversary of the Initial Closing and (ii) the Merger shall be governed by the Business Combination Agreement, without any amendment, supplement or modification not otherwise consented to by the Required Holders, which consent may not be unreasonably withheld, conditioned or delayed.

(jj) Optional Increase of Initial Purchased Notes.

(i) At any time prior to the consummation of the transactions contemplated by the Business Combination Agreement, Space-Eyes, McKinley and the Required Holders may mutually agree (each in their sole discretion) in writing to increase the aggregate principal amount of the Initial Purchased Notes (any such increase, an “Initial Notes Increase”). Any such agreement shall specify the amount of such Initial Notes Increase and the allocation of such Initial Notes Increase among the Buyers.

(ii) The effectiveness of any Initial Notes Increase shall be subject to the satisfaction (or waiver by the applicable party or parties entitled to waive such condition) of conditions precedent substantially equivalent to those set forth in Section 7 and Section 8(A), mutatis mutandis, as if the closing of such Initial Notes Increase were a separate Closing for purposes of such conditions. Without limiting the generality of the foregoing, (i) each Buyer participating in such Initial Notes Increase shall have executed and delivered to Space-Eyes such additional Transaction Documents as may be reasonably required in connection therewith, (ii) the representations and warranties of the parties shall be true and correct as of the date of such Initial Notes Increase (except for such representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and (iii) Space-Eyes and McKinley shall have delivered to each participating Buyer such certificates, opinions, and other documents as are substantially equivalent to those required to be delivered pursuant to Section 8(A) with respect to the Initial Closing.

(iii) Upon the satisfaction (or waiver) of the conditions set forth in this Section 5(jj)(ii), Space-Eyes shall issue and sell to each participating Buyer, and each such Buyer shall purchase from Space-Eyes, additional Initial Purchased Notes in the aggregate principal amount allocated to such Buyer pursuant to the agreement described in Section 5(jj)(i), at a purchase price equal to the product of (x) such additional aggregate principal amount and (y) a fraction, the numerator of which is the Initial Notes Purchase Price applicable to such Buyer’s Initial Purchased Notes purchased at the Initial Closing and the denominator of which is the aggregate principal amount of such Buyer’s Initial Purchased Notes purchased at the Initial Closing. The Schedule of Buyers shall be deemed amended to reflect any such Initial Notes Increase, and all references herein to the “Initial Purchased Notes” shall include any additional Notes issued pursuant to this Section 5(jj).

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(kk) Lock-Up Agreements. Neither Space-Eyes nor McKinley shall amend, modify, waive or terminate any provision of any of the Lock-Up Agreements (or the Registration Rights and Lock-Up Agreement, as defined in the Business Combination Agreement, as applicable) and each shall enforce the provisions of each Lock-Up Agreement (or the Registration Rights and Lock-Up Agreement, as applicable) in accordance with its terms. If any party to a Lock-Up Agreement (or the Registration Rights and Lock-Up Agreement, as applicable) breaches any provision of a Lock-Up Agreement, Space-Eyes or McKinley, as applicable, shall promptly use its best efforts to seek specific performance of the terms thereof. In addition, neither Space-Eyes nor McKinley shall consent to any actions under the Lock-Up Agreements (or the Registration Rights and Lock-Up Agreement, as applicable) that would require the consent of Space-Eyes or McKinley, as applicable.

6.	REGISTER; TRANSFER AGENT INSTRUCTIONS.

(a) Register.  The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of Securities or Replenishment Shares), a register for registration of the Securities and the Replenishment Shares in which the Company shall record the name and address of the Person in whose name the Notes, Warrants, Subsequent Closing Shares and Replenishment Shares have been issued (including the name and address of each transferee), the aggregate amount of the Notes, Warrants, Subsequent Closing Shares and Replenishment Shares held by such Person and the number of the Underlying Shares issuable pursuant to the terms of the Notes and the Warrants held by such Person.  Space-Eyes shall keep such register open and available at all times during business hours for inspection of any Buyer or its legal representatives. This provision shall be construed such that the Securities, the Notes, the Warrants, the Subsequent Closing Shares and the Replenishment Shares are at all times maintained in “registered form” within the meanings of Sections 163(f), 871(h)(2) and 881(c)(2) of the Code and any Treasury Regulations promulgated thereunder.

(b) Transfer Agent Instructions.  Upon the completion of the Merger, McKinley shall issue irrevocable instructions to its transfer agent and any subsequent transfer agent (as applicable) (the “Transfer Agent”) in a form acceptable to each of the Buyers (the “Irrevocable Transfer Agent Instructions”) to credit shares to each such Buyer’s (or its designee’s) account at DTC through its Deposit/Withdrawal At Custodian (“DWAC”) System, provided that the Transfer Agent is participating in the DTC Fast Automated Securities Transfer Program (“FAST”) and the shares are then eligible for transfer through the DWAC System, or, if the Transfer Agent is not participating in FAST or if the shares are not then eligible for transfer through the DWAC system, issue and dispatch by overnight courier to the address as specified in (x) the conversion notice of the Notes, (y) the exercise notice of the Warrants or (z) the notice that McKinley is electing to issue Issuer Equity Interests pursuant to the terms of the Notes or the Warrants or that the Buyers are electing to receive Issuer Equity Interests pursuant to the Notes or the Warrants, a certificate, registered in the name of such Buyer or its designee, for the applicable number of Underlying Shares to which the Buyer is entitled, for the applicable Underlying Shares in such amounts as specified from time to time by McKinley or the Buyers, as the case may be, pursuant to the terms of the Notes or the Warrants. The Irrevocable Transfer Agent Instructions shall also authorize and direct the Transfer Agent to issue and deliver Replenishment Shares in accordance with Section 5(gg). No instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 6(b) will be given by McKinley to the Transfer Agent with respect to the Underlying Shares and Replenishment Shares, and the Underlying Shares and Replenishment Shares shall otherwise be freely transferable on the books and records of McKinley, as applicable, to the extent provided in this Agreement and the other Transaction Documents. If a Buyer effects a sale, assignment or transfer of the Underlying Shares or Replenishment Shares in accordance with Section 2(h), McKinley shall permit the transfer and shall promptly instruct the Transfer Agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by such Buyer to effect such sale, transfer or assignment. In the event that such sale, assignment or transfer involves Underlying Shares or Replenishment Shares sold, assigned or transferred pursuant to an effective registration statement or in compliance with Rule 144, the Transfer Agent shall issue such Underlying Shares or Replenishment Shares to such Buyer, assignee or transferee (as the case may be) without any restrictive legend in accordance with Section 6(d). McKinley and Space-Eyes each acknowledges that a breach by Space-Eyes or McKinley of their obligations hereunder will cause irreparable harm to a Buyer. Accordingly, McKinley and Space-Eyes each acknowledges that the remedy at law for a breach of their obligations under this Section 6(b) will be inadequate and agrees, in the event of a breach or threatened breach by McKinley or Space-Eyes of the provisions of this Section 6(b), that a Buyer shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required. Any fees (with respect to the Transfer Agent, counsel to McKinley or Space-Eyes or otherwise) associated with the removal of any legends on any of the Securities shall be borne by McKinley or Space-Eyes (as applicable).

(c) Legends.  Each Buyer understands that the Space-Eyes Securities have been issued (or may be issued in the case of the Underlying Shares) pursuant to an exemption from registration or qualification under the 1933 Act and applicable state securities laws, and except as set forth herein, the Space-Eyes Securities shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates in violation of the applicable legend):

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Space-Eyes Note Legend

THE ISSUANCE AND SALE OF NEITHER THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES THAT MAY BE ISSUABLE PURSUANT TO THIS NOTE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS. UNTIL THE DATE THAT IS ONE (1) YEAR AFTER THE ISSUE DATE (AS DEFINED ON THE REVERSE OF THIS NOTE), THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION AND PROSPECTUS-DELIVERY REQUIREMENTS OF THE SECURITIES ACT.

Space-Eyes Note Shares Legend

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

Space-Eyes Warrant Legend

THE ISSUANCE AND SALE OF NEITHER THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES THAT MAY BE ISSUABLE PURSUANT TO THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS. UNTIL THE DATE THAT IS ONE (1) YEAR AFTER THE ISSUE DATE (AS DEFINED IN THIS WARRANT), THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION AND PROSPECTUS-DELIVERY REQUIREMENTS OF THE SECURITIES ACT.

Space-Eyes Warrant Shares Legend

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

Space-Eyes Subsequent Closing Shares Legend

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

For the avoidance of doubt, the Company shall use its commercially reasonable efforts to cause the McKinley Notes (and the Underlying Shares issuable pursuant thereto), McKinley Warrants (and the Underlying Shares issuable pursuant thereto), McKinley Subsequent Closing Shares, and the Replenishment Shares to be Freely Tradeable and not to bear any legends.

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(d) Removal of Legends.  Certificates evidencing Space-Eyes Securities (which, for the purposes of this Section 6(d), shall be deemed to include the Excluded Registrable Securities) shall not be required to contain the legend set forth in Section 6(c) or any other legend (i) while a registration statement covering the resale of such Space-Eyes Securities is effective under the 1933 Act, (ii) following any sale of such Space-Eyes Securities pursuant to Rule 144 (assuming the transferor is not an affiliate of the Company), provided that a Buyer furnishes the Company with reasonable assurances that such Space-Eyes Securities are eligible for sale, assignment or transfer under Rule 144, which shall not include an opinion of Buyer’s counsel, (iii) if such Space-Eyes Securities are eligible to be sold, assigned or transferred under Rule 144 free of the current public information reporting requirement contained in Rule 144(c)(1), (iv) in connection with a sale, assignment or other transfer (other than under Rule 144), provided that such Buyer provides the Company with an opinion of counsel to such Buyer, in a generally acceptable form, to the effect that such sale, assignment or transfer of the Space-Eyes Securities may be made without registration under the applicable provisions of the 1933 Act or (v) if such legend is not required under applicable requirements of the 1933 Act (including, without limitation, controlling judicial interpretations and pronouncements issued by the SEC). If a legend is not required pursuant to the foregoing, the Company shall no later than one (1) Business Day (or such earlier date as required pursuant to the 1934 Act or other applicable law, rule or regulation for the settlement of a trade initiated on the date such Buyer delivers such legended certificate representing such Space-Eyes Securities to the Company) following the delivery by a Buyer to the Company or the Transfer Agent (with notice to the Company as applicable), as applicable, of a legended certificate representing such Space-Eyes Securities (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer, if applicable), together with any other deliveries from such Buyer as may be reasonably required above in this Section 6(d) (such date, the “Legend Removal Date”), as directed by such Buyer, either: (A) with respect to the Underlying Shares, Subsequent Closing Shares and Replenishment Shares, provided that the Transfer Agent is participating in FAST, credit the applicable number of Issuer Equity Interests to which such Buyer shall be entitled to such Buyer’s or its designee’s balance account with DTC through its DWAC system or (B) with respect to the Underlying Shares, Subsequent Closing Shares and Replenishment Shares, if the Transfer Agent is not participating in FAST, issue and deliver (via reputable overnight courier) to such Buyer, a certificate representing such Issuer Equity Interests that is free from all restrictive and other legends, registered in the name of such Buyer or its designee. The Company shall be responsible for any transfer agent fees or DTC fees with respect to any issuance of Space-Eyes Securities or the removal of any legends with respect to such Space-Eyes Securities in accordance herewith and the Buyer shall not be required to deliver or cause to be delivered a legal opinion in connection with a sale of such Space-Eyes Securities pursuant to Rule 144. In addition, from and after the date that is twelve (12) months following the filing of the Current Report on Form 8-K filed in connection with the consummation of the Merger, with respect to the Note Shares and Warrant Shares, the Company shall, if the Buyer has provided a customary representation letter which includes a written confirmation that the Buyer is not an affiliate of the Company, deliver to such Buyer an opinion of counsel to the Company, at the Company’s expense and in a form reasonably acceptable to such Buyer, that a sale of such Note Shares or Warrant Shares may be made in accordance with the terms of Rule 144. Notwithstanding the foregoing, from and after the date that is twelve (12) months following (x) the date hereof with respect to the Initial Purchased Notes and (y) the Subsequent Closing Date with respect to the Subsequently Purchased Notes and the Purchased Warrants, at the request of any Buyer, the Company shall, if Space-Eyes is then in compliance with Section 5(d) hereof, and if the Buyer has provided a customary representation letter which includes a written confirmation that the Buyer is not an affiliate of the Company, deliver to the Company’s transfer agent an opinion of counsel to the Company, at the Company’s expense and in a form reasonably acceptable to such Buyer, that a sale of the applicable Securities may be made in accordance with the terms of Rule 144.

(e) If McKinley or the Transfer Agent, as applicable, fails to deliver the applicable securities to a Buyer or an applicable assignee or transferee (as the case may be) without any restrictive legend in accordance with Section 2(h), Section 6(b) or Section 6(d), as applicable, then in addition to such Buyer’s other available remedies hereunder, McKinley shall pay to such Buyer, in cash, (1) as partial liquidated damages and not as a penalty, for each $1,000 of the Underlying Shares, Subsequent Closing Shares or Replenishment Shares, as applicable (based on the Daily VWAP (as defined in the Notes) on the date that the Buyer delivered notice of its entitlement to such securities) for which McKinley or the Transfer Agent, as applicable, fails to deliver the applicable securities without any restrictive legend an amount equal to $10 per Trading Day (as defined in the Notes), increasing to $20 per Trading Day on the fifth (5th) Trading Day after such damages have begun to accrue, for each Trading Day after the applicable Required Delivery Date (as defined below) until such undelivered securities are delivered without a legend; and (2) if McKinley is obligated to deliver securities without restrictive legends pursuant to Section 6(b), Section 6(c) or Section 6(d), as applicable, but fails to (a) issue and deliver (or cause to be delivered) the applicable securities to a Buyer by the applicable Required Delivery Date that are free from all restrictive and other legends and (b) if after the applicable Required Delivery Date a Buyer purchases (in an open market transaction or otherwise) securities to deliver in settlement of a sale by the Buyer of all or any portion of the unlegended securities to which such Buyer was entitled to receive, or a sale of an amount of securities equal to all or any portion of the amount of unlegended securities that the Buyer anticipated receiving from McKinley without any restrictive legend, then an amount equal to the excess of the Buyer’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the securities so purchased (including brokerage commissions and other out-of-pocket expenses, if any) over the product of (A) such number of unlegended securities that McKinley was required to deliver to the Buyer by the applicable Required Delivery Date multiplied by (B) the price at which the sell order giving rise to such purchase obligation was executed. “Required Delivery Date” means, with respect to any securities required to be delivered to a Buyer, (x) in the case of Space-Eyes Securities, the Legend Removal Date, and (y) in the case of McKinley Notes (and the Underlying Shares issuable pursuant thereto), the McKinley Warrants (and the Underlying Shares issuable pursuant thereto), the McKinley Subsequent Closing Shares and the Replenishment Shares, the date on which delivery is required pursuant to the terms hereof or the applicable Transaction Document, as the case may be. For avoidance of doubt, this Section 6(e) shall not be duplicative with any provisions in the Notes or the Warrants addressing any failure to deliver shares without restrictive legends. For purposes of this Agreement any Subsequent Closing Shares or Replenishment Shares deducted from a Buyer’s Subsequent Closing Share Balance shall constitute Note Shares.

(f) FAST Compliance. Following the Merger, while any Notes or Warrants remain outstanding, McKinley shall maintain a transfer agent that participates in FAST.

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7.	CONDITIONS TO SPACE-EYES’ OBLIGATION TO ISSUE THE SECURITIES.

(a) The obligation of Space-Eyes hereunder to issue the Securities to each Buyer at the Initial Closing and the Subsequent Closing is subject to the satisfaction, at or before the Initial Closing Date and the Subsequent Closing Date of each of the following conditions, provided that these conditions are for Space-Eyes’ sole benefit and may be waived by Space-Eyes at any time in its sole discretion by providing each Buyer with prior written notice thereof:

(i) Such Buyer shall have executed each of the other Transaction Documents to which it is a party and delivered the same to Space-Eyes.

(ii) Such Buyer and each other Buyer shall have delivered to Space-Eyes the applicable purchase price for the Securities being purchased by such Buyer at such Initial Closing or the Subsequent Closing, as applicable, by wire transfer of immediately available funds in accordance with a Flow of Funds Letter with respect to the Securities to be issued at such Initial Closing or the Subsequent Closing, as applicable.

(iii) The representations and warranties of such Buyer shall be true and correct in all material respects (except for such representations and warranties that are qualified by materiality or material adverse effect, which shall be true and correct in all respects) as of the date when made and as of the date of such Initial Closing or the Subsequent Closing, as applicable, as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the date of such Initial Closing or the Subsequent Closing, as applicable.

8.	CONDITIONS TO EACH BUYER’S OBLIGATION TO ACQUIRE THE SECURITIES.

(a) The obligation of each Buyer hereunder to purchase its Initial Purchased Notes at the Initial Closing is subject to the satisfaction, at or before the Initial Closing Date, of each of the following conditions, provided that these conditions are for each Buyer’s sole benefit and may be waived by such Buyer at any time in its sole discretion by providing Space-Eyes and McKinley with prior written notice thereof:

(i) Space-Eyes, McKinley and each of their respective Subsidiaries (as the case may be) shall have duly executed and delivered to such Buyer each of the Transaction Documents to which it is a party and Space-Eyes shall have duly executed and delivered to such Buyer the Initial Purchased Notes set forth across from such Buyer’s name on the Schedule of Buyers at the Initial Closing pursuant to this Agreement.

(ii) McKinley and Space-Eyes shall have filed the Registration Statement (as defined in the Business Combination Agreement), which shall include the registration of the Registrable Securities, with the SEC and Space-Eyes shall have delivered to McKinley and the Buyers the PCAOB 2025 Audited Financials (as defined in the Business Combination Agreement).

(iii) Such Buyer shall have received the opinion of Troutman Pepper Locke LLP, Space-Eyes’ counsel, dated as of the Initial Closing Date, in the form reasonably acceptable to such Buyer.

(iv) Such Buyer shall have received the opinion of Forbes Hare, McKinley’s Cayman Islands counsel, dated as of the Initial Closing Date, in the form reasonably acceptable to such Buyer.

(v) McKinley shall have delivered to such Buyer a copy of the Irrevocable Transfer Agent Instructions, dated as of the Initial Closing Date, in the form acceptable to such Buyer, which instructions shall have been delivered to and acknowledged in writing by the Transfer Agent.

(vi) Space-Eyes shall have delivered to such Buyer a certificate evidencing the formation and good standing of Space-Eyes and each of its Subsidiaries in each such entity’s jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction of formation as of a date within ten (10) days of the Initial Closing Date, along with a bring-down letter certifying the good standing of Space-Eyes and each of its Subsidiaries as of the Initial Closing Date.

(vii) McKinley shall have delivered to such Buyer a certificate evidencing the formation and good standing of McKinley and each of its Subsidiaries in each such entity’s jurisdiction of formation issued by the Cayman Islands Registrar of Companies or the Secretary of State (or comparable office) of such jurisdiction of formation as of a date within ten (10) days of the Initial Closing Date, along with a bring-down letter certifying the good standing of McKinley and each of its Subsidiaries as of the Initial Closing Date.

(viii) Space-Eyes shall have delivered to such Buyer a certified copy of the certificate of incorporation of Space-Eyes as certified by the Secretary of State of the State of Delaware within ten (10) days of the Initial Closing Date.

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(ix) McKinley shall have delivered to such Buyer a certified copy of the McKinley Charter as certified by the Cayman Islands General Registry within ten (10) days of the Initial Closing Date.

(x) Space-Eyes shall have delivered to such Buyer a certificate, in the form acceptable to such Buyer, executed by the Secretary of Space-Eyes and dated as of the Initial Closing Date, as to (A) the resolutions consistent with Section 3(b) as adopted by Space-Eyes’ Board of Directors in a form reasonably acceptable to such Buyer, (B) the Space-Eyes Charter, as in effect at the Initial Closing Date.

(xi) McKinley shall have delivered to such Buyer a certificate, in the form acceptable to such Buyer, executed by the Chief Executive Officer or Chief Financial Officer of McKinley and dated as of the Initial Closing Date, as to (A) the resolutions consistent with Section 4(b) as adopted by McKinley’s Board of Directors or a duly authorized committee thereof in a form reasonably acceptable to such Buyer and (B) the McKinley Charter, each as in effect at the Initial Closing Date.

(xii) Each and every representation and warranty of Space-Eyes in Section 3 shall be true and correct in all material respects (except for such representations and warranties that are qualified by materiality or material adverse effect, which shall be true and correct in all respects) as of the date when made and as of the Initial Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date) and Space-Eyes shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required to be performed, satisfied or complied with by Space-Eyes at or prior to the Initial Closing Date.  Such Buyer shall have received a certificate, duly executed by the Chief Executive Officer or Chief Financial Officer of Space-Eyes, dated as of the Initial Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer in the form acceptable to such Buyer.

(xiii) Each and every representation and warranty of McKinley in Section 4 shall be true and correct in all material respects (except for such representations and warranties that are qualified by materiality or material adverse effect, which shall be true and correct in all respects) as of the date when made and as of the Initial Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date) and McKinley shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required to be performed, satisfied or complied with by McKinley at or prior to the Initial Closing Date.  Such Buyer shall have received a certificate, duly executed by the Chief Executive Officer or Chief Financial Officer of McKinley, dated as of the Initial Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer in the form acceptable to such Buyer.

(xiv) McKinley shall have delivered to such Buyer a letter from the Transfer Agent certifying the McKinley Shares outstanding on the Initial Closing Date immediately prior to the Initial Closing.

(xv) The McKinley Shares (A) shall be designated for quotation or listed (as applicable) on Nasdaq and (B) shall not have been suspended, as of the Initial Closing Date, by the SEC or Nasdaq from trading on Nasdaq nor shall suspension by the SEC or Nasdaq have been threatened, as of the Initial Closing Date, either (1) in writing by the SEC or Nasdaq or (2) by falling below the minimum maintenance requirements of Nasdaq.

(xvi) Space-Eyes shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Initial Purchased Notes.

(xvii) McKinley shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Underlying Shares, including without limitation, Nasdaq having raised no objection to any of the transactions contemplated by the Transaction Documents.

(xviii) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or Governmental Entity of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(xix) Since the date of execution of this Agreement, no event or series of events shall have occurred that would have or result in a Space-Eyes Material Adverse Effect or McKinley Material Adverse Effect that is continuing.

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(xx) Space-Eyes shall have delivered any Control Agreements (as defined in the Notes), in form and substance reasonably satisfactory to the Collateral Agent.

(xxi) Such Buyer shall have received a letter on the letterhead of Space-Eyes, duly executed by the Chief Executive Officer or Chief Financial Officer of Space-Eyes, setting forth the wire amounts of each Buyer and the wire transfer instructions of Space-Eyes (a “Flow of Funds Letter”) with respect to the Initial Purchased Notes.

(xxii) Space-Eyes shall have delivered to such Buyer the results of a recent lien, bankruptcy and judgment search in each relevant jurisdiction with respect to Space-Eyes and its Subsidiaries and such search shall reveal no Liens on any of the Pledged Collateral (as such term is defined in Space-Eyes Security Agreements) or other assets of Space-Eyes and its Subsidiaries except, in the case of assets other than Pledged Collateral, for Permitted Liens (as such term is defined in the Notes) and except for Liens to be discharged on or prior to the Initial Closing Date pursuant to documentation reasonably satisfactory to the Buyer.

(xxiii) McKinley shall have delivered to such Buyer the results of a recent lien, bankruptcy and judgment search in each relevant jurisdiction with respect to McKinley and its Subsidiaries and such search shall reveal no Liens on any of the Pledged Collateral (as such term is defined in the McKinley Security Agreements) or other assets of McKinley and its Subsidiaries except, in the case of assets other than Pledged Collateral, for Permitted Liens (as such term is defined in the Notes) and except for Liens to be discharged on or prior to the Initial Closing Date pursuant to documentation reasonably satisfactory to the Buyer.

(xxiv) Space-Eyes shall have delivered to Buyer a duly completed and executed perfection certificate dated no earlier than five (5) days prior to the Initial Closing Date, in the form attached hereto as Exhibit F, with such schedules and exhibits attached thereto in form and substance acceptable to the Required Holders.

(xxv) McKinley shall have delivered to Buyer a duly completed and executed perfection certificate dated no earlier than five (5) days prior to the Initial Closing Date, in the form attached hereto as Exhibit F, with such schedules and exhibits attached thereto in form and substance acceptable to the Required Holders.

(xxvi) Space-Eyes and McKinley shall have delivered to such Buyer executed copies of the Lock-Up Agreements (in the form attached hereto as Exhibit E) executed by each of the parties set forth on Exhibit D.

(xxvii)  All costs, fees, expenses (including, without limitation, legal fees and expenses) contemplated hereby to be payable to the Buyers shall have been paid to the extent due and, in the case of expenses of the Buyers that are reimbursable in accordance herewith, invoiced at least one day prior to the Initial Closing Date.

(xxviii) The Business Combination Agreement shall have been executed and shall not have been amended, supplemented or modified without written consent by the Required Holders.

(xxix) An intercreditor and subordination agreement (the “Intercreditor Agreement”), dated as of or prior to the Initial Closing Date, among the Collateral Agent (on behalf of the Buyers), Christopher Carlin, as agent for the holders of Existing Secured Notes and the Company, in a form satisfactory to the Buyers in their sole discretion, shall have been executed and shall not have been amended, supplemented or modified without the written consent by the Required Holders and shall remain in full force and effect. “Existing Secured Notes” means those certain secured promissory notes issued by the Company to certain holders pursuant to (a) the Securities Purchase Agreement, dated as of August 19, 2025, and accepted by Space-Eyes, as to the Purchasers (as defined therein) on August 19, 2025, September 2, 2025, September 15, 2025, September 29, 2025, and (b) the Securities Purchase Agreement, dated as of April 20, 2026, and accepted by Space-Eyes, as to the Purchasers (as defined therein) on April 20, 2026, in each case as in effect on the Initial Closing Date.

(xxx) Space-Eyes (and any of its Subsidiaries or guarantors identified by the Buyers in their sole discretion) and each Buyer shall have executed and delivered the Space-Eyes Security Agreements, in a form satisfactory to the Buyers in their sole discretion.

(xxxi) McKinley shall have executed and delivered the McKinley Security Agreements, in a form satisfactory to the Buyers in their sole discretion.

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(xxxii) Space-Eyes, McKinley and their respective Subsidiaries shall have delivered to such Buyer such other documents, instruments or certificates relating to the transactions contemplated by the Transaction Documents as such Buyer or its counsel may reasonably request.

(b) The obligation of each Buyer hereunder to purchase the Subsequently Purchased Notes and Purchased Warrants at the Subsequent Closing is subject to the satisfaction, at or before the Subsequent Closing Date, of each of the following conditions, provided that these conditions are for each Buyer’s sole benefit and may be waived by such Buyer at any time in its sole discretion by providing Space-Eyes with prior written notice thereof:

(i) Space-Eyes, McKinley and each of their respective Subsidiaries (as the case may be) shall have duly executed and delivered to such Buyer each of the Transaction Documents to which it is a party and Space-Eyes shall have duly executed and delivered to such Buyer the Subsequently Purchased Notes, Purchased Warrants and Subsequent Closing Shares set forth opposite such Buyer’s name on the Schedule of Buyers, and McKinley shall have delivered to such Buyer the Subsequent Closing Shares.

(ii) McKinley and Space-Eyes shall have filed the Registration Statement, which shall include the registration of the Registrable Securities, with the SEC and such Registration Statement shall be effective.

(iii) All conditions to the Closing (as defined in the Business Combination Agreement) set forth in Article IX of the Business Combination Agreement shall have been satisfied (other than those conditions that by their nature are to be satisfied at the Closing (as defined in the Business Combination Agreement)) and the parties to such Closing shall be ready and planning to complete such Closing immediately following the Subsequent Closing.

(iv) Such Buyer shall have received the opinion of Troutman Pepper Locke LLP, Space-Eyes’ counsel, dated as of the applicable Subsequent Closing Date, in the form reasonably acceptable to such Buyer.

(v) Such Buyer shall have received the opinion of Forbes Hare, McKinley’s Cayman Islands counsel, dated as of the applicable Subsequent Closing Date, in the form reasonably acceptable to such Buyer.

(vi) Space-Eyes shall have delivered to such Buyer a certificate evidencing the formation and good standing of Space-Eyes and each of its Subsidiaries in each such entity’s jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction of formation as of a date within ten (10) days of applicable Subsequent Closing Date, along with a bring-down letter certifying the good standing of Space-Eyes and each of its Subsidiaries as of the applicable Subsequent Closing Date.

(vii) McKinley shall have delivered to such Buyer a certificate evidencing the formation and good standing of McKinley and each of its Subsidiaries in each such entity’s jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction of formation as of a date within ten (10) days of the applicable Subsequent Closing Date, along with a bring-down letter certifying the good standing of McKinley and each of its Subsidiaries as of the applicable Subsequent Closing Date.

(viii) Space-Eyes shall have delivered to such Buyer a certified copy of the certificate of incorporation of Space-Eyes as certified by the Secretary of State of the State of Delaware within ten (10) days of the applicable Subsequent Closing Date.

(ix) McKinley shall have delivered to such Buyer a certified copy of the McKinley Charter as certified by the Cayman Islands General Registry within ten (10) days of the applicable Subsequent Closing Date.

(x) Space-Eyes shall have delivered to such Buyer a certificate, in the form acceptable to such Buyer, executed by the Secretary of Space-Eyes and dated as of the applicable Subsequent Closing Date, as to (A) the resolutions consistent with Section 3(b) as adopted by Space-Eyes’ Board of Directors in a form reasonably acceptable to such Buyer, (B) the Space-Eyes Charter, as in effect at such Subsequent Closing Date.

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(xi) McKinley shall have delivered to such Buyer a certificate, in the form acceptable to such Buyer, executed by the Chief Executive Officer or Chief Financial Officer of McKinley and dated as of the applicable Subsequent Closing Date, as to (A) the resolutions consistent with Section 4(b) as adopted by McKinley’s Board of Directors or a duly authorized committee thereof in a form reasonably acceptable to such Buyer and (B) the McKinley Charter, as in effect at such Subsequent Closing Date.

(xii) Each and every representation and warranty of Space-Eyes shall be true and correct in all material respects (except for such representations and warranties that are qualified by materiality or material adverse effect, which shall be true and correct in all respects) as of the date when made and as of the applicable Subsequent Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date) and Space-Eyes shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required to be performed, satisfied or complied with by Space-Eyes at or prior to the applicable Subsequent Closing Date.  Such Buyer shall have received a certificate, duly executed by the Chief Executive Officer or Chief Financial Officer of Space-Eyes, dated as of the applicable Subsequent Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer in the form acceptable to such Buyer.

(xiii) Each and every representation and warranty of McKinley shall be true and correct in all material respects (except for such representations and warranties that are qualified by materiality or material adverse effect, which shall be true and correct in all respects) as of the date when made and as of the Subsequent Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date) and McKinley shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required to be performed, satisfied or complied with by McKinley at or prior to the Subsequent Closing Date.  Such Buyer shall have received a certificate, duly executed by the Chief Executive Officer or Chief Financial Officer of McKinley, dated as of the Subsequent Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer in the form acceptable to such Buyer.

(xiv) McKinley shall have delivered to such Buyer a letter from the Transfer Agent certifying the number of McKinley Shares outstanding on the applicable Subsequent Closing Date immediately prior to such Subsequent Closing Date.

(xv) The McKinley Shares (A) shall be designated for quotation or listed (as applicable) on Nasdaq and (B) shall not have been suspended, as of the applicable Subsequent Closing Date, by the SEC or Nasdaq from trading on Nasdaq nor shall suspension by the SEC or Nasdaq have been threatened, as of such Subsequent Closing Date, either (1) in writing by the SEC or Nasdaq or (2) by falling below the minimum maintenance requirements of Nasdaq.

(xvi) Space-Eyes shall have obtained all governmental, regulatory or third-party consents and approvals, if any, necessary for the sale of the Subsequently Purchased Notes and Purchased Warrants.

(xvii) McKinley shall have obtained all governmental, regulatory or third-party consents and approvals, if any, necessary for the sale of the Subsequently Purchased Notes, Purchased Warrants and Underlying Shares, including without limitation, Nasdaq having raised no objection to any of the transactions contemplated by the Transaction Documents.

(xviii) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or Governmental Entity of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(xix) Since the date of execution of this Agreement, no event or series of events shall have occurred that would have or result in a Space-Eyes Material Adverse Effect or McKinley Material Adverse Effect.

(xx) Such Buyer shall have received a Flow of Funds Letter with respect to the Subsequently Purchased Notes and Purchased Warrants.

(xxi) Space-Eyes shall have delivered to such Buyer the results of a recent lien, bankruptcy and judgment search in each relevant jurisdiction with respect to Space-Eyes and its Subsidiaries and such search shall reveal no Liens on any of the Pledged Collateral (as such term is defined in Space-Eyes Security Agreements) or other assets of Space-Eyes and its Subsidiaries except, in the case of assets other than Pledged Collateral, for Permitted Liens (as such term is defined in the Notes) and except for Liens to be discharged on or prior to the Subsequent Closing Date pursuant to documentation reasonably satisfactory to the Buyer.

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(xxii) McKinley shall have delivered to such Buyer the results of a recent lien, bankruptcy and judgment search in each relevant jurisdiction with respect to McKinley and its Subsidiaries and such search shall reveal no Liens on any of the Pledged Collateral (as such term is defined in the McKinley Security Agreements) or other assets of McKinley and its Subsidiaries except, in the case of assets other than Pledged Collateral, for Permitted Liens (as such term is defined in the Notes) and except for Liens to be discharged on or prior to the Subsequent Closing Date pursuant to documentation reasonably satisfactory to the Buyer.

(xxiii) Space-Eyes shall have delivered to Buyer a duly completed and executed perfection certificate dated no earlier than five (5) days prior to the Subsequent Closing Date, in the form attached hereto as Exhibit F, with such schedules and exhibits attached thereto in form and substance acceptable to the Required Holders.

(xxiv) McKinley shall have delivered to Buyer a duly completed and executed perfection certificate dated no earlier than five (5) days prior to the Subsequent Closing Date, in the form attached hereto as Exhibit F, with such schedules and exhibits attached thereto in form and substance acceptable to the Required Holders.

(xxv) The Business Combination Agreement shall not have been amended, supplemented or modified without written consent by the Required Holders.

(xxvi) The Intercreditor Agreement shall have remained in full force and effect and shall not have been amended, supplemented or modified without written consent by the Required Holders.

(xxvii) All costs, fees, expenses (including, without limitation, legal fees and expenses) contemplated hereby to be payable to the Buyers shall have been paid to the extent due and, in the case of expenses of the Buyers that are reimbursable in accordance herewith, invoiced at least one day prior to the Subsequent Closing Date.

9.	TERMINATION.

(a) In the event that the Initial Closing shall not have occurred with respect to a Buyer within the earlier to occur of (i) fifteen (15) Business Days of the date hereof and (ii) such date as the Business Combination Agreement shall have terminated without the transactions contemplated therein having been consummated then such Buyer shall have the right to terminate its obligations under this Agreement with respect to itself at any time on or after the close of business on such date without liability of such Buyer to any other party; provided, however, (i) the right to terminate this Agreement under this Section 9 shall not be available to such Buyer if the failure of the transactions contemplated by this Agreement to have been consummated by such date is the result of such Buyer’s breach of this Agreement and (ii) the abandonment of the transactions contemplated hereby shall be applicable only to such Buyer providing such written notice; provided further that no such termination shall affect any obligation of Space-Eyes under this Agreement to reimburse such Buyer for the expenses described in Section 5(j) above. Nothing contained in this Section 9 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents, to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents, or to limit any Buyer’s rights under Section 10.

(b) In the event that the Subsequent Closing shall not have occurred with respect to a Buyer within the earlier to occur of (i) six (6) months after the Initial Closing Date and (ii) such date as the Business Combination Agreement shall have terminated without the transactions contemplated therein having been consummated, then such Buyer shall have the right to terminate its obligations under this Agreement with respect to itself at any time on or after the close of business on such date without liability of such Buyer to any other party; provided, however, (i) the right to terminate this Agreement under this Section 9 shall not be available to such Buyer if the failure of the transactions contemplated by this Agreement to have been consummated by such date is the result of such Buyer’s breach of this Agreement and (ii) the abandonment of the transactions contemplated hereby shall be applicable only to such Buyer providing such written notice; provided further that no such termination shall affect any obligation of Space-Eyes under this Agreement to reimburse such Buyer for the expenses described in Section 5(j) above.

10.	SELLER TERMINATION FEE.

(a) Termination Fee. In the event that (i)(A) the Initial Closing shall not have occurred on or prior to the date that is fifteen (15) Business Days after the date hereof or (B) the Subsequent Closing shall not have occurred on or prior to the date that is six (6) months after the Initial Closing Date (the “Outside Date”), and (ii) such failure is primarily attributable to (A) a willful and material breach by Space-Eyes or McKinley of any representation, warranty, covenant or agreement contained in this Agreement or any other Transaction Document, (B) the failure by Space-Eyes or McKinley to satisfy (or obtain a waiver of) any condition to Closing set forth in Section 8 that is within the control of Space-Eyes or McKinley, or (C) Space-Eyes’s or McKinley’s refusal to consummate the Closing when all conditions to Closing set forth in Section 7 have been satisfied or waived (each of (A), (B) and (C), a “Seller Termination Event”), then Space-Eyes and McKinley shall, jointly and severally, pay to each Buyer, within five (5) Business Days following written demand therefor from such Buyer, an amount in cash equal to such Buyer’s Pro Rata Portion of the Termination Fee (as defined below); provided, however, that no Termination Fee shall be payable if, as of the Outside Date, the Business Combination Agreement has been terminated, other than as a result of (A) a willful and material breach by Space-Eyes or McKinley of any representation, warranty, covenant or agreement contained in Business Combination Agreement, (B) the failure by Space-Eyes or McKinley to satisfy (or obtain a waiver of) any condition to the closing of the Business Combination Agreement that is within the control of Space-Eyes or McKinley, or (C) Space-Eyes’s or McKinley’s refusal to consummate the closing of the Business Combination Agreement when all conditions to closing set forth therein have been satisfied or waived.

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(b) Termination Fee Amount. The “Termination Fee” shall equal five percent (5.0%) of the sum of (i) the aggregate principal amount of all Initial Purchased Notes set forth in column (3) on the Schedule of Buyers and (ii) the aggregate principal amount of all Subsequently Purchased Notes set forth in column (5) on the Schedule of Buyers.

(c) Liquidated Damages. The parties acknowledge and agree that (i) the agreements contained in this Section 10 are an integral part of the transactions contemplated by this Agreement, (ii) the damages resulting from a Seller Termination Event are difficult to ascertain and the Termination Fee is a reasonable estimate of such damages, and (iii) the Termination Fee shall constitute liquidated damages and not a penalty. Each of Space-Eyes and McKinley acknowledges that the Termination Fee is reasonable in light of the anticipated harm caused by a Seller Termination Event, the difficulty of proof of loss, and the inconvenience and infeasibility of otherwise obtaining an adequate remedy.

(d) Non-Exclusive Remedy; Specific Performance. Notwithstanding anything to the contrary in this Agreement, the payment of the Termination Fee pursuant to this Section 10 shall not be the sole and exclusive remedy of the Buyers with respect to a Seller Termination Event. Each Buyer shall retain all rights and remedies available under this Agreement, the other Transaction Documents and applicable law, including, without limitation, (i) the right to seek specific performance of the obligations of Space-Eyes and McKinley under this Agreement and the other Transaction Documents in accordance with Section 11(m), and (ii) the right to recover actual damages incurred by such Buyer as a result of any willful and material breach by Space-Eyes or McKinley of this Agreement or any other Transaction Document (it being understood that any Termination Fee actually paid shall be credited against any such damages award). For the avoidance of doubt, in no event shall any Buyer be entitled to receive both a grant of specific performance requiring Space-Eyes and McKinley to consummate the Closing and payment of the Termination Fee.

(e) Interest. Any Termination Fee not paid when due pursuant to Section 8(a) shall accrue interest from the date such payment was due until the date of actual payment at a rate per annum equal to the prime rate as published in The Wall Street Journal on the date such payment was due plus five percent (5%).

11.	MISCELLANEOUS.

(a) Governing Law; Jurisdiction; Jury Trial.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware.  Space-Eyes and McKinley each hereby irrevocably submit to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, provided that if the Court of Chancery of the State of Delaware does not have jurisdiction, then to the other courts of the State of Delaware, for the adjudication of any dispute hereunder or in connection herewith or under any of the other Transaction Documents or with any transaction contemplated hereby or thereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  Nothing contained herein shall be deemed or operate to preclude any party from bringing suit or taking other legal action against another party in any other jurisdiction to collect on such party’s obligations to the other party or to enforce a judgment or other court ruling in favor of such party.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR UNDER ANY OTHER TRANSACTION DOCUMENT OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY.

(b) Counterparts; Electronic Signatures.  This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.  In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof. A party’s electronic signature (complying with the Uniform Electronic Transactions Act (6 Del. C. §§ 12A-101 et seq.), as amended from time to time, or other applicable law) of this Agreement shall have the same validity and effect as a signature affixed by the party’s hand.

(c) Headings; Gender; Interpretation.  The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.  Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof.  The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.”  The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found. Unless the context otherwise requires, references herein: (x) to Articles, Sections, Schedules and Exhibits mean the Articles and Sections of, and Schedules and Exhibits attached to, this Agreement; (y) to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and (z) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder.

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(d) Severability; Maximum Payment Amounts.  If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties.  The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).  Notwithstanding anything to the contrary contained in this Agreement or any other Transaction Document (and without implication that the following is required or applicable), it is the intention of the parties that in no event shall amounts and value paid by Space-Eyes and/or any of its Subsidiaries (as the case may be) or McKinley and/or any of its Subsidiaries (as the case may be), or payable to or received by any of the Buyers, under the Transaction Documents (including any amounts that would be characterized as “interest” under applicable law) exceed amounts permitted under any applicable law.  Accordingly, if any obligation to pay, payment made to any Buyer, or collection by any Buyer pursuant the Transaction Documents is finally judicially determined to be contrary to any such applicable law, such obligation to pay, payment or collection shall be deemed to have been made by mutual mistake of such Buyer, Space-Eyes and its Subsidiaries (or by mutual mistake of such Buyer, McKinley and its Subsidiaries) and such amount shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by the applicable law.  Such adjustment shall be effected, to the extent necessary, by reducing or refunding, at the option of such Buyer, the amount of interest or any other amounts which would constitute unlawful amounts required to be paid or actually paid to such Buyer under the Transaction Documents.  For greater certainty, to the extent that any interest, charges, fees, expenses or other amounts required to be paid to or received by such Buyer under any of the Transaction Documents or related thereto are held to be within the meaning of “interest” or another applicable term to otherwise be violative of applicable law, such amounts shall be pro-rated over the period of time to which they relate.

(e) Entire Agreement; Amendments.  This Agreement, the other Transaction Documents and the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein supersede all other prior oral or written agreements between the Buyers, Space-Eyes, its Subsidiaries, McKinley, its Subsidiaries, their respective affiliates and Persons acting on their behalf, including any transactions by any Buyer with respect to ordinary shares or the Securities, and the other matters contained herein and therein, and this Agreement, the other Transaction Documents, the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein contain the entire understanding of the parties solely with respect to the matters covered herein and therein; provided, however, nothing contained in this Agreement or any other Transaction Document shall (or shall be deemed to) (i) have any effect on any agreements any Buyer has entered into with, or any instruments any Buyer has received from, Space-Eyes or any of its Subsidiaries, or McKinley or any of its Subsidiaries prior to the date hereof with respect to any prior investment made by such Buyer in Space-Eyes or McKinley, as the case may be, or (ii) waive, alter, modify or amend in any respect any obligations of each Buyer, Space-Eyes or any of its Subsidiaries or of McKinley or any of its Subsidiaries, or any rights of or benefits to any Buyer, Space-Eyes, McKinley, or any other Person, in any agreement entered into prior to the date hereof between or among Space-Eyes and/or any of its Subsidiaries and any Buyer or between or among McKinley and/or any of its Subsidiaries and any Buyer, or any instruments any Buyer received from Space-Eyes or McKinley and/or any of its respective Subsidiaries prior to the date hereof, and all such agreements and instruments shall continue in full force and effect.  Except as specifically set forth herein or therein, neither Space-Eyes, McKinley nor any Buyer makes any representation, warranty, covenant or undertaking.  For clarification purposes, the Recitals are part of this Agreement.  No provision of this Agreement may be amended other than by an instrument in writing signed by Space-Eyes, McKinley and the Required Holders, and any amendment to any provision of this Agreement made in conformity with the provisions of this Section 11(e) shall be binding on all Buyers and holders of Securities, as applicable; provided that no such amendment shall be effective to the extent that it (A) applies to less than all of the holders of the Securities then outstanding or (B) imposes any obligation or liability on any Buyer without such Buyer’s prior written consent (which may be granted or withheld in such Buyer’s sole discretion).  No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party, provided that the Required Holders may waive any provision of this Agreement, and any waiver of any provision of this Agreement made in conformity with the provisions of this Section 11(e) shall be binding on all Buyers and holders of Securities, as applicable, provided that no such waiver shall be effective to the extent that it (1) applies to less than all of the holders of the Securities then outstanding (unless a party gives a waiver as to itself only) or (2) imposes any obligation or liability on any Buyer without such Buyer’s prior written consent (which may be granted or withheld in such Buyer’s sole discretion).  No consideration (other than reimbursement of legal fees) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration also is offered to all of the parties to the Transaction Documents and all holders of the Securities.  From the date hereof and while any Securities are outstanding, neither Space-Eyes nor McKinley shall be permitted to receive any consideration from a Buyer or a holder of Securities that is not otherwise contemplated by the Transaction Documents in order to, directly or indirectly, induce Space-Eyes or McKinley or any Subsidiary thereof (i) to treat such Buyer or holder of Securities in a manner that is more favorable than to other similarly situated Buyers or holders of Securities, or (ii) to treat any Buyer(s) or holder(s) of Securities in a manner that is less favorable than the Buyer or holder of Securities that is paying such consideration; provided, however, that the determination of whether a Buyer has been treated more or less favorably than another Buyer shall disregard any securities of Space-Eyes or McKinley purchased or sold by any Buyer.  Neither Space-Eyes nor McKinley has, directly or indirectly, made any agreements with any Buyers relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents.  Without limiting the foregoing, Space-Eyes and McKinley each confirms that, except as set forth in this Agreement, no Buyer has made any commitment or promise or has any other obligation to provide any financing to Space-Eyes, or McKinley, any or their respective Subsidiaries or otherwise.  As a material inducement for each Buyer to enter into this Agreement, Space-Eyes and McKinley each expressly acknowledges and agrees that (x) no due diligence or other investigation or inquiry conducted by a Buyer, any of its advisors or any of its representatives shall affect such Buyer’s right to rely on, or shall modify or qualify in any manner or be an exception to any of, Space-Eyes’ or McKinley’s representations and warranties contained in this Agreement or any other Transaction Document and (y)  nothing contained in any of the SEC Documents shall affect such Buyer’s right to rely on, or shall modify or qualify in any manner or be an exception to any of, Space-Eyes’ or McKinley’s representations and warranties contained in this Agreement or any other Transaction Document.

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(f) Notices.  Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered:  (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by electronic mail (provided that such sent e-mail is kept on file (whether electronically or otherwise) by the sending party and the sending party does not receive an automatically generated message from the recipient’s e-mail server that such e-mail could not be delivered to such recipient); or (iii) one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same.  The addresses and e-mail addresses for such communications shall be:

If to Space-Eyes:

Space-Eyes, Inc.

1200 Brickell Avenue
Penthouse 2010
Miami, FL 33131
Attention: Jatinder S. Bains
E-Mail: jatin@space-eyes.com

With a copy (for informational purposes only) to:

Troutman Pepper Locke LLP
400 Berwyn Park Rd
Berwyn, PA 19312
Attention: Thomas Dwyer
E-Mail: thomas.dwyer@troutman.com

If to McKinley:

McKinley Acquisition Corp.

75 Second Ave., Suite 605

Needham, MA 02494

Attention: Peter Wright, Chief Executive Officer
E-Mail: peter@mckinleyspac.com

With a copy (for informational purposes only) to:

Loeb & Loeb LLP
345 Park Avenue
New York, NY 10154
Attention: Giovanni Caruso
E-Mail: gcaruso@loeb.com

If to the Transfer Agent:

Odyssey Transfer and Trust Company

860 Blue Gentian Rd, Suite 320

Eagan, MN 55121

Attention: Becky Paulson

E-Mail: BPaulson@OdysseyTrust.com

If to a Buyer, to (i) its e-mail address set forth on the Schedule of Buyers, with copies to such Buyer’s representatives as set forth on the Schedule of Buyers and (ii) to Hudson Bay Capital Management LP, Attn: DI Team, 28 Havemeyer Pl, 2nd Floor, Greenwich, CT 06830.

with a copy (for informational purposes only) to:

Latham & Watkins LLP
12670 High Bluff Drive
San Diego, CA 92130
Telephone: (858) 523-5400
Attention: Michael E. Sullivan
E-Mail: michael.sullivan@lw.com

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or to such other address, e-mail address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change.  Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) electronically generated by the sender’s e-mail or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by e-mail or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

(g) Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers or transferees of any of the Securities.  Neither Space-Eyes nor McKinley shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the Required Holders, including by way of a Fundamental Change (as defined in the Notes) unless Space-Eyes or McKinley, as applicable, is in compliance with the applicable provisions governing Fundamental Changes set forth in the Notes.  A Buyer may assign some or all of its rights hereunder in connection with any transfer of any of its Securities without the consent of Space-Eyes or McKinley, provided such assignee agrees in writing to be bound by the provisions hereof that apply to Buyers in which event such assignee shall be deemed to be a Buyer hereunder with respect to such assigned rights.

(h) No Third-Party Beneficiaries.  Each Placement Agent, its affiliates and their respective representatives (the “Placement Agent Parties”) shall be express third-party beneficiaries of the representations and warranties of Space-Eyes, McKinley and each Buyer contained in this Agreement and the other Transaction Documents, and shall be entitled to rely upon and enforce the same as if such representations and warranties were made directly to the Placement Agent Parties. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, other than (i) with respect to the Placement Agent Parties, as set forth in this Section 11(h) and Section 11(u), (ii) with respect to the Collateral Agent, Section 11(t) and (iii) as otherwise set forth in Sections 5(aa) and 11(k).

(i) Survival.  The representations, warranties, agreements and covenants shall survive the Initial Closing and the Subsequent Closing.  Each party shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

(j) Further Assurances.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k) Indemnification.

(i) In consideration of each Buyer’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of Space-Eyes’ other obligations under the Transaction Documents, Space-Eyes shall defend, protect, indemnify and hold harmless each Buyer and each holder of any Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims (including causes of action, suits or claims asserted directly by or between an Indemnitee and Space-Eyes), losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by Space-Eyes or any Subsidiary in any of the Transaction Documents, (ii) any breach of any covenant, agreement or obligation of Space-Eyes or any Subsidiary contained in any of the Transaction Documents or (iii) any cause of action, suit, proceeding or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of Space-Eyes or any Subsidiary) or which otherwise involves such Indemnitee that arises out of or results from (A) the execution, delivery, performance or enforcement of any of the Transaction Documents (including any hedging or similar activities in connection therewith), or (B) the status of such Buyer or holder of the Securities either as an investor in Space-Eyes pursuant to the transactions contemplated by the Transaction Documents or as a party to this Agreement (including any hedging or similar activities in connection therewith or as a party in interest or otherwise in any action or proceeding for injunctive or other equitable relief); provided, however, that Space-Eyes will not be liable in any such case to a Buyer or its related Indemnitees to the extent that any such claim, loss, damage, liability or expense arises primarily out of or is based primarily upon the inaccuracy of any representations and warranties made by such Buyer herein. To the extent that the foregoing undertaking by Space-Eyes may be unenforceable for any reason, Space-Eyes shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

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(ii) In consideration of each Buyer’s and Space-Eyes’ execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of McKinley’s other obligations under the Transaction Documents, McKinley shall defend, protect, indemnify and hold harmless the Indemnitees from and against any and all Indemnified Liabilities, incurred by any Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by McKinley or any McKinley Subsidiary in any of the Transaction Documents, (ii) any breach of any covenant, agreement or obligation of McKinley or any McKinley Subsidiary contained in any of the Transaction Documents or (iii) any cause of action, suit, proceeding or claim (including causes of action, suits or claims asserted directly by or between an Indemnitee and McKinley) brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of McKinley or any Subsidiary); provided, however, that McKinley will not be liable in any such case to a Buyer or its related Indemnitees to the extent that any such claim, loss, damage, liability or expense arises out of or is based upon the inaccuracy of any representations and warranties made by such Buyer herein. To the extent that the foregoing undertaking by McKinley may be unenforceable for any reason, McKinley shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

(iii) Promptly after receipt by an Indemnitee under this Section 11(k) of notice of the commencement of any action or proceeding (including, without limitation, any governmental action or proceeding) involving an Indemnified Liability, such Indemnitee shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 11(k), deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnitee; provided, however, that an Indemnitee shall have the right to retain its own counsel with the fees and expenses of such counsel to be paid by the indemnifying party if: (i) the indemnifying party has agreed in writing to pay such fees and expenses; (ii) the indemnifying party shall have failed promptly to assume the defense of such Indemnified Liability and to employ counsel reasonably satisfactory to such Indemnitee in any such Indemnified Liability; or (iii) the named parties to any such Indemnified Liability (including, without limitation, any impleaded parties) include both such Indemnitee and the indemnifying party, and such Indemnitee shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnitee and the indemnifying party (in which case, if such Indemnitee notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, then the indemnifying party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the indemnifying party), provided further that in the case of clause (iii) above the indemnifying party shall not be responsible for the reasonable fees and expenses of more than one (1) separate legal counsel for such Indemnitee. The Indemnitee shall reasonably cooperate with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnitee which relates to such Indemnified Liability. The indemnifying party shall keep the Indemnitee reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnitee, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a release from all liability in respect to such Indemnified Liability, and such settlement shall not include any admission as to fault on the part of the Indemnitee. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnitee with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnitee under this Section 11(k), except to the extent that the indemnifying party is materially and adversely prejudiced in its ability to defend such action. The indemnification required by this Section 11(k) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Liabilities are incurred. The indemnity and contribution agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnitees against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law. For the avoidance of doubt, the obligations of the Indemnitee contained in this Section 11(k)(iii) shall apply to third party claims only, and shall not apply to direct claims by or between an Indemnitee and Space-Eyes and/or McKinley.

(iv) Notwithstanding anything in this Agreement to the contrary, nothing in this Article XI or otherwise shall limit or restrict any of the rights of the parties hereto to bring, maintain or recover any amounts in connection with any action or claim based upon fraud in connection with this Agreement or the transactions consummated in connection herewith.

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(v) Construction.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.  No specific representation or warranty shall limit the generality or applicability of a more general representation or warranty.  Each and every reference to share prices, ordinary shares, common stock and any other numbers in this Agreement that relate to the ordinary shares or common stock shall be automatically adjusted for any stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions that occur with respect to the ordinary shares or common stock after the date of this Agreement.  Notwithstanding anything in this Agreement to the contrary, for the avoidance of doubt, nothing contained herein shall constitute a representation or warranty against, or a prohibition of, any actions with respect to the borrowing of, arrangement to borrow, identification of the availability of, and/or securing of, securities of Space-Eyes or McKinley in order for such Buyer (or its broker or other financial representative) to effect short sales or similar transactions in the future.

(l) Remedies. Each Buyer and in the event of assignment by Buyer of its rights and obligations hereunder, each holder of Securities, shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, each of Space-Eyes and McKinley recognizes that in the event that it or any of its Subsidiaries fails to perform, observe, or discharge any or all of its or such Subsidiary’s (as the case may be) obligations under the Transaction Documents, any remedy at law would be inadequate relief to the Buyers. Each of Space-Eyes and McKinley therefore agrees that the Buyers shall be entitled to specific performance and/or temporary, preliminary and permanent injunctive or other equitable relief from any court of competent jurisdiction in any such case without the necessity of proving actual damages and without posting a bond or other security. The remedies provided in this Agreement and the other Transaction Documents shall be cumulative and in addition to all other remedies available under this Agreement and the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief). Without limiting the foregoing, upon the occurrence of a Seller Termination Event (as defined in Section 10), each Buyer shall be entitled to payment of the Termination Fee in accordance with Section 9, which right shall be in addition to (and not in lieu of) the remedies set forth in this Section 11(l).

(m) Withdrawal Right.  Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Buyer exercises a right, election, demand or option under a Transaction Document and Space-Eyes or any of its Subsidiaries or McKinley or any of its Subsidiaries does not timely perform its related obligations within the periods therein provided or if no period is prescribed, within a reasonable period of time, then such Buyer may rescind or withdraw, in its sole discretion from time to time upon written notice to Space-Eyes, McKinley or such Subsidiary (as the case may be), any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

(n) Payment Set Aside; Currency.  To the extent that Space-Eyes or McKinley makes a payment or payments to any Buyer hereunder or pursuant to any of the other Transaction Documents or any of the Buyers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to Space-Eyes or McKinley, as applicable, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.  Unless otherwise expressly indicated, all dollar amounts referred to in this Agreement and the other Transaction Documents are in United States Dollars (“U.S. Dollars”), and all amounts owing under this Agreement and all other Transaction Documents shall be paid in U.S. Dollars.  All amounts denominated in other currencies (if any) shall be converted into the U.S. Dollar equivalent amount in accordance with the Exchange Rate on the date of calculation.  “Exchange Rate” means, in relation to any amount of currency to be converted into U.S. Dollars pursuant to this Agreement, the U.S. Dollar exchange rate as published in the Wall Street Journal on the relevant date of calculation.

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(o) Judgment Currency.

(i) If for the purpose of obtaining or enforcing judgment against Space-Eyes or McKinley in connection with this Agreement or any other Transaction Document in any court in any jurisdiction it becomes necessary to convert into any other currency (such other currency being hereinafter in this Section 11(p) referred to as the “Judgment Currency”) an amount due in U.S. Dollars under this Agreement, the conversion shall be made at the Exchange Rate prevailing on the Business Day immediately preceding:

(1) the date actual payment of the amount due, in the case of any proceeding in the Court of Chancery of the State of Delaware or in the courts of any other jurisdiction that will give effect to such conversion being made on such date; or

(2) the date on which the foreign court determines, in the case of any proceeding in the courts of any other jurisdiction (the date as of which such conversion is made pursuant to this Section 11(p)(i)(2) being hereinafter referred to as the “Judgment Conversion Date”).

(ii) If in the case of any proceeding in the court of any jurisdiction referred to in Section 11(p)(i)(2), there is a change in the Exchange Rate prevailing between the Judgment Conversion Date and the date of actual payment of the amount due, the applicable party shall pay such adjusted amount as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the Exchange Rate prevailing on the date of payment, will produce the amount of U.S. Dollars which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial order at the Exchange Rate prevailing on the Judgment Conversion Date.

(iii) Any amount due from Space-Eyes or McKinley under this provision shall be due as a separate debt and shall not be affected by judgment being obtained for any other amounts due under or in respect of this Agreement or any other Transaction Document.

(p) Independent Nature of Buyers’ Obligations and Rights.  The obligations of each Buyer under the Transaction Documents are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer under any Transaction Document.  Nothing contained herein or in any other Transaction Document, and no action taken by any Buyer pursuant hereto or thereto, shall be deemed to constitute the Buyers as, and Space-Eyes and McKinley each acknowledges that the Buyers do not so constitute, a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Buyers are in any way acting in concert or as a group or entity, and neither Space-Eyes nor McKinley shall assert any such claim with respect to such obligations or the transactions contemplated by the Transaction Documents or any matters, and Space-Eyes and McKinley each acknowledges that the Buyers are not acting in concert or as a group, and neither Space-Eyes nor McKinley shall assert any such claim, with respect to such obligations or the transactions contemplated by the Transaction Documents.  The decision of each Buyer to purchase Securities pursuant to the Transaction Documents has been made by such Buyer independently of any other Buyer.  Each Buyer acknowledges that no other Buyer has acted as agent for such Buyer in connection with such Buyer making its investment hereunder and that no other Buyer will be acting as agent of such Buyer in connection with monitoring such Buyer’s investment in the Securities or enforcing its rights under the Transaction Documents.  The Company, McKinley and each Buyer confirms that each Buyer has independently participated with Space-Eyes and its Subsidiaries and McKinley and its Subsidiaries in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors.  Each Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose.  The use of a single agreement to effectuate the purchase and sale of the Securities contemplated hereby was solely in the control of Space-Eyes and McKinley, not the action or decision of any Buyer, and was done solely for the convenience of Space-Eyes and its Subsidiaries and McKinley and its Subsidiaries and not because it was required or requested to do so by any Buyer.  It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between Space-Eyes, each of its Subsidiaries and a Buyer, solely, and between McKinley, each of its Subsidiaries and a Buyer, solely, and not between Space-Eyes, its Subsidiaries, McKinley, its Subsidiaries and the Buyers collectively and not between and among the Buyers.

(q) Performance Date.  If the date by which any obligation under any of the Transaction Documents must be performed occurs on a day other than a Business Day, then the date by which such performance is required shall be the next Business Day following such date.

(r) Enforcement Fees.  The Company agrees to pay all costs and expenses of the Buyers incurred as a result of enforcement of the Transaction Documents and the collection of any amounts owed to the Buyers hereunder (whether in cash, equity or otherwise), including, without limitation, reasonable attorneys’ fees and expenses.

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(s) Collateral Agent.

(i) Appointment; Authorization. The Buyers, together with any successors or assigns thereof, hereby irrevocably appoint, designate and authorize HBC Collateral Agent LLC as collateral agent to take such action on their behalf under the provisions of the Notes, each Security Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of each Security Document, together with such powers as are reasonably incidental thereto. The provisions of this Section 11(t) are solely for the benefit of the Collateral Agent, and neither Space-Eyes nor McKinley shall have rights as a third-party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any Security Document (or any other similar term) with reference to the Collateral Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. Notwithstanding any provision to the contrary contained elsewhere in the Notes, any Security Document or any other agreement, instrument or document related hereto or thereto, the Collateral Agent shall not have any duty or responsibility except those expressly set forth herein, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into the Notes, any Security Document or any other agreement, instrument or document related hereto or thereto or otherwise exist against the Collateral Agent.

(ii) Delegation of Duties. The Collateral Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any Security Document by or through any one or more sub-agents appointed by the Collateral Agent. The Collateral Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through its Affiliates (as defined in the Notes), partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives, or the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of any of its Affiliates (collectively, the “Related Parties”). The exculpatory provisions of this Section 11(t) shall apply to any such sub-agent and to the Related Parties of the Collateral Agent and any such sub-agent. The Collateral Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that the Collateral Agent acted with gross negligence or willful misconduct in the selection of such sub-agents.

(iii) Exculpatory Provisions.

(A) The Collateral Agent shall not have any duties or obligations except those expressly set forth in the Security Documents, and its duties shall be administrative in nature. Without limiting the generality of the foregoing, the Collateral Agent: (i) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default (as defined in the Notes) has occurred and is continuing or an Event of Default (as defined in the Notes) has occurred; (ii) shall not have any duty to take any discretionary action or exercise any discretionary powers; and (iii) shall not, except as expressly set forth in the Security Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to Space-Eyes or any of its Affiliates or McKinley or any of its Affiliates that is communicated to or obtained by the Collateral Agent or any of its Affiliates in any capacity.

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(B) The Collateral Agent shall not be liable for any action taken or not taken by it in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and non-appealable judgment. The Collateral Agent shall be deemed not to have knowledge of any Default or Event of Default (as defined in the Notes) unless and until notice describing such Default or Event of Default is given to the Collateral Agent in writing by Space-Eyes or McKinley.

(C) The Collateral Agent shall not be responsible for or have any duty to ascertain or inquire into (a) any statement, warranty or representation made in or in connection with the Notes, any Security Document or any other agreement, instrument or document related hereto or thereto, (b) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (c) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default or Event of Default, (d) the validity, enforceability, effectiveness or genuineness of the Notes, any Security Document or any other agreement, instrument or document related to the Notes or Security Documents, or (e) any failure of Space-Eyes, McKinley or any other party to the Notes, any Space-Eyes Security Agreement or the McKinley Security Agreements or any other agreement, instrument or document related to the Notes or Security Documents to perform its obligations thereunder. The Collateral Agent shall not be under any obligation to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, the Notes, any Security Document or any other agreement, instrument or document related to the Notes or Security Documents, or to inspect the properties, books or records of Space-Eyes or any Affiliate of Space-Eyes or of McKinley or any Affiliate of McKinley.

(iv) Reliance by Collateral Agent. The Collateral Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Collateral Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. The Collateral Agent may consult with legal counsel, independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

(v) Successor Agent. The Collateral Agent may resign as the Collateral Agent at any time upon ten (10) days’ prior notice to the Buyers, Space-Eyes and McKinley. If the Collateral Agent resigns under the Notes, the Required Holders shall appoint a successor agent. If no successor agent is appointed prior to the effective date of the resignation of the Collateral Agent, the Collateral Agent may appoint a successor Collateral Agent on behalf of the Buyers after consulting with the Buyers. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Collateral Agent and the term “the Collateral Agent” shall mean such successor agent, and the retiring Collateral Agent’s appointment, powers and duties as the Collateral Agent shall be terminated. After the Collateral Agent’s resignation hereunder as the Collateral Agent, the provisions of this Section 11(t) shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was the Collateral Agent. If no successor agent has accepted appointment as the Collateral Agent by the date which is thirty (30) days following a retiring Collateral Agent’s notice of resignation, a retiring Collateral Agent’s resignation shall nevertheless thereupon become effective and the Buyers, shall perform all of the duties of the Collateral Agent hereunder until such time as Required Holders shall appoint a successor agent as provided for above.

(vi) Non-Reliance on the Collateral Agent. The Buyers acknowledge that they have, independently and without reliance upon the Collateral Agent or any of its Related Parties and based on such documents and information as they have deemed appropriate, made their own credit analysis and decision to invest in the Notes. The Buyers also acknowledge that they will, independently and without reliance upon the Collateral Agent or any of its Related Parties and based on such documents and information as they shall from time to time deem appropriate, continue to make their own decisions in taking or not taking action under or based upon the Notes, any Security Document or any related agreement or any document furnished hereunder or thereunder.

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(vii) Collateral Matters. The Buyers irrevocably authorize the Collateral Agent to release any Lien (as defined in the Notes) granted to or held by the Collateral Agent under any Security Document (i) when all Secured Obligations (as defined in Space-Eyes Security Agreements or the McKinley Security Agreements, as applicable) have been paid in full; (ii) constituting property sold or to be sold or disposed of as part of or in connection with any sale or other disposition permitted under the Notes and each other agreement, instrument or document related thereto (it being agreed and understood that the Collateral Agent may conclusively rely without further inquiry on a certificate of an officer of Space-Eyes or McKinley, as applicable, as to the sale or other disposition of property being made in compliance with the Notes and each other agreement, instrument or document related thereto); or (iii) if approved, authorized or ratified in writing by the Buyers. The Collateral Agent shall have the right, in accordance with the Security Documents to sell, lease or otherwise dispose of any Pledged Collateral for cash, credit or any combination thereof, and the Collateral Agent may purchase any Pledged Collateral at public or, if permitted by law, private sale and, in lieu of actual payment of the purchase price, may credit bid and setoff the amount of such price against the Secured Obligations.

(viii) Reimbursement by Buyers. To the extent that Space-Eyes or McKinley, as applicable, for any reason fails to indefeasibly pay any amount required under Sections 5(j) or 11(k) to be paid by it to the Collateral Agent (or any sub-agent thereof) or any Related Party of the Collateral Agent (or any sub-agent thereof), the Buyers hereby agree, jointly and severally, to pay to the Collateral Agent (or any such sub-agent) or such Related Party of the Collateral Agent (or any sub-agent thereof), as the case may be, such unpaid amount.

(ix) Marshaling; Payments Set Aside. Neither the Collateral Agent nor the Buyers shall be under any obligation to marshal any assets in favor of Space-Eyes, McKinley or any other Person or against or in payment of any or all of the Secured Obligations. To the extent that Space-Eyes or McKinley makes a payment or payments to the Collateral Agent, or the Collateral Agent enforces its Liens or exercises its rights of set-off, and such payment or payments or the proceeds of such enforcement or set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Collateral Agent in its discretion) to be repaid to a trustee, receiver or any other party in connection with any bankruptcy, insolvency or similar proceeding, or otherwise, then (i) to the extent of such recovery, the obligation under the Notes intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or set-off had not occurred and (ii) the Buyers agree to pay to the Collateral Agent upon demand its share of the total amount so recovered from or repaid by the Collateral Agent to the extent paid to the Buyers.

(t) Exculpation of the Placement Agents. Space-Eyes, McKinley and each Buyer acknowledge and agree that:

(i)  Each Placement Agent is acting as placement agent for Space-Eyes solely in connection with the sale of the Securities and is not acting in any other capacity and is not and shall not be construed as a fiduciary for any Buyer or any other person or entity in connection with the sale of Securities. Each Buyer acknowledges that no Placement Agent Party has made any representation or warranty, express or implied, to such Buyer regarding Space-Eyes, McKinley, the Securities, the transactions contemplated hereby, or the accuracy or completeness of any information provided to such Buyer. Each Buyer further acknowledges that it has not relied on any Placement Agent Party in making its investment decision, has conducted its own independent investigation and evaluation of Space-Eyes, McKinley and the Securities, and has consulted such legal, tax, financial and other advisors as it has deemed necessary. No Placement Agent Party shall have any liability for any claim arising out of or relating to such Buyer’s purchase of the Securities, except to the extent such liability is finally judicially determined by a court of competent jurisdiction to have resulted from such Placement Agent Party’s gross negligence, willful misconduct or fraud.

(ii) No Placement Agent Party: (A) shall be liable for any improper payment made in accordance with the information provided by Space-Eyes or McKinley; (B) has made or will make any representation or warranty, express or implied, of any kind or character, and has not provided any recommendation in connection with the purchase or sale of the Securities; (C) has any responsibilities as to the validity, accuracy, completeness, value or genuineness, as of any date, of any information, certificates or documentation delivered by or on behalf of Space-Eyes or McKinley pursuant to this Agreement, the other Transaction Documents, or in connection with any of the transactions contemplated by such agreements; or (D) shall be liable or have any obligation (including, without limitation, for or with respect to any losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses or disbursements incurred by any Buyer, Space-Eyes, McKinley or any other Person or entity), whether in contract, tort or otherwise to any Buyer or to any person claiming through such Buyer, (x) for any action taken, suffered or omitted by any of them in good faith and reasonably believed to be authorized or within the discretion or rights or powers conferred upon it by this Agreement or any other Transaction Document, (y) for anything which any of them may do or refrain from doing in connection with this Agreement or any other Transaction Document, or (z) for anything otherwise in connection with the purchase and sale of the Securities, except in each case for such party’s own gross negligence, willful misconduct or fraud. Each of Space-Eyes and McKinley jointly and severally shall indemnify, defend and hold harmless the Placement Agent Parties from and against any and all losses, claims, damages, liabilities and expenses, including reasonable and documented attorneys’ fees and expenses, arising out of or relating to the offer and sale of the Securities, or the Placement Agents’ engagement as placement agents, except to the extent such expenses are finally judicially determined by a court of competent jurisdiction to have resulted from the gross negligence, willful misconduct or fraud of the applicable Placement Agent Party. The obligations of Space-Eyes and McKinley under this paragraph shall be in addition to, and not in limitation of, any indemnification or contribution rights the Placement Agent Parties may have under any engagement letter, placement agency agreement or other agreement with Space-Eyes, McKinley or any of their respective Affiliates.

(iii) No amendment, modification, waiver or termination of this Section 11(u), or of any provision of this Agreement or any other Transaction Document that adversely affects the rights, protections, indemnities or immunities of any Placement Agent Party, shall be effective without the prior written consent of each Placement Agent adversely affected thereby. The rights and protections afforded to the Placement Agent Parties under this Section 11(u) shall survive the Closing, any termination of this Agreement and the completion of the transactions contemplated hereby.

[signature pages follow]

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IN WITNESS WHEREOF, each Buyer, Space-Eyes and McKinley have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

COMPANY:

SPACE-EYES, INC.

By:	/s/ Jatin Baines
	Name:	Jatinder Batins
	Title:	Chief Executive Officer

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer, the Company and McKinley have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

COMPANY:

MCKINLEY ACQUISITION CORPORATION

By:	/s/ Peter Wright
	Name:	Peter Wright
	Title:	Chief Executive Officer

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer, the Company and McKinley have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

BUYER:

HBC INVESTMENT LTD.

By:	/s/ Richard Allison
	Name:	Richard Allison
	Title:	Authorized Signatory*

*Authorized Signatory Hudson Bay Capital Management LP not individually, but solely as Investment Advisor to HBC Investment Ltd.

[Signature Page to Securities Purchase Agreement]

SCHEDULE OF BUYERS

(1)	(2)	(3)	(4)	(5)	(6)	(9)
Buyer	Address	Aggregate Principal Amount of Initial Purchased Notes	Aggregate Purchase Price of Initial Purchased Notes	Aggregate Principal Amount of Subsequently Purchased Notes	Aggregate Purchase Price of Subsequently Purchased Notes	Legal Representative’s Address
HBC Investment Ltd.	c/o Hudson Bay Capital Management LP 290 Harbor Drive 3rd Floor Stamford, CT 06902	$5,882,352.94	$5,000,000	$77,777,777.78	$70,000,000	Latham & Watkins LLP 12670 High Bluff Drive San Diego, CA 92130 Telephone: (858) 523-5400 Attention: Michael E. Sullivan
TOTAL		$5,882,352.94	$5,000,000	$77,777,777.78	$70,000,000

Exhibit A

Form of Business Combination Agreement

Exhibit B

Form of Senior Secured Convertible Note

Exhibit C

Form of Warrant

Exhibit D

Lock-Up Agreement Parties

1.	Jatinder Bains

2.	Dylan Monroe

3.	Dr. Haribir Singh

Exhibit E

Form of Lock-Up Agreement

Exhibit F

Form of Perfection Certificate